As filed with the U.S. Securities and Exchange Commission on April 26, 2011

Registration No. 333-164176

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

SEC File No 811-5290

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
POST EFFECTIVE AMENDMENT NO. 2	☒

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 36	☒

John Hancock Variable Life Account V

(Exact Name of Registrant)

John Hancock Life Insurance Company (U.S.A.)

(Name of Depositor)

197 Clarendon Street

Boston, MA 02116

(Complete address of depositor’s principal executive offices)

Depositor’s Telephone Number: 617-572-6000

JAMES C. HOODLET, ESQ.

John Hancock Life Insurance Company (U.S.A.)

U.S. INSURANCE LAW

JOHN HANCOCK PLACE

BOSTON, MA 02117

(Name and complete address of agent for service)

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 2, 2011 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a) (1) of Rule 485
☐	on (date) pursuant to paragraph (a) (1) of Rule 485

If appropriate check the following box

☐	this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

Prospectus dated May 2, 2011

for interests in

Separate Account V

Interests are made available under

FLEX-V2

a scheduled premium life insurance policy

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)

The policy provides a fixed account option with fixed rates of return declared by John Hancock USA and the following investment accounts:

500 Index B Active Bond Blue Chip Growth Capital Appreciation Emerging Markets Value Equity-Income Global Bond High Yield	International Equity Index B International Value Lifestyle Balanced Lifestyle Growth Lifestyle Moderate Mid Cap Index Mid Cap Stock	Mid Value Money Market B Optimized All Cap Real Estate Securities Short Term Government Income Small Cap Growth Total Bond Market B

* * * * * * * * * * * *

Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

  The first section is called “Summary of Benefits and Risks.” It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.
  Behind the Summary of Benefits and Risks section is a section called “Fee Tables” that describes the fees and expenses you will pay when buying, owning and surrendering the policy.
  Behind the Fee Tables section is a section called “Detailed Information.” This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.
  Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the “SAI”) and how the SAI, audited financial statements forJohn Hancock USA and the Separate Account, personalized illustrations and other information can be obtained.

Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you should review the prospectuses for the underlying funds that we make available as investment options under the policies. The funds’ prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as “feeder funds”, the prospectus for the corresponding “master fund” is also provided. If you need to obtain additional copies of any of these documents, please contact your John Hancock USA representative or contact our Service Office at the address and telephone number on the back page of this product prospectus.

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SUMMARY OF BENEFITS AND RISKS

The nature of the policy

The policy’s primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges and the contingent deferred sales charge. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based on the investment results of the variable investment options that you choose. The amount we pay to the policy’s beneficiary upon the death of the insured person (we call this the “death benefit”) may be similarly affected. That’s why the policy is referred to as a “variable” life insurance policy. We call the investments you make in the policy “premiums” or “premium payments.” We require that your first premium at least equal your first “Required Premium” (discussed below). Except as noted in the Detailed Information section of this prospectus, you can make any other premium payments you wish at any time. That’s why the policy is called a “flexible premium” policy. You can request that we bill you for amounts of premiums that exceed your Required Premium payments and you can subsequently request that we change the amount that we bill.

If the life insurance protection is provided under a master group policy, the term “policy” as used in this prospectus refers to the certificate you will be issued and not to the master group policy.

Summary of policy benefits

Death benefit

In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called your “Guaranteed Death Benefit.” In the policy, this may also be referred to as the “Sum Insured.”

When the insured person dies, we will pay the death benefit minus any outstanding loans. There are three ways of calculating the death benefit. You choose which one you want in the application. The three death benefit options are:

  Option 1 - The death benefit will equal the greater of (1) the Guaranteed Death Benefit or (2) the minimum insurance amount under the “guideline premium and cash value corridor test” (as described under “The minimum insurance amount” provision in the Detailed Information section of this prospectus).
  Option 2 - The death benefit will equal the greater of (1) the Guaranteed Death Benefit plus your policy’s Excess Value (if any) on the date of death, or (2) the minimum insurance amount under the “guideline premium and cash value corridor test.”
  Option 3 - The death benefit will equal the greater of (1) the Guaranteed Death Benefit or (2) the minimum insurance amount under the “cash value accumulation test” (as described below).

Surrender of the policy

You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy debt and less any contingent deferred sales charge and administrative surrender charge that then applies. This is called your “surrender value.” You must return your policy when you request a surrender.

If you have not taken a loan on your policy, the “account value” of your policy will, on any given date, be equal to:

  the amount you invested,
  plus or minus the investment experience of the investment options you’ve chosen, minus all charges we deduct, and
  minus all withdrawals you have made.

If you take a loan on your policy, your account value will be computed somewhat differently. This is discussed under “Policy loans.”

Partial withdrawals

Under our current administrative rules, you may make a partial withdrawal of your policy’s Excess Value, if any, once in each policy year after the first policy year (see “Excess Value and its components”). Each partial withdrawal must be at least

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$1,000. There is a $20 charge for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge.

Policy loans

You may borrow from your policy at any time after the first policy year by completing the appropriate form. The minimum amount of each loan is $300. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your account value, and may also result in adverse tax consequences.

Optional benefit riders

When you apply for the policy, you can request any of the optional benefit riders that we make available. There are a number of such riders. Charges for most riders will be deducted monthly from the policy’s account value.

Investment options

The policy offers a number of investment options, as listed on page 1 of this prospectus. These investment options are subaccounts of Separate Account V (the “Account” or “Separate Account”), a separate account operated by us under Michigan law. They cover a broad spectrum of investment styles and strategies. Although the funds of the series funds that underlie those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. You can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund’s value and create no taxable event for you. If and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.

Summary of policy risks

Lapse risk

If your policy enters a grace period, we will notify you of how much you will need to pay to keep the policy in force. You will have a “grace period” of at least 31 days after we mail the notice to make that payment. If you don’t pay at least the required amount by the end of the grace period, your policy will terminate (i.e., lapse). If lapse occurs, you’ll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

Since withdrawals reduce your account value, withdrawals increase the risk of lapse. Loans also increase the risk of lapse.

Premium recalculation risk

If you do not request a premium recalculation (as described under “Premium recalculation”) prior to the policy anniversary nearest the insured person’s 69th birthday (or, if later, the ninth policy anniversary), then we will automatically perform the recalculation at the next policy anniversary. The recalculated base policy premium may be higher than the previous base policy premium.

Investment risk

As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you’ve chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the attached prospectuses of the series funds.

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Access to funds risk

There is a risk that you will not be able (or willing) to access your account value by surrendering the policy because of the contingent deferred sales charge (“CDSC”) that may be payable upon surrender. The CDSC is a percentage of the premiums you’ve paid and disappears only after 13 policy years have passed. See the “Fee Tables” section of this prospectus for details on the CDSC. There is also a charge for each partial withdrawal you make. It is usually $20. Any communication that arrives on a date that is not a business day will be processed on the business day next following that date. The term “business day” is defined under “Your Investment Options”.

Transfer risk

There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the number of options you can invest in at one time. The limitations on transfers out of the fixed account are more restrictive than those that apply to transfers out of investment accounts.

Market timing and disruptive trading risks

The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.

Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.

To discourage market timing and disruptive trading activity, we impose restrictions on transfers (see “Transfers of existing policy value”) and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges (see “How you communicate with us”). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:

(i) restricting the number of transfers made during a defined period,

(ii) restricting the dollar amount of transfers,

(iii) restricting transfers into and out of certain investment accounts,

(iv) restricting the method used to submit transfers, and

(v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.

While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.

Tax risks

Life insurance death benefits are ordinarily not subject to income tax. Other Federal and state taxes may apply as further discussed below. In general, you will be taxed on the amount of lifetime distributions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes.

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In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code (the “Code”), your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called “7-pay limit” that limits the amount of premium that can be paid in relation to the policy’s death benefit. If the limit is violated, the policy will be treated as a “modified endowment contract,” which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the “investor control rules” that determine whether you would be treated as the “owner” of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “inside build-up” that is a major benefit of life insurance.

There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

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FEE TABLES

This section contains the tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, so we cannot assess a charge that is greater than the charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

The first table below describes the fees and expenses that you will pay at the time that you pay a premium, surrender the policy or withdraw account value.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum premium sales charge	Upon payment of premium	5% of premium paid in any policy year(1)
Premium tax charge	Upon payment of premium	2.35% of each premium paid
DAC tax charge	Upon payment of premium	1.25% of each premium paid
Administrative surrender charge	Upon lapse or surrender within first 9 policy years	$5 per $1,000 of Guaranteed Death Benefit in policy years 1-6(2)
Maximum contingent deferred sales charge (CDSC)	Upon surrender of the policy within the period stated Upon decrease in Sum Insured	15% of base policy premiums due for surrenders in policy years 1- 6(3) Pro rata portion of applicable CDSC
Maximum premium recalculation charge	Upon premium recalculation(4)	3% of amount of Excess Value at the time of premium recalculation (currently 1.5%)
Extra mortality risk charge(5)	Upon payment of premium	Up to $105.14 per $1,000 of current Sum Insured
Maximum partial withdrawal charge	Upon making a partial withdrawal	$20
(1)	The current charge applies only in policy years 1-10 and is only 3.5% for policies with face amounts equal to or greater than $250,000.
(2)	The administrative surrender charge decreases in later policy years as follows: for policy years 7 and 8, it is $4 per $1,000 of Guaranteed Death Benefit; and for policy year 9, it is $3 per $1,000 of Guaranteed Death Benefit.
(3)	The CDSC percentage decreases in later policy years as follows: for policy year 7, it is 12.85%; for policy year 8, it is 10%; for policy year 9, it is 7.77%; for policy year 10, it is 6%; for policy year 11, it is 4.55%; for policy year 12, it is 2.92%; for policy 13, it is 1.54%; and for policy years 14 and later, it is 0%.
(4)	This charge is mandatory in that premium recalculation will automatically occur if not requested prior to the later of (i) the policy anniversary nearest the insured person’s 69th birthday, or (ii) the ninth policy anniversary.
(5)	This charge is determined in accordance with our underwriting rules and is assessed if the insured person does not qualify for either the preferred or standard underwriting class. Underwriting classifications are based upon a number of factors, the most important of which is medical history.
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The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the fund level. Except for the M&E charge, the policy loan interest rate and a portion of the rider charges, all of the charges shown in the tables are deducted from your account value. The second table is devoted only to optional rider benefits.

Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Rate	Current Rate
Insurance charge:(1)
Minimum charge	Monthly	$0.06 per $1,000 of AAR	$0.04 per $1,000 of AAR
Maximum charge	Monthly	$165.34 per $1,000 of AAR	$41.60 per $1,000 of AAR
Charge for representative insured person	Monthly	$0.10 per $1,000 of AAR	$0.14 per $1,000 of AAR
Issue charge	Monthly in first policy year only	$20	$20
Maintenance charge	Monthly	$8	$6
Guaranteed death benefit charge	Monthly	3¢ per $1,000 of Guaranteed Death Benefit	1¢ per $1,000 of Guaranteed Death Benefit
M&E charge(2)	Daily from separate account assets	.002% of assets	.002% of assets
Maximum policy loan interest rate(3)	Accrues daily Payable annually	5.0%	5.0%
(1)	The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or “AAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the Sum Insured, the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The “minimum” rate shown in the table at the guaranteed rate is the rate in the first policy year for a $1,000,000 policy issued to cover a 10 year old female preferred non-tobacco underwriting risk. The “minimum” rate shown in the table at the current rate is the rate in the twelfth policy year for a $1,000,000 policy issued to cover a 0 year old female preferred non-tobacco underwriting risk. The “maximum” rate shown in the table at both the guaranteed and current rates is the rate in the first policy year for a $100,000 policy issued to cover a 99 year old male standard tobacco underwriting risk. The “representative insured person” referred to in the table is a 35 year old male standard non-tobacco underwriting risk with a $100,000 policy. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your John Hancock USA representative.
(2)	This charge only applies to separate account assets (i.e., those assets invested in the variable investment options). The charge does not apply to the fixed investment option.The effective annual rate equivalents of the actual unrounded daily rates charged are .60% and .60%, respectively.
(3)	5.0% is the effective annual interest rate we charge. The amount of any loan is transferred from the investment options to a special loan account which earns interest at an effective annual rate of 4.0% during policy years 1-20 and 4.50% thereafter. Therefore, the true cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.
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Rider Charges
Charge	When Charge is Deducted	Amount Deducted
Insured or Spouse YRT Rider:(1)
Minimum Charge	Monthly	$0.08 per $1,000 of YRT death benefit
Maximum Charge	Monthly	$83.33 per $1,000 of YRT death benefit
Charge for representative insured person	Monthly	$0.20 per $1,000 of YRT death benefit
Children’s Insurance Benefit Rider	Monthly	$0.50 per $1,000 Rider Sum Insured
Accidental Death Benefit Rider(2)
Maximum Charge	Monthly	$0.75 per $1,000 of accidental death benefit
Maximum Charge	Monthly	$1.71 per $1,000 of accidental death benefit
Charge for representative insured person	Monthly	$0.78 per $1,000 of accidental death benefit
Disability Payment of Premium Rider:(3)
Minimum Charge	Monthly	4.38% of Required Premium for base policy (including ratings)
Maximum Charge	Monthly	15.16% of Required Premium for base policy (including ratings)
Charge for representative insured person	Monthly	4.56% of Required Premium for base policy (including ratings)
Applicant Payment of Premium Rider:(4)
Minimum Charge	Monthly	0.003 times Required Premium for base policy and all other riders
Maximum Charge	Monthly	0.04 times Required Premium for base policy and all other riders
Charge for representative insured person	Monthly	0.004 times Required Premium for base policy and all other riders
(1)	“YRT” stands for “Yearly Renewable Term”. The charge for this rider is determined by multiplying the amount of insurance under the rider by the applicable cost of insurance rate for the rider. The rate varies widely depending upon the amount of YRT coverage and the insurance risk characteristics and gender of the person insured under the rider. The “minimum” rate shown in the table is the rate for a rider with $1,000,000 of coverage issued to cover a 0 year old female preferred underwriting risk. The “maximum” rate shown in the table is the rate for a rider with $100,000 of coverage issued to cover a 99 year old male standard tobacco underwriting risk. The “representative insured person” referred to in the table is a 35 year old male standard non-tobacco underwriting risk with $100,000 of rider coverage. If the Disability Payment of Premium Rider is also elected, the charge for this rider will be increased by 54%. If the person covered under this rider is rated substandard, there will be an extra charge for this rider of up to $445.61 per $1,000 of YRT death benefit.
(2)	The charge for this rider is determined by multiplying the amount of insurance for which we are at risk by the applicable rate. The rates vary by the issue age and the insurance risk characteristics of the insured person. The “minimum” rate shown in the table is for a 20 year old male tobacco underwriting risk. The “maximum” rate shown in the table is for an 85 year old female preferred non- tobacco underwriting risk. The “representative insured person” referred to in the table is a 35 year old male standard non-tobacco underwriting risk.
(3)	The charge for this rider is determined by multiplying the total Required Premium for the base policy by the applicable rate. The rates vary widely depending upon the age and rider underwriting rating of the insured person. The “minimum” rate shown in the table is for a 17 year old insured person with a standard rider rating. The “maximum” rate shown in the table is for a 36 year old insured person with the maximum substandard rider rating. The “representative insured person” referred to in the table is a 35 year old with a standard rider rating.
(4)	The charge for this rider is determined by multiplying the total Required Premium for the base policy and the charges for all other riders by the applicable rate. The rates vary widely depending upon the age of the applicant and the age of the insured person. The “minimum” rate shown in the table is for an 18 year old applicant and a 0 year old insured person. The “maximum” rate shown in the table is for a 50 year old applicant and a 14 year old insured person. The “representative applicant and insured person” referred to in the table are 35 and 0 years old, respectively.

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.49%	1.10%
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DETAILED INFORMATION

This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.

Table of Investment Options and Investment Subadvisers

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolio.

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the prospectus for the underlying portfolio.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective
500 Index B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	Declaration Management & Research LLC; and John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments. The portfolio seeks to invest its assets in debt securities and instruments with an average duration of between 4 to 6 years; however, there is no limit on the portfolio’s average maturity.

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Portfolio	Portfolio Manager	Investment Objective
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large and medium-sized blue chip growth companies.
Capital Appreciation	Jennison Associates LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that, at the time of investment, exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium to large-capitalization companies.
Emerging Markets Value	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the subadviser.
Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.
Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed-income instruments may be denominated in foreign currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
High Yield	Western Asset Management Company	To seek to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities. The portfolio’s investments may include corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities that have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):
Rating Agency
Moody’s:Ba through C
S&P’s:BB through D
International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depositary Receipts or Global Depositary Receipts representing such securities.
International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests primarily in equity securities of companies located outside the U.S., including in emerging markets. The portfolio invests at least 85% of its net assets in non-U.S. equity securities.
Lifestyle Balanced	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio normally invests approximately 50% of its assets in underlying funds that invest primarily in equity securities and approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities.
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Portfolio	Portfolio Manager	Investment Objective
Lifestyle Growth	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio normally invests approximately 70% of its assets in underlying funds that invest primarily in equity securities and approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities.
Lifestyle Moderate	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio normally invests approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 40% in underlying funds that invest primarily in equity securities.
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P MidCap 400 Index* and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell Midcap Index* or the S&P MidCap 400 Index.*
Mid Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the S&P MidCap 400 Index* or the Russell Midcap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.
Money Market B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar-denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Optimized All Cap	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies. The portfolio will focus on equity securities of U.S. companies across the three market capitalization ranges of large, medium and small.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. Under normal market conditions, the portfolio invests at least 80% of its net assets in obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Under normal circumstances, the portfolio’s effective duration is no more than 3 years.
Small Cap Growth	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
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Portfolio	Portfolio Manager	Investment Objective
Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Barclays Capital U.S. Aggregate Bond Index** (which represents the U.S. investment-grade bond market). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities listed in the Barclays Capital U.S. Aggregate Bond Index.

* “MSCI All Country World Ex U.S. Index” is a trademark of Morgan Stanley & Co. Incorporated. “Russell 2000,®” “Russell Midcap,®” and “Russell Midcap Value®” are trademarks of Frank Russell Company. “S&P MidCap 400,®” and “S&P SmallCap 600®” are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indices referred to in the portfolio objectives track companies having the ranges of approximate market capitalization, as of February 28, 2011 (except as otherwise indicated), set out below:

MSCI All Country World Ex U.S. Index — $466 million to $275.1 billion
Russell 2000 Index — maximum of $6.2 billion
Russell Midcap Index — $221 million to $22.3 billion
Russell MidCap Value Index — $310 million to $19 billion
S&P MidCap 400 Index — $703 million to $9.9 billion
S&P SmallCap 600 Index — maximum of $3.7 billion

**The Barclays Capital U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market) is a bond index that relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).

We will purchase and redeem series fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time).

We will vote shares of the portfolios held in the Account at the shareholder meetings according to voting instructions received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the contract together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold (including our own shares and those we hold in the Account for policy owners) in proportion to the instructions so received. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote.

We determine the number of a series fund’s shares held in a subaccount attributable to each owner by dividing the amount of a policy’s account value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the series fund’s meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of the series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions. However, we may, in certain limited circumstances permitted by the SEC’s rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we

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reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock USA to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to deregister the Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Description of John Hancock USA

Effective December 31, 2009, we entered into a merger agreement with John Hancock Life Insurance Company (“JHLICO”) and John Hancock Variable Life Insurance Company (“JHVLICO”) and assumed legal ownership of all of the assets of JHLICO and JHVLICO, including those assets related to John Hancock Variable Life Account V, the separate account that currently funds your policy. Effective at the time of the merger, we became the depositor of John Hancock Variable Life Account V (the “Separate Account”).

Except for the succession of John Hancock USA as the depositor for the Separate Account and its assumption of the obligations arising under the policies, the merger did not affect the Separate Account or any provisions of, any rights and obligations under, or any of your allocations among investment options under, the policies. We will continue to administer and service inforce policies of JHLICO and JHVLICO in all jurisdictions where issued and will assume the direct responsibility for the payment of all claims and benefits and other obligations under these policies.

We are a stock life insurance company and are currently licensed in the District of Columbia and all states of the United States, except New York. We were incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan on December 30, 1992. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Separate Account.

We are ranked and rated by independent financial rating services, which may include Moody’s, Standard & Poor’s, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of Separate Account V

The variable investment options shown on page 1 are in fact subaccounts of the Separate Account and initially established by JHVLICO under Massachusetts law. On December 31, 2009, as a result of the merger of JHLICO and JHVLICO into John Hancock USA, we became the owner of all the assets of the Separate Account and currently operate the Separate Account under Michigan law (see “Description of John Hancock USA”).

The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Separate Account or of us.

The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of John Hancock USA’s other assets.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

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The fixed investment option

Our obligations under the policy’s fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 (the “1933 Act”) and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option are, however, subject to certain generally applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

Premiums

Premium payments

We call the investments you make in the policy “premiums” or “premium payments”. We require that your first premium at least equal your first “Required Premium” (discussed below). Except as noted below, you can make any other premium payments you wish at any time. You can request that we bill you for amounts of premiums that exceed your Required Premium payments and you can subsequently request that we change the amount that we bill.

Maximum premium payments

If you have chosen the Option 1 or Option 2 death benefit (see “The Death Benefit”), federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We‘ll monitor your premium payments and let you know if you’re about to exceed this limit. (See “Tax Considerations”).

Also, we may refuse to accept any amount of an additional premium if:

  that amount of premium would increase our insurance risk exposure, and the insured person doesn’t provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance, or that amount of premium would cause the cumulative premiums you have paid to date to exceed the cumulative scheduled premiums due to date under the policy.

In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating.

Required premiums

The Policy Specifications page of your policy will show the “Required Premium” for the policy. In the policy application, you will choose one of the following “modes” of premium payment  —  annual, semi-annual, quarterly or monthly. We make no additional charge for any of these choices of payment mode. You can request that we change your payment mode at any time.

The scheduled date on which such a payment is “due” is referred to in the policy as a “modal processing date.” Premiums are scheduled to be paid for the whole of the insured person’s lifetime. If, on any modal processing date, the cumulative amount of all premium payments you have made does not equal or exceed the cumulative amount of all Required Premiums due through that date, your policy will enter a grace period, unless your policy has Excess Value as of that date. For purposes of determining whether enough premiums have been paid as of any modal processing date, we reduce the amount of premiums you have paid by the amount of any withdrawals you have taken from what we consider to be the “premium component” of any Excess Value in your policy (see below).

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Excess Value and its components

As of the last business day in each policy month, we compare the account value of the policy against the “Basic Account Value” (described below) to determine if any “Excess Value” exists under the policy. Excess Value is any amount of account value greater than the Basic Account Value. If you wish to know the amount of Excess Value at any time, just contact our Servicing Office.

The Basic Account Value generally increases over the life of the policy, as the attained age of the insured person increases. Basic Account Value can be thought of as what the guaranteed cash value would be under an otherwise comparable non-variable whole life policy. It is the amount we deem necessary to support your policy’s benefits at any time based on accepted actuarial methods and assumptions. See “How we calculate Basic Account Value” below for further details.

Excess Value may arise from two sources. The “premium component” is that portion of Excess Value up to the amount by which the cumulative premiums paid (excluding amounts from this component previously withdrawn) exceed the cumulative amount of Required Premiums due to date. The “experience component” is that portion of Excess Value above the premium component and arises out of favorable investment experience or lower than maximum insurance and expense charges.

How we calculate Basic Account Value

The Basic Account Value at any time is what the policy’s account value would have been at that time if (1) level annual premiums (and no additional premiums) had been paid in the amount of the maximum guaranteed recalculation premium at issue and earned a constant net return of 4% per annum and (2) the cost of insurance charges had been deducted at the maximum rates set forth in the policy, and no other charges. The maximum guaranteed recalculation premium at issue is described under “Premium recalculation” and its amount is specified in each policy.

Notwithstanding the foregoing, if there is a policy loan outstanding, the Basic Account Value will not be less than 110% of the outstanding loan. Also, in all cases where optional rider benefits have been selected, or the insured person is in a substandard risk category, an additional amount will be added in computing the Basic Account Value to cover these items through the end of the then-current policy year.

Lapse

If your policy enters a grace period, we will notify you of how much you will need to pay to keep the policy in force. You will have a “grace period” of at least 31 days after we mail the notice to make that payment. If you don’t pay at least the required amount by the end of the grace period, your policy will terminate (i.e., lapse). If the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During the grace period, you cannot make transfers among investment options or make a partial withdrawal or policy loan.

Options on lapse

If a policy lapses, we apply the surrender value on the date of lapse to one of three options for continued insurance that does not require further payment of premium: Variable Paid-Up Insurance, Fixed Paid-Up Insurance or Fixed Extended Term Insurance on the life of the insured person, commencing on the date of lapse.

Both the Variable and Fixed Paid-Up Insurance options provide an amount of paid-up whole life insurance, determined in accordance with the policy, which the surrender value will purchase. The amount of Variable Paid-Up Insurance may then increase or decrease, subject to any guarantee, in response to the investment experience of the variable investment options. The Fixed Paid-Up Insurance option provides a fixed and level amount of insurance. The Fixed Extended Term Insurance option provides a fixed amount of insurance determined in accordance with the policy, with the insurance coverage continuing for as long a period as the available policy surrender value will purchase.

The Variable Paid-Up Insurance option is not available unless its initial amount is at least $5,000. If you have elected no option before the end of the grace period, the Fixed Extended Term Insurance option automatically applies unless the amount of Fixed Paid-Up Insurance would equal or exceed the amount of Fixed Extended Term Insurance or unless the insured person is a substandard risk. In either of the latter cases, Fixed Paid-Up Insurance is provided.

You may surrender a policy that is being continued under any of these options for the option’s surrender value while the insured person is living. Loans may be available under the Variable and Fixed Paid-Up Insurance options.

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Reinstatement

You can still reactivate (i.e., “reinstate”) a lapsed policy within 3 years from the beginning of the grace period, unless the surrender value has been paid out or otherwise exhausted or the period of any Fixed Extended Term Insurance has expired. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy.

Amount of required premiums

We initially determine the amount of your scheduled premium at the time your policy is issued, in accordance with our established rules and rates. It consists of a “base policy premium” plus certain additional amounts if the insured person presents an extra mortality risk to us or if you have purchased certain additional insurance benefits. These amounts will be set forth in the “Policy Specifications” section of your policy as the components of your Required Premium.

The “base policy premium” is the amount of the Required Premium for an insured person in the “standard” underwriting risk class who has not purchased any additional insurance benefits by rider. The base policy premium will not change until the Required Premium recalculation discussed below, or until such time as you partially surrender the policy.

Premium recalculation

You may make a one-time request that we recalculate your base policy premium at any time not later than the policy anniversary nearest the insured person’s 69th birthday (or, if later, the ninth policy anniversary). The base policy premium that results from the recalculation will apply to all periods subsequent to the recalculation. That resulting base policy premium may be higher or lower than, or the same as, the previous base policy premium. This, in turn, will determine whether the Required Premium will be higher, lower or stay the same for those subsequent periods. If your right to request a premium recalculation expires without your having exercised it, we will automatically perform the premium recalculation at the next policy anniversary.

The premium recalculation feature makes it possible for us to set a lower base policy premium (and thus a lower Required Premium) at the time the policy is issued than would be possible without this feature. If you wish to “lock in” a base policy premium (and Required Premium) at any time prior to the feature’s expiration, you can do so by requesting a premium recalculation.

The amount of the new base policy premium after a premium recalculation depends on the insured person’s sex, smoking status, attained age, the guaranteed death benefit under the policy and the account value at the close of the business day that precedes the recalculation. The new base policy premium will never exceed the policy‘s “guaranteed maximum recalculation premium” based on the insured person’s attained age at the time of the recalculation. The guaranteed maximum recalculation premium for each attained age will appear in the “Policy Specifications” section of your policy.

The guaranteed maximum recalculation premium increases as the insured person’s attained age increases. Accordingly, by delaying the premium recalculation, you assume the risk that the base policy premium following the recalculation will be higher than it would have been had the recalculation been performed at an earlier date. The longer the delay and the lower the policy’s account value, the greater the risk. On the other hand, by postponing the premium recalculation, you may benefit from (1) a lower base policy premium prior to the recalculation and (2) a longer period to accumulate enough account value to reduce the possibility (or amount) of an increase in the base policy premium at the time of the recalculation.

If your policy has any Excess Value at the time of the premium recalculation, the base policy premium will be less following the recalculation than it would have been had the recalculation been performed at the earliest possible date (i.e., at the time of policy issuance). Otherwise it will be more.

As an example, consider a policy issued to a male standard risk non-smoker age 35 at issue with Death Benefit Option 1 in the amount of $100,000 and assuming current charge rates. If no premium recalculation is made at policy issuance, the base policy premium for the policy would be $900 until such time as the premium recalculation is made. Assuming that amount of premium is paid annually until the premium recalculation, and assuming constant gross annual investment returns at the rates set forth below, the following table illustrates what the base policy premium would be following a recalculation on the dates shown.

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Policy Anniversary of Premium Recalculation	Base Policy Premium Following Recalculation Assuming Hypothetical Gross Annual Rate of Return of:
	0%	6%	12%
0 (Issue Date)	$1,414.00	$1,414.00	$1,414.00
5	$1,607.99	$1,581.92	$1,551.41
10	$1,900.30	$1,791.31	$1,635.15
15	$2,334.72	$2,058.15	$1,566.76
20	$3,008.11	$2,433.77	$1,151.92
25	$4,077.27	$2,998.48	$0.00
30	$5,845.15	$3,914.46	$0.00
35*	$8,404.00	$5,561.76	$0.00

*Mandatory premium recalculation if you do not choose earlier date.

We will make a one-time charge if the new base policy premium is less than the guaranteed maximum recalculation premium that would have applied had the recalculation been done at the time the policy was issued. The charge will not exceed 3% (currently 1½%) of the policy’s Excess Value exceeds at the time of the premium recalculation. See “Guaranteed death benefit charge”.

The amount of any account value that is considered Excess Value under your policy may increase or decrease as a result of a premium recalculation. See “Excess Value and its components” above.

Ways to pay premiums

If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock Life.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to our Service Office at the appropriate address shown on the back cover of this prospectus.

We will also accept premiums:

  by wire or by exchange from another insurance company,
  via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your John Hancock USA representative or by contacting our Service Office.

Processing premium payments

We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

(1) We will process a payment received prior to a policy’s date of issue as if received on the business day immediately preceding the date of issue.

(2) If you pay a sufficient premium to take your policy out of a grace period, the portion of such premium that equals the overdue Required Premium will be processed as of that Required Premium’s due date.

(3) If the first Required Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the first Required Premium is received.

(4) We will process the portion of any premium payment for which we require evidence of the insured person’s continued insurability only after we have received such evidence and found it satisfactory to us.

(5) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

  The tax problem resolves itself prior to the date the refund is to be made; or
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  The tax problem relates to modified endowment contract status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

(6) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

The death benefit

In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called your “Guaranteed Death Benefit.” In the policy, this may also be referred to as the “Sum Insured.”

When the insured person dies, we will pay the death benefit minus any outstanding loans. There are 3 ways of calculating the death benefit. You must choose which one you want in the application. The three death benefit options are:

  Option 1 - The death benefit will equal the greater of (1) the Guaranteed Death Benefit or (2) the minimum insurance amount under the “guideline premium and cash value corridor test” (as described below).
  Option 2 - The death benefit will equal the greater of (1) the Guaranteed Death Benefit plus your policy’s Excess Value (if any) on the date of death, or (2) the minimum insurance amount under the “guideline premium and cash value corridor test”.
  Option 3 - The death benefit will equal the greater of (1) the Guaranteed Death Benefit or (2) the minimum insurance amount under the “cash value accumulation test” (as described below).

For the same premium payments, the death benefit under Option 2 will tend to be higher than the death benefit under Options 1 or 3. On the other hand, the monthly insurance charge will be higher under Option 2 to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Options 1 or 3 than under Option 2 for the same premium payments.

Limitations on payment of death benefit

If the insured person commits suicide within certain time periods (generally within two years from the Issue Date of the policy), the amount payable will be equal to the premiums paid, less the amount of any policy debt on the date of death, and less any withdrawals, unless otherwise provided by your policy.

Also, if an application misstated the age or sex of either of the insured persons, we will adjust, if necessary, the Base Face Amount, any Supplemental Face Amount, and every other benefit to that which would have been purchased at the correct age or sex by the most recent cost of insurance charges or as otherwise provided by your policy.

The minimum insurance amount

In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law. Death benefit Options 1 and 2 use the “guideline premium and cash value corridor test” while Option 3 uses the “cash value accumulation test.” For Options 1 and 2, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called “corridor factor” applicable on that date. The corridor factors are derived by applying the “guideline premium and cash value corridor test.” The corridor factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each age will appear in the policy. For Option 3, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called “death benefit factor” applicable on that date. The death benefit factors are derived by applying the “cash value accumulation test.” The death benefit factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

Change of Sum Insured

You may request a decrease in your Sum Insured at any time, subject to our administrative rules in effect at the time. If approved, any such decrease will be effective on the monthly processing date next following our receipt of the request. A pro-rata portion of any contingent deferred sales charge will be deducted from your account value as a result of any such decrease.

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Under our current administrative rules, you cannot request an increase in your Sum Insured.

Change of death benefit option

On any policy anniversary after the first, you may request to change your coverage from death benefit Option 1 to Option 2 or vice-versa. If you request a change from Option 1 to Option 2, we will require evidence that the insured person still meets our requirements for issuing coverage. This is because such a change increases our insurance risk exposure. If you have chosen death benefit Option 3, you can never change to either Option 1 or Option 2.

Partial surrenders

You may partially surrender your policy upon submission of a written request satisfactory to us in accordance with our rules. Currently, the policy after partial surrender must have a Guaranteed Death Benefit at least as large as the minimum amount for which we would issue a policy on the life of the insured person. The Required Premium for the policy will be adjusted to prospectively reflect the new Guaranteed Death Benefit. A pro-rata portion of the account value will be paid to you and a pro-rata portion of any contingent deferred sales charge and any administrative surrender charge will be deducted. Possible alternatives to the partial surrender of the policy would be withdrawal of some or all of your Excess Value or taking a policy loan.

Effective date of certain policy transactions

The following transactions take effect on the policy anniversary on or next following the date we approve your request:

  Face amount increases, when and if permitted by our administrative rules
  Change of death benefit option

Face amount decreases take effect on the monthly deduction date on or next following the date we approve the request for decrease.

Tax consequences of coverage changes

Please read “Tax considerations” to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person’s death. You may change the beneficiary during the insured person’s lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner’s estate.

Ways in which we pay out policy proceeds

You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more information. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

  Option 1 - Proceeds left with us to accumulate with interest
  Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out
  Option 2B - Equal monthly payments for a specified period of time
  Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years
  Option 4 - Equal monthly payments for life with no refund
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  Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven’t been paid out

You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3.50%. If no alternative payment option has been chosen, proceeds may be paid as a single sum.

Changing a payment option

You can change the payment option at any time before the proceeds are payable. If you haven’t made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

The account value

From each premium payment you make, we deduct the charges described under “Deductions from premium payments.” We invest the rest in the investment options you’ve elected. Special investment rules apply to premiums processed prior to the Allocation Date (see “Processing premium payments”).

Over time, the amount you’ve invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a series fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under “Description of charges at the policy level.” We calculate the unit values for each investment account once every business day as of the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern time. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.

The amount you’ve invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. Amounts you invest in a fixed investment option will not be subject to the mortality and expense risk charge or the guaranteed death benefit charge. Otherwise, the policy level charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

Commencement of investment performance

All premium payments will be allocated among the investment options on the date as of which they are processed (as discussed under “Processing Premium Payments”).

Allocation of future premium payments

At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

The policies are not designed for professional market timing organizations or other persons or entities that use programmed, large or frequent transfers among investment options, as described in the “Market timing and disruptive trading

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risks” section of this prospectus. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of variable investment options We also reserve the right to impose a fee of up to $25 for any transfer beyond an annual limit (which will not be less than twelve). Under our current rules, we impose no charge on transfers but we do impose the following restrictions on transfers into and out of variable investment options. Transfers out of a fixed investment option are subject to additional limitations noted below.

Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market B investment option even if the two transfer per month limit has been reached, but only if 100% of the account value in all variable investment options is transferred to the Money Market B investment option. If such a transfer to the Money Market B investment option is made then, for the 30 calendar day period after such transfers, no transfers from the Money Market B investment option to any other investment options (variable or fixed) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one variable investment option into a second variable investment option, the values can only be transferred out of the second investment option if they are transferred into the Money Market B investment option; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment option may not be transferred out of the Money Market B investment option into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions. If we change any of the above rules relating to transfers, we will notify you of the change.

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies tp match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number or timing of transfers, we will monitor aggregate trades among the sub-accounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.

Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to the Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

Transfers out of a fixed investment option are currently subject to the following restrictions:

  You can only make such a transfer once a year and only during the 31 day period following your policy anniversary.
  We must receive the request for such a transfer during the period beginning 60 days prior to the policy anniversary and ending 30 days after it.
  The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.
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We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option.

Limitation on number of investment options

Whether through the allocation of premium or through the transfer of existing account value, you can never be invested in more than ten investment options at any one time.

Surrender and partial withdrawals

Full surrender

You may surrender your policy in full at any time. If you do, we will pay you the account value, less any policy debt and less any CDSC and administrative surrender charge that then applies. This is called your “surrender value.” You must return your policy when you request a full surrender. We process surrenders as of the day we receive the surrender request.

Partial withdrawal

Under our current administrative rules, you may make a partial withdrawal of your policy’s Excess Value, if any, once in each policy year after the first policy year (see “Excess Value and its components”). Each partial withdrawal must be at least $1,000. There is a $20 charge for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them.

Policy loans

You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is equal to 100% of that portion of your surrender value that is attributable to the fixed investment option plus one of the following:

  In policy years 2 and 3—75% of that portion of your surrender value that is attributable to the variable investment options
  In all later policy years—90% of that portion of your surrender value that is attributable to the variable investment options

The minimum amount of each loan is $300, unless the loan is used to pay premiums. The interest charged on any loan is an effective annual rate of 5.00%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.00% for the first 20 policy years and 4.5% thereafter. The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in some states. Please see your John Hancock USA representative for details. We process policy loans as of the day we receive the loan request.

Repayment of policy loans

You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

  The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.
  The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

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Effects of policy loans

The account value, the net cash surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

Whenever the outstanding loan exceeds the surrender value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee’s last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see “Tax considerations”).

Description of charges at the policy level

Deductions from premium payments

  Premium tax charge - A charge to cover state premium taxes we currently expect to pay, on average. This charge is currently 2.35% of each premium.
  DAC tax charge - A charge to cover the increased Federal income tax burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.
  Premium sales charge - A charge to help defray our sales costs. The charge is 5% of the premiums you pay each policy year that do not total more than the Required Premium for that policy year. We currently waive 30% of this charge for policies with a Guaranteed Death Benefit of $250,000 or higher, but continuation of that waiver is not guaranteed. Also, we currently intend to stop making this charge on premiums received after the 10th policy year, but this is not guaranteed either.

Deductions from account value

  Issue charge - A monthly charge to help defray our administrative costs. This is a flat dollar charge of $20 and is deducted only during the first policy year.
  Maintenance charge - A monthly charge to help defray our administrative costs. This is a flat dollar charge of up to $8 (currently $6).
  Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than rates based on the 1980 Commissioners’ Standard Ordinary Mortality Tables. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the Guaranteed Death Benefit and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person‘s attained age increases. (The insured person’s “attained age” on any date is his or her age on the birthday nearest that date.) If the Guaranteed Death Benefit at issue is $100,000 or more, the insured person may be eligible for the “preferred” underwriting class, which has the lowest cost of insurance charges for policies of this type. In addition, we currently apply a lower insurance charge for policies with a Guaranteed Death Benefit of $250,000 or higher, but continuation of that practice is not guaranteed. Also, it is our current intention to reduce the insurance charge in the 10th policy year and thereafter below what it otherwise would be, but such a reduction is not guaranteed either.
  Guaranteed death benefit charge - A monthly charge for our guarantee that the death benefit will never be less than the Guaranteed Death Benefit. This charge is currently 1¢ per $1,000 of the Guaranteed Death Benefit at the time the charge is deducted. We guarantee that this charge will never exceed 3¢ per $1,000 of the Guaranteed Death Benefit at the time the charge is deducted.
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  Extra mortality risk charge - An insured person who does not qualify for either the preferred or standard underwriting class must pay an additional Required Premium because of the extra mortality risk. We collect this additional premium in two ways: up to 8.6% of the additional premium is deducted from premiums when paid and the remainder of the additional premium is deducted monthly from your policy’s account value in equal installments.
  M & E charge - A daily charge for mortality and expense risks we assume. This charge is deducted from the variable investment options. It does not apply to the fixed investment option. The current charge is at an effective annual rate of .60% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of ..60%.
  Optional insurance benefits charges - An additional Required Premium must be paid if you elect to purchase any additional insurance benefit that is added to the policy by means of a rider.
  Premium recalculation charge - When we perform any recalculation as described in the subsection titled “Premium recalculation,” we deduct a one-time charge in the amount described in that subsection.
  Administrative surrender charge - A charge we deduct if the policy lapses or is surrendered in the first 9 policy years. We deduct this charge to compensate us for administrative expenses that we would otherwise not recover in the event of early lapse or surrender. The amount of the charge depends upon the policy year in which lapse or surrender occurs and the policy‘s Guaranteed Death Benefit at that time. The maximum charge is $5 per $1,000 of the policy’s Guaranteed Death benefit in policy years 1 through 6, $4 per $1,000 in policy years 7 and 8 and $3 per $1,000 in policy year 9. For insured persons age 24 or less at issue, this charge will never be more than $200 and will be charged only in the first four policy years. Currently a policy with a Guaranteed Death Benefit at time of surrender or lapse of $250,000 or more is not charged. A policy of less than $250,000 Guaranteed Death Benefit at time of surrender or lapse is not currently charged if the surrender or lapse is after the fourth policy year and is charged no more than $300 if the surrender or lapse is in the first four policy years. We may withdraw or modify these lower current charges at any time.
  Contingent deferred sales charge (“CDSC”) - A charge we deduct if the policy lapses or is surrendered within the first thirteen policy years. A pro-rata portion of the charge is deducted in the event of a decrease in the Sum Insured. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The CDSC is a percentage of the lesser of (a) the total amount of premiums you have actually paid before the date of surrender or lapse and (b) the sum of the base policy premiums due (whether or not actually paid) on or before the date of surrender or lapse. (For this purpose base policy premiums are pro-rated through the end of the policy month in which the surrender or lapse occurs).
For Surrenders or Lapses Effective During:	Maximum Contingent Deferred Sales Charge as a Percentage of Base Policy Premiums Due Through Effective Date of Surrender or Lapse
Policy Years 1-6	15.00%
Policy Year 7	12.85%
Policy Year 8	10.00%
Policy Year 9	7.77%
Policy Year 10	6.00%
Policy Year 11	4.55%
Policy Year 12	2.92%
Policy Year 13	1.54%
Policy Year 14 and Later	0%

The amount of the CDSC is calculated on the basis of the base policy premium for the attained age of the insured person at the time the policy is issued. The base policy premium that we use to compute the CDSC is not affected by (1) any recalculation of the type referred to under “Premium recalculation”, or (2) the non-mandatory character of any Required Premium due to Excess Value in the policy on that premium’s due date. The CDSC, as reflected in the above table, reaches its maximum at the end of the sixth policy year and is reduced in each policy year thereafter until it reaches zero in policy year 14. At issue ages higher than 54, the maximum is reached at an earlier policy year and may be reduced to zero over a shorter number of years.

  Partial withdrawal charge - A charge of $20 for each partial withdrawal of Excess Value to compensate us for the administrative expenses of processing the withdrawal.
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Loan interest rate

The maximum loan interest charged on any loan is shown in the Fee Tables and described under “Policy loans” in this prospectus.

Additional information about how certain policy charges work

Sales expenses and related charges

The sales charges (i.e., the premium sales charge and the CDSC) help to compensate us for the cost of selling our policies (see “Description of Charges at the Policy Level”). The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policy. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the issue charge and the maintenance charge may also be recovered from such other sources.

Effect of premium payment pattern

You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying more than one Required Premium in any policy year could reduce your total sales charges. For example, if you paid a Required Premium of $1,000 in each of the first two policy years, you would pay total premium sales charges of $100. If instead you paid $2,000 (i.e., two times the Required Premium amount) in the first policy year, you would pay total premium sales charges of only $50. Accelerating the payment of Required Premiums to earlier policy years could result in a larger CDSC and/or cause aggregate premiums paid to exceed the policy’s 7-pay premium limit and, as a result, cause the policy to become a modified endowment contract, with adverse tax consequences to you upon receipt of policy distributions (see “Tax consequences”). On the other hand, to pay less than the amount of Required Premiums by their due dates runs the risk that the policy will lapse, resulting in loss of coverage and additional charges.

Method of deduction

We deduct the monthly charges described in the Fee Tables section and any CDSC from your policy’s investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association’s capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

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We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

Description of charges at the fund level

The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the prospectus for the underlying portfolio) are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

Other policy benefits, rights and limitations

Optional benefit riders you can add

When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy’s account value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. We may add to, delete from or modify the following list of optional benefit riders:

  Insured or Spouse YRT Rider - This rider provides a level or decreasing amount of term insurance on the life of the insured person or the insured person’s spouse. The benefit is payable if the person insured under the rider dies during the term period. In applying for this rider, you must choose the term period and whether the coverage amount is level or decreasing.
  Children’s Insurance Benefit Rider - This rider covers children of the insured person at the time of application and children born or adopted after the rider is purchased. For coverage to begin on any child, he or she must be more than 14 days old and less than 15 years old. Coverage will continue until the earliest of (i) termination of the rider upon request, (ii) lapse of the policy, (iii) the insured person‘s 65th birthday, (iv) election to convert to permanent coverage on the child’s 18th birthday, or (v) the child‘s 22nd birthday. Since we don’t know which children are covered at any point in time, it is up to you to terminate the rider if it no longer suits your needs.
  Accidental Death Benefit Rider - This rider provides for an additional insurance benefit if the insured person‘s death is due to accidental causes between the policy anniversaries nearest the insured person’s 5th and 70th birthdays.
  Disability Payment of Premium Rider - This rider provides its benefit during the total disability (as defined in the rider) of the insured person. The benefit continues until the earlier of (i) the policy anniversary nearest the insured person’s 65th birthday or (ii) the cessation of total disability. The monthly benefit is equal to one-twelfth of the policy’s annual Required Premium.
  Applicant Payment of Premium Rider - This rider provides its benefit upon the death of the applicant for the policy or during the total disability (as defined in the rider) of the applicant. The benefit continues until the earlier of (i) the policy anniversary nearest the insured person’s 22nd birthday or (ii) the cessation of total disability. The monthly benefit is equal to one-twelfth of the policy’s annual Required Premium.

Variations in policy terms

Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, terms and conditions of your insurance coverage may vary depending on where you purchase a policy. We disclose all material variations in this prospectus.

We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the

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type of variations discussed under “Reduced charges for eligible classes.” No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

Generally, the policy is available with a minimum Guaranteed Death Benefit at issue of $50,000. At the time of issue, the insured person must have an attained age of 75 or less. All insured persons must meet certain health and other insurance risk criteria called “underwriting standards.”

Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy.

Commencement of insurance coverage

After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person’s risk classification should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under “Temporary coverage prior to policy delivery” below).

The policy will take effect only if all of the following conditions are satisfied:

  The policy is delivered to and received by the applicant.
  At least the first Required Premium is received by us.
  Each insured person is living and still meets our criteria for issuing insurance.

If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “date of issue.” That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as “backdating” and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

The conditions for coverage described above under “Commencement of insurance coverage” must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve the insured person’s younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

Changes that we can make as to your policy

We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

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In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include those listed below.

  Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws
  Combining or removing investment options
  Changes in the form of organization of any separate account

Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

Who owns the policy? That’s up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Wherever the term “you” appears in this prospectus, we’ve assumed that the reader is the person who has the right or privilege being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.While the insured person is alive, you will have a number of options under the policy. These options include those listed below.

  Determine when and how much you invest in the various investment options
  Borrow amounts you have in the investment options
  Withdraw any amount we consider to be “Excess Value” in your policy
  Change the beneficiary who will receive the death benefit
  Turn in (i.e., “surrender”) the policy for the full amount of its surrender value
  Reduce the amount of insurance by surrendering part of the policy
  Choose the form in which we will pay out the death benefit or other proceeds

It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy cancellation right

You have the right to cancel your policy within the latest of the following periods:

  10 days after you receive it (this period may be longer in some states);
  10 days after mailing by John Hancock USA of the Notice of Withdrawal Right; or
  45 days after the date Part A of the application has been completed.

This is often referred to as the “free look” period. During this period, your premiums will be allocated as described under “Processing premium payments” in this prospectus. To cancel your policy, simply deliver or mail the policy to us at one of the addresses shown on the back cover, or to the John Hancock USA representative who delivered the policy to you.

In most states, you will receive a refund of any premiums you’ve paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by John Hancock USA prior to that date. The date of cancellation will be the date of such mailing or delivery.

Reports that you will receive

At least annually, we will send you a statement setting forth at least the following information as of the end of the most recent reporting period: the Guaranteed Death Benefit, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of transfers among investment options, policy loans, partial withdrawals and certain other policy transactions. Premium

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payments not in response to a billing notice are “unscheduled” and will be separately confirmed. Therefore, if you make a premium payment that differs by more than $25 from that billed, you will receive a separate confirmation of that premium payment.

Semi-annually we will send you a report containing the financial statements of the Series Fund, including a list of securities held in each fund.

Assigning your policy

You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

When we pay policy proceeds

General

We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more information.

Delay to challenge coverage

We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system. We will not delay payment longer than necessary for us to verify a check has cleared the banking system.

Delay of separate account proceeds

We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

State laws allow us to defer payment of any portion of the surrender value derived from the fixed investment option for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

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How do you communicate with us?

General rules

You should mail or express all checks and money orders for premium payments and loan repayments to our Service Office at the appropriate address shown on the back cover.

Under our current rules, certain requests must be made in writing and be signed and dated by you, except as discussed below under “Telephone Transactions.” These requests include those listed below.

  loans
  surrenders (including partial surrenders) or partial withdrawals change of death benefit option
  change of beneficiary
  election of payment option for policy proceeds
  tax withholding elections
  election of telephone transaction privilege

The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see “Telephone and Facsimile Transactions” below).

  transfers of account value among investment options
  change of allocation among investment options for new premium payments

You should mail or express all written requests to our Service Office at the appropriate address shown on the back cover. You should also send notice of the insured person‘s death and related documentation to our Service Office. We don’t consider that we’ve “received” any communication until such time as it has arrived at the proper place and in the proper and complete form.

We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Service Office or your John Hancock USA representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn’t include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone and facsimile transactions

If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-572-1571. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers amoung investment options. For reasons such as that, we have imposed restrictions on transfers. However, we also reserve the right to change our telephone and facsimile transaction

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policies or procedures at any time. Moreover, we also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.

Distribution of policies

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate, Signator Investors, Inc., is one such broker-dealer. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.

Compensation

The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer, Signator Investors, Inc., may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 117.5% of the base policy premiums paid in the first policy year, 13% of such premiums paid in the second through fourth policy years, and 3% of such premium paid in each policy year thereafter. The maximum commission on any premium paid in excess of such policy premium in any policy year is 4%. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).

Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either

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directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your account value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

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However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.)

Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

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Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

  First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
  Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
  Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
  is made on or after the date on which the policy owner attains age 59½;
  is attributable to the policy owner becoming disabled; or
  is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.
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These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, if there is a reduction in benefits under a policy (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract.

If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

Financial statements reference

The financial statements of John Hancock USA and the Account can be found in the Statement of Additional Information. The financial statements of John Hancock USA should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of John Hancock USA to meet its obligations under the

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policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.

Registration statement filed with the SEC

This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2010 and 2009, and for each of the three years in the period ended December 31, 2010, and the financial statements of John Hancock Variable Life Account V at December 31, 2010, and for each of the two years in the period ended December 31, 2010, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

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In addition to this prospectus, John Hancock USA has filed with the SEC a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements for John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.

SERVICE OFFICE
Express Delivery	Mail Delivery
Life Operations 197 Clarendon Street, C-6 Boston, MA 02117	P.O. Box 111 Boston, MA 02117
Phone:	Fax:
1-800-732-5543	1-617-572-1571

Information about the Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act File No. 811-5290  —  1933 Act File No. 333-164176

Statement of Additional Information

dated May 2, 2011

for interests in

John Hancock Variable Life Account V (“Registrant”)

Interests are made available under

FLEX-V2

a scheduled premium life insurance policy issued by

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(“John Hancock USA”)

This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting the John Hancock USA Servicing Office at Life Operations, 197 Clarendon Street, C-6, Boston, MA 02117 or telephoning 1-800-732-5543.

Description of the Depositor

Effective December 31, 2009, we entered into a merger agreement with John Hancock Life Insurance Company (“JHLICO”) and John Hancock Variable Life Insurance Company (“JHVLICO”) and assumed legal ownership of all of the assets of JHLICO and JHVLICO, including those assets related to John Hancock Variable Life Account V, the separate account that currently funds your policy. Effective at the time of the merger, we became the depositor of John Hancock Variable Life Account V (the “Separate Account”).

Except for the succession of John Hancock USA as the depositor for the Separate Account and its assumption of the obligations arising under the policies, the merger did not affect the Separate Account or any provisions of, any rights and obligations under, or any of your allocations among investment options under, the policies. We will continue to administer and service inforce policies of JHLICO and JHVLICO in all jurisdictions where issued and will assume the direct responsibility for the payment of all claims and benefits and other obligations under these policies.

We are a stock life insurance company and are licensed in the District of Columbia and all states of the United States except New York. We were incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan on December 30, 1992. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Separate Account.

Description of the Registrant

Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” In this case, the Registrant is John Hancock Variable Life Account V, a separate account initially established by John Hancock Variable Life Insurance Company under Massachusetts law. On December 31, 2009, as a result of the merger of JHLICO and JHVLICO into John Hancock USA, we became the owner of all the assets of the Separate Account and currently operate the Separate Account under Michigan law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Separate Account. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of John Hancock USA.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

Administration of policies issued by John Hancock USA and of registered separate accounts organized by John Hancock USA may be provided by other affiliates. Neither John Hancock USA nor the separate accounts are assessed any charges for such services.

Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is 2 Avenue De Lafayette, LCC5N, Boston, Massachusetts, 02111.

Independent Registered Public Accounting Firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2010 and 2009, and for each of the three years in the period ended December 31, 2010, and the financial statements of John Hancock Variable Life Account V at December 31, 2010, and for each of the two years in the period ended December 31, 2010, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

2

Legal and Regulatory Matters

There are no legal proceedings to which the Depositor, the Account or the principal underwriter is a party or to which the assets of the Account are subject that are likely to have a material adverse effect on the Account or the ability of the principal underwriter to perform its contract with the Account or of the Depositor to meet its obligations under the policies.

On June 25, 2007, John Hancock Investment Management Services, LLC (the “Adviser”) and John Hancock Distributors LLC (the “Distributor”) and two of their affiliates (collectively, the “John Hancock Affiliates”) reached a settlement with the SEC that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust funds that participated in the Adviser’s commission recapture program during the period from 2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in April 2004.

Principal Underwriter/Distributor

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus. JH Distributors acts as the principal distributor of a number of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate Signator Investors, Inc. is one such broker-dealer.

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2010, 2009, and 2008 was $145,301,936, $152,873,991 and $224,191,519 respectively. JH Distributors did not retain any of these amounts during such periods.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. Compensation is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders). The compensation paid is not expected to exceed 117.5% of the base policy premiums paid in the first policy year, 13% of such premiums paid in the second through fourth policy years, and 3% of such premium paid in each policy year thereafter. The maximum commission on any premium paid in excess of such policy premium in any policy year is 4%.

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

•

Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

3

•

Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.

•

Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

Our affiliated broker-dealer, Signator Investors, Inc., may pay its registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Additional Information About Charges

A policy will not be issued until the underwriting process has been completed to the Depositor’s satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

Reduction In Charges

The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. John Hancock USA reserves the right to reduce any of the Policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which John Hancock USA believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. John Hancock USA may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

4

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2010, 2009, and 2008

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (U.S.A.) (the Company) as of December 31, 2010 and 2009, and the related consolidated statements of operations, changes in shareholder’s equity and comprehensive income (loss), and cash flows for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company (U.S.A.) at December 31, 2010 and 2009, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2010 the Company changed their method of accounting and reporting for variable interest entities, in 2009 the Company changed their method of accounting and reporting for other-than-temporary impairments on debt securities, and in 2008 the Company changed their method of accounting and reporting for certain assets to a fair value measurement approach.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

March 30, 2011

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS

	December 31,
	2010	2009

	(in millions)
Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2010—$60,956; 2009—$55,386)	$62,402	$55,581
Held-for-trading—at fair value (cost: 2010—$1,616; 2009—$1,231) (includes variable interest entity assets, at fair value, of $401 and $0 at December 31, 2010 and 2009, respectively)	1,627	1,208
Equity securities:
Available-for-sale—at fair value (cost: 2010—$486; 2009—$489)	588	558
Mortgage loans on real estate	13,343	12,623
Investment real estate, agriculture, and timber	3,610	3,084
Policy loans	5,050	4,949
Short-term investments	1,472	3,973
Other invested assets	3,883	3,417

Total Investments	91,975	85,393
Cash and cash equivalents (includes variable interest entity assets of $44 and $0 at December 31, 2010 and 2009, respectively)	2,772	4,915
Accrued investment income (includes variable interest entity assets of $6 and $0 at December 31, 2010 and 2009, respectively)	974	896
Goodwill	1,453	3,053
Value of business acquired	1,959	2,171
Deferred policy acquisition costs and deferred sales inducements	10,006	9,565
Amounts due from and held for affiliates	3,673	3,828
Intangible assets	1,285	1,294
Reinsurance recoverable	10,910	10,171
Derivative asset	2,975	2,142
Other assets	2,044	2,035
Separate account assets (includes variable interest entity assets of $116 and $106 at December 31, 2010 and 2009, respectively)	136,002	122,466

Total Assets	$266,028	$247,929

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS – (CONTINUED)

	December 31,
	2010	2009

	(in millions)
Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$82,231	$78,478
Policyholders’ funds	8,308	9,125
Unearned revenue	2,600	2,615
Unpaid claims and claim expense reserves	1,292	1,303
Policyholder dividends payable	595	619
Amounts due to affiliates	2,290	3,714
Short-term debt	7	6
Long-term debt (includes variable interest entity liabilities of $351 and $0 at December 31, 2010 and 2009, respectively)	838	484
Consumer notes	966	1,205
Current income tax payable	21	232
Deferred income tax liability	2,765	1,755
Coinsurance funds withheld	4,871	4,359
Derivative liability (includes variable interest entity liabilities of $10 and $0 at December 31, 2010 and 2009, respectively)	3,404	2,629
Other liabilities (includes variable interest entity liabilities of $7 and $0 at December 31, 2010 and 2009, respectively)	3,737	3,363
Separate account liabilities (includes variable interest entity liabilities of $116 and $106 at December 31, 2010 and 2009, respectively	136,002	122,466

Total Liabilities	249,927	232,353

Commitments, Guarantees, Contingencies, and Legal Proceedings (Note 11)

Shareholder’s Equity
Preferred stock ($1.00 par value; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2010 and 2009)	-	-
Common stock ($1.00 par value; 50,000,000 shares authorized; 4,728,939 and 4,728,938 shares issued and outstanding at December 31, 2010 and 2009, respectively)	5	5
Additional paid-in capital	12,776	12,427
Retained earnings	1,907	2,822
Accumulated other comprehensive income	1,168	129

Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	15,856	15,383
Noncontrolling interests	245	193

Total Shareholder’s Equity	16,101	15,576

Total Liabilities and Shareholder’s Equity	$266,028	$247,929

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years ended December 31,
	2010	2009	2008

	(in millions)
Revenues
Premiums	$3,922	$3,946	$81
Fee income	3,759	3,561	3,427
Net investment income	4,567	4,346	4,441
Net realized investment and other gains (losses):
Total other-than-temporary impairment losses	(178)	(754)	(1,767)
Portion of loss recognized in other comprehensive income	57	91	-

Net impairment losses recognized in earnings	(121)	(663)	(1,767)
Other net realized investment and other gains (losses)	502	(1,174)	1,544

Total net realized investment and other gains (losses)	381	(1,837)	(223)
Other revenue	26	46	62

Total revenues	12,655	10,062	7,788

Benefits and expenses
Benefits to policyholders	6,887	4,558	4,771
Policyholder dividends	846	918	939
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	752	1,211	(336)
Goodwill impairment	1,600	-	-
Other operating costs and expenses	3,225	3,071	3,064

Total benefits and expenses	13,310	9,758	8,438

(Loss) income before income taxes	(655)	304	(650)

Income tax expense (benefit)	222	(7)	(339)

Net (loss) income	(877)	311	(311)

Less: net income (loss) attributable to noncontrolling interests	36	(16)	16

Net (loss) income attributable to John Hancock Life Insurance Company (U.S.A.)	$(913)	$327	$(327)

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for outstanding shares)							(in thousands)
Balance at January 1, 2008	$5	$11,926	$3,046	$1,083	$16,060	$143	$16,203	4,829

Comprehensive (loss) income:
Net (loss) income			(327)		(327)	16	(311)
Other comprehensive loss, net of tax:
Net unrealized investment losses				(2,534)	(2,534)		(2,534)
Foreign currency translation adjustment				(23)	(23)		(23)
Pension and postretirement benefits:
Change in prior service cost				(1)	(1)		(1)
Change in net actuarial loss				(666)	(666)		(666)
Cash flow hedges				1,055	1,055		1,055

Comprehensive (loss) income					(2,496)	16	(2,480)

Adoption of ASC 825, fair value option for financial assets and financial liabilities			7		7		7
Adoption of ASC 715, accounting for endorsement split-dollar life insurance arrangements			(1)		(1)		(1)
Share-based payments		9			9		9
Contributions from noncontrolling interests						62	62
Distributions to noncontrolling interests						(38)	(38)
Capital contribution from Parent		477			477		477
Dividends paid to Parent			(960)		(960)		(960)

Balance at December 31, 2008	$5	$12,412	$1,765	$(1,086)	$13,096	$183	$13,279	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS) - (CONTINUED)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for outstanding shares)							(in thousands)
Balance at January 1, 2009	$5	$12,412	$1,765	$(1,086)	$13,096	$183	$13,279	4,829
Comprehensive income (loss):
Net income (loss)			327		327	(16)	311
Other comprehensive income, net of tax:
Net unrealized investment gains				2,916	2,916		2,916
Foreign currency translation adjustment				5	5		5
Pension and postretirement benefits:
Change in prior service cost				(2)	(2)		(2)
Change in net actuarial loss				60	60		60
Net unrealized gain on split-dollar life insurance benefit				2	2		2
Cash flow hedges				(1,005)	(1,005)		(1,005)

Comprehensive income (loss)					2,303	(16)	2,287

Adoption of ASC 320, recognition of other-than-temporary impairments			730	(761)	(31)		(31)
Share-based payments		8			8		8
Contributions from noncontrolling interests						39	39
Distributions to noncontrolling interests						(13)	(13)
Capital contribution from Parent		7			7		7

Balance at December 31, 2009	$5	$12,427	$2,822	$129	$15,383	$193	$15,576	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS) - (CONTINUED)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for outstanding shares)							(in thousands)
Balance at January 1, 2010	$5	$12,427	$2,822	$129	$15,383	$193	$15,576	4,829
Comprehensive (loss) income:
Net (loss) income			(913)		(913)	36	(877)
Other comprehensive income, net of tax:
Net unrealized investment gains				776	776		776
Foreign currency translation adjustment				(53)	(53)		(53)
Pension and postretirement benefits:
Change in prior service cost				(2)	(2)		(2)
Change in net actuarial loss				9	9		9
Net unrealized gain on split-dollar life insurance benefit				2	2		2
Cash flow hedges				(166)	(166)		(166)

Comprehensive (loss) income					(347)	36	(311)

Adoption of ASC 810, consolidation of variable interest entities			(2)		(2)	45	43
Share-based payments		12			12		12
Contributions from noncontrolling interests						23	23
Distributions to noncontrolling interests						(52)	(52)
Transfer of certain pension and postretirement benefit plans to Parent		(13)		473	460		460
Capital contribution from Parent		350			350		350

Balance at December 31, 2010	$5	$12,776	$1,907	$1,168	$15,856	$245	$16,101	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years ended December 31,
	2010	2009	2008

	(in millions)
Cash flows from operating activities:
Net (loss) income	$(877)	$311	$(311)
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	174	153	168
Net realized investment and other (gains) losses	(381)	1,837	223
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	752	1,211	(336)
Capitalization of deferred policy acquisition costs and deferred sales inducements	(1,240)	(1,642)	(2,009)
Goodwill impairment	1,600	-	-
Depreciation and amortization	132	134	129
Net cash flows from trading securities	73	(151)	46
(Increase) decrease in accrued investment income	(78)	17	12
Decrease (increase) in other assets and other liabilities, net	1,224	(885)	2,030
Increase (decrease) in policyholder liabilities and accruals, net	2,652	(143)	4,178
Increase in deferred income taxes	447	29	114

Net cash provided by operating activities	4,478	871	4,244

Cash flows from investing activities:
Sales of:
Fixed maturities	20,277	11,418	10,428
Equity securities	1,153	1,022	422
Mortgage loans on real estate	961	1,782	1,771
Investment real estate, agriculture, and timber	22	2	7
Other invested assets	377	71	884
Maturities, prepayments, and scheduled redemptions of:
Fixed maturities	2,149	2,101	2,318
Mortgage loans on real estate	383	330	285
Other invested assets	233	234	-
Purchases of:
Fixed maturities	(27,481)	(14,722)	(12,491)
Equity securities	(1,118)	(733)	(288)
Investment real estate, agriculture, and timber	(602)	(151)	(233)
Other invested assets	(1,031)	(578)	(1,056)
Mortgage loans on real estate issued	(2,117)	(2,467)	(2,627)
Issuance of notes receivable to affiliates	-	-	(755)
Net redemptions (purchases) of short-term investments	2,501	(303)	(944)
Other, net	(783)	705	692

Net cash used in investing activities	(5,076)	(1,289)	(1,587)

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS – (CONTINUED)

	Years ended December 31,
	2010	2009	2008

	(in millions)
Cash flows from financing activities:
Capital contribution from Parent	$350	$7	$477
Dividends paid to Parent	-	-	(500)
(Decrease) increase in amounts due to affiliates	(1,254)	1,425	(964)
Universal life and investment-type contract deposits	3,725	6,440	7,375
Universal life and investment-type contract maturities and withdrawals	(4,169)	(5,287)	(7,948)
Net transfers from (to) separate accounts related to universal life and investment-type contracts	7	(1,486)	(1,918)
Excess tax benefits related to share-based payments	5	8	2
Repayments of consumer notes, net	(239)	(395)	(557)
Issuance of short-term debt	2	-	-
Repayments of short-term debt	(1)	-	-
Issuance of long-term debt	2	1	2
Repayments of long-term debt	(101)	-	(6)
Unearned revenue on financial reinsurance	112	(44)	1,592
Net reinsurance recoverable	(23)	(186)	(125)

Net cash (used in) provided by financing activities	(1,584)	483	(2,570)

Net (decrease) increase in cash and cash equivalents	(2,182)	65	87
Adoption of ASC 810, consolidation of variable interest entities	39	-	-
Cash and cash equivalents at beginning of year	4,915	4,850	4,763

Cash and cash equivalents at end of year	$2,772	$4,915	$4,850

Non-cash financing activities during the year:
Transfer of certain pension and postretirement benefit plans to Parent	$(13)	$-	$-
Dividend of note receivable to Parent	-	-	(460)

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Holdings (Delaware) LLC (“JHHLLC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of insurance and investment products to both individual and institutional customers located primarily in the United States. These products, including individual life insurance, individual and group fixed and variable annuities, individual and group long-term care insurance, and mutual funds, are sold through an extensive network of agents, securities dealers, and other financial institutions. The Company also offers investment management services with respect to the Company’s separate account assets and to mutual funds and institutional customers. The Company is licensed in 49 states.

On December 31, 2009, John Hancock Life Insurance Company (“JHLICO”), which was a wholly-owned subsidiary of John Hancock Financial Services, Inc. (“JHFS”), and John Hancock Variable Life Insurance Company (“JHVLICO”), which was a wholly-owned subsidiary of JHLICO, merged with and into JHUSA. As a result of the merger, JHLICO and JHVLICO ceased to exist, and the companies’ property and obligations became the property and obligations of JHUSA.

On December 31, 2009, JHFS, which was a wholly-owned subsidiary of JHHLLC, merged with and into MIC. As a result of the merger, JHFS ceased to exist, and the company’s property and obligations became the property and obligations of MIC.

On December 31, 2009, Manulife Holdings (Delaware) LLC (“MHDLLC”), which was the parent company of MIC, merged with and into JHHLLC. As a result of the merger, MHDLLC ceased to exist, and the company’s property and obligations became the property and obligations of JHHLLC.

Basis of Presentation. The accompanying consolidated financial statements of the Company give effect to the merger of JHUSA with JHLICO and JHVLICO, which was reflected in JHUSA’s audited consolidated financial statements for the years ended December 31, 2009 and 2008, as a merger of entities under common control.

These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and controlled subsidiaries and variable interest entities (“VIEs”) in which the Company is the primary beneficiary. Partnerships, joint venture interests, and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. All significant intercompany transactions and balances have been eliminated. For further discussion regarding VIEs, see Note 3 – Relationships with Variable Interest Entities.

Reclassifications. Certain prior year amounts have been reclassified to conform to the current year presentation.

Investments. The Company classifies its fixed maturity securities, other than leveraged leases, as either available-for-sale or held-for-trading and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder’s equity, net of policyholder related amounts and deferred income taxes. Unrealized investment gains and losses related to held-for-trading securities are reflected in net realized investment and other gains (losses). Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts are included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the security.

The Company classifies its leveraged leases as fixed maturity securities and calculates their carrying value by accruing income at their expected internal rate of return.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities primarily include common stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company classifies as available-for-sale, unrealized investment gains and losses are reflected in shareholder’s equity, as described above for available-for-sale fixed maturity securities. Equity securities that do not have readily determinable fair values are carried at cost and are included in other invested assets. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. The Company considers its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value. Dividends are recorded as income on the ex-dividend date.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When contractual payments of mortgage investments are more than 90 days in arrears, interest is no longer accrued. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if higher and the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is applied to reduce the outstanding investment balance. If foreclosure becomes probable, the measurement method used is based on the collateral’s fair value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, agriculture, and timber, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate, agriculture, and timber is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

Derivative Financial Instruments. The Company uses derivative financial instruments (“derivatives”) to manage exposures to foreign currency, interest rate, and other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. Derivatives embedded in other financial instruments (“host instruments”), such as investment securities, reinsurance contracts, and certain benefit guarantees, are separately recorded as derivatives when their economic characteristics and risks are not closely related to those of the host instrument, the terms of the embedded derivative are the same as those of a stand-alone derivative, and the host instrument is not held-for-trading or carried at fair value. Derivatives are recorded at fair value. Derivatives with unrealized gains are reported as derivative assets and derivatives with unrealized losses are reported as derivative liabilities.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

A determination is made for each relationship as to whether hedge accounting can be applied. Where hedge accounting is not applied, changes in fair value of derivatives are recorded in net realized investment and other gains (losses).

Where the Company has elected to use hedge accounting, a hedge relationship is designated and documented at inception. Hedge effectiveness is evaluated at inception and throughout the term of the hedge, and hedge accounting is only applied when the Company expects that each hedging instrument will be highly effective in achieving offsetting changes in fair value or changes in cash flows attributable to the risk being hedged. Hedge effectiveness is assessed quarterly using a variety of techniques, including regression analysis and cumulative dollar offset. When it is determined that the hedging relationship is no longer effective or the hedged item has been sold or terminated, the Company discontinues hedge accounting prospectively. In such cases, if the derivative hedging instruments are not sold or terminated, any subsequent changes in fair value of the derivative are recognized in net realized investment and other gains (losses).

In a fair value hedging relationship, changes in the fair value of the hedging derivatives are recorded in net realized investment and other gains (losses), along with changes in fair value attributable to the hedged risk. The carrying value of the hedged item is adjusted for changes in fair value attributable to the hedged risk. To the extent the changes in the fair value of derivatives do not offset the changes in the fair value of the hedged item attributable to the hedged risk in net realized investment and other gains (losses), any ineffectiveness will remain in net realized investment and other gains (losses). When hedge accounting is discontinued, the carrying value of the hedged item is no longer adjusted and the cumulative fair value adjustments are amortized to investment income over the remaining term of the hedged item unless the hedged item is sold, at which time the balance is recognized immediately in net investment income.

In a cash flow hedge relationship, the effective portion of the changes in the fair value of the hedging instrument is recorded in accumulated other comprehensive income, while the ineffective portion is recognized in net realized investment and other gains (losses). Gains and losses recorded in accumulated other comprehensive income are recognized in income during the same periods as the variability in the cash flows hedged or the hedged forecasted transactions are recognized.

Gains and losses on cash flow hedges recorded in accumulated other comprehensive income are reclassified immediately to income when the hedged item is sold or forecasted transaction is no longer expected to occur. When a hedge is discontinued, but the hedged forecasted transaction remains highly probable to occur, the amounts recorded in accumulated other comprehensive income are reclassified to income in the periods during which variability in the cash flows hedged or the hedged forecasted transaction is recognized in income.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Goodwill, Value of Business Acquired, and Other Intangible Assets. On April 28, 2004 (the “acquisition date”), MFC acquired JHFS and its subsidiaries, which was accounted for using the purchase method of accounting. The allocation of purchase consideration resulted in the recognition of goodwill, value of business acquired (“VOBA”), and other intangible assets as of the acquisition date.

Goodwill recorded on the Company’s Consolidated Balance Sheets represents primarily the excess of the cost over the fair value of identifiable net assets acquired by MFC.

VOBA is the present value of estimated future profits of insurance policies in-force related to businesses acquired by MFC. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs (“DAC”) and tests for recoverability at least annually.

Other intangible assets include brand name, investment management contracts (fair value of the investment management relationships between the Company and the mutual funds managed by the Company), distribution networks, and other investment management contracts (institutional investment management contracts managed by the Company’s investment management subsidiaries) recognized at the acquisition date. Brand name and investment management contracts are not subject to amortization. Distribution networks and other investment management contracts are amortized over their respective estimated lives in other operating costs and expenses.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

The Company tests goodwill and intangible assets not subject to amortization for impairment at least annually, or more frequently if circumstances indicate impairment may have occurred. Amortizing intangible assets are reviewed for impairment only upon the occurrence of certain triggering events. An impairment is recorded whenever an intangible asset’s fair value is deemed to be less than its carrying value. For discussion regarding a goodwill impairment the Company recorded during 2010, see Note 15 — Goodwill, Value of Business Acquired, and Other Intangible Assets.

Deferred Policy Acquisition Costs and Deferred Sales Inducements. DAC are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include sales commissions, certain policy issuance and underwriting costs, and certain agency expenses. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized gains (losses), and mortality and expense margins. DAC amortization is adjusted retrospectively when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on investments as if these gains (losses) had been realized, with corresponding credits or charges included in accumulated other comprehensive income.

DAC and unearned revenue related to non-participating traditional life insurance and DAC related to long-term care insurance are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual and group annuity products. The Company defers sales inducements and amortizes them over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

Reinsurance. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Consolidated Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its contract holders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 35% and 38% of the Company’s traditional life net insurance in-force at December 31, 2010 and 2009, respectively, and 77%, 81%, and 85% of the Company’s traditional life net insurance premiums for the years ended December 31, 2010, 2009, and 2008, respectively.

Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments.

For payout annuities in loss recognition, future policy benefits are computed using estimates of expected mortality, expenses, and investment yields as determined at the time these contracts first moved into loss recognition. Payout annuity reserves are adjusted for the impact of net realized investment and other gains (losses) associated with the underlying assets.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, and interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

Policyholders’ funds are generally equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the acquisition date, and additional reserves established on certain guarantees offered in certain investment-type products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

Components of policyholders’ funds were as follows:

	December 31,
	2010	2009

	(in millions)
Participating pension contracts	$1,799	$1,976
Funding agreements	1,010	1,753
Guaranteed investment contracts	823	948

Total liabilities for investment-type products	3,632	4,677
Individual and group annuities	2,225	2,124
Certain traditional life insurance policies and other	2,451	2,324

Total policyholders’ funds	$8,308	$9,125

Funding agreements are purchased from the Company by special purpose entities (“SPEs”), which in turn issue medium-term notes to global investors that are non-recourse to the Company. The SPEs are not consolidated in the Company’s consolidated financial statements.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Policyholder Dividends. Policyholder dividends for the closed blocks are approved annually by the Company’s Board of Directors. The aggregate amount of policyholder dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year as appropriate, as well as management’s judgment as to the proper level of statutory surplus to be retained by the Company. For policies included in the JHUSA closed block, expense experience is included in determining policyholder dividends. Expense experience is not included for policies included in the JHLICO closed block. For additional information on the closed blocks, see Note 6 — Closed Blocks.

Revenue Recognition. Premiums from participating and non-participating traditional life insurance, annuity policies with life contingencies, and reinsurance contracts are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due.

Deposits related to universal life and investment-type products are credited to policyholders’ account balances. Revenues from these contracts, as well as annuity contracts, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees, broker-dealer commissions and fees, and administration service fees. Such fees and commissions are recognized in the period in which the services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income when received. Selling commissions paid to the selling broker-dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods ranging from one to six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

Share-Based Payments. The Company provides compensation to certain employees and directors in the form of stock options, deferred share units, restricted share units, and performance share units in MFC. The Company recognizes the costs resulting from share-based payment transactions with employees in its consolidated financial statements utilizing a fair value-based measurement method.

Share-based compensation costs are recognized over the applicable vesting period, except where the employee is eligible to retire prior to a vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The share-based payments are a legal obligation of MFC, but in accordance with U.S. GAAP, are recorded in the accounts of the Company in other operating costs and expenses.

The Company reports the benefits of tax deductions in excess of recognized compensation cost as a financing cash flow item.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates.

Foreign Currency. Assets and liabilities of foreign operations are translated into U.S. dollars using current exchange rates as of the balance sheet date. Revenues and expenses are translated using the average exchange rates during the year. The resulting net translation adjustments for each year are included in accumulated other comprehensive income. Gains or losses on foreign currency transactions are reflected in earnings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Adoption of Recent Accounting Pronouncements

Financing Receivables

Effective December 31, 2010, the Company adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) No. 2010-20, “Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses,” which amends FASB Accounting Standards Codification ™ (“ASC”) Topic 310, “Receivables.” ASU No. 2010-20 requires enhanced disclosures related to the allowance for credit losses and the credit quality of financing receivables, such as aging information and credit quality indicators. Most of the requirements are effective for the Company on December 31, 2010 with certain additional disclosures effective on December 31, 2011. Adoption of this guidance resulted in expanded disclosures related to the Company’s financing receivables, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Derivative Instruments and Hedging Activities

Effective July 1, 2010, the Company adopted ASU No. 2010-11, “Derivatives and Hedging- Scope Exception Related to Embedded Credit Derivatives,” which amends ASC Topic 815, “Derivatives and Hedging” (“ASC 815”). ASU No. 2010-11 clarifies the scope exception for embedded credit derivative features related to the transfer of credit risk created by the subordination of one financial instrument to another. The amendments address how to determine which embedded credit derivative features, including those in collateralized debt obligations and synthetic collateralized debt obligations, are considered to be embedded derivatives that should not be analyzed for potential bifurcation and separate accounting at fair value. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities,” which is now incorporated into ASC 815. This guidance provides extensively expanded disclosure requirements for derivative instruments and hedging activities and applies to all derivative instruments, including bifurcated derivative instruments and related hedged items. Adoption of this guidance resulted in expanded disclosures related to derivative instruments and hedging activities, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Consolidated Financial Statements

Effective January 1, 2010, the Company adopted ASU No. 2009-17, “Consolidation – Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities,” which amends ASC Topic 810, “Consolidation” (“ASC 810”).

The amendments revise the accounting principles for assessing consolidation of a VIE and include the following features:

•

A new concept of control - now defined as an entity’s ability to make decisions that are most economically significant to the VIE coupled with economic exposure to the VIE’s variability. This definition replaces the previous concept of “exposure to the majority of the VIE’s variability” in determining when to consolidate another entity.

•	New guidance for determining which party, among parties with shared decision making powers over a VIE, makes the most significant decisions for the VIE.

•

A bright line test for removal rights over an entity’s decision maker by its equity owners, whereby removal rights are disregarded as an element of control unless they can be exercised successfully by a single party.

•	Expanded guidance on whether fees charged to a VIE by its decision maker are variable interests, leading to consolidation by the decision maker.

•	Removal of the previous scope exception for qualifying special purpose entities.

ASC 810 retains a scope exception for consolidation by investment companies of their investments.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

The Company also adopted ASU No. 2010-10, “Consolidation – Amendments for Certain Investment Funds,” which amends ASC 810. This guidance was effective January 1, 2010 and deferred application of the amendments described above to certain entities that apply specialized accounting guidance for investment companies.

Adoption of ASC 810 resulted in consolidation of certain collateralized debt obligations sponsored by the Company. The impact on the Company’s Consolidated Balance Sheet at January 1, 2010 was an increase in assets of $518 million, an increase in liabilities of $475 million, an increase in noncontrolling interests of $45 million, and a decrease in retained earnings of $2 million, net of tax.

Effective January 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51,” which is now incorporated into ASC 810. ASC 810 establishes accounting guidance for noncontrolling interests in a subsidiary and for deconsolidation of a subsidiary. Noncontrolling interests in subsidiaries are included as a separate component of shareholder’s equity on the Consolidated Balance Sheets, net income attributable to both the Company’s interest and the noncontrolling interests is presented separately on the Consolidated Statements of Operations, and any changes in the Company’s ownership of a subsidiary, which do not result in deconsolidation, would be accounted for as transactions in the Company’s own stock. Deconsolidation typically results in the recognition of a gain or loss, with any retained noncontrolling interest measured initially at fair value. This accounting guidance was applied prospectively, except for the presentation and disclosure requirements, which were applied retrospectively. Adoption of this guidance had no measurement impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective December 31, 2008, the Company adopted FASB Staff Position (“FSP”) No. FAS 140-4 and FIN 46(R)-8, “Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities,” which is now incorporated into ASC 810. This guidance requires enhanced disclosures about transfers of financial assets and interests in VIEs. While the Company is not involved in securitizing financial assets, it does have significant relationships with VIEs. Adoption of this guidance resulted in expanded disclosures related to VIEs, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Transfers of Financial Assets

Effective January 1, 2010, the Company adopted ASU No. 2009-16, “Accounting for Transfers of Financial Assets,” which amends ASC Topic 860, “Transfers and Servicing” (“ASC 860”). ASC 860 focuses on securitization activity, and these amendments affect the transferor’s derecognition principles for assets transferred. Amendments to ASC 860 eliminate the concept of qualifying special purpose entities, removing their previous exemption from consolidation accounting by transferors of financial assets to them. Further, ASC 860 does not permit derecognition accounting for transfers of portions of financial assets when the portions transferred do not meet the definition of a participating interest. ASC 860 strengthens the requirement that transferred assets be legally isolated from the transferor and all of its consolidated affiliates in order for the transfer to be accounted for as a sale. ASC 860 requires that retained interests in transferred assets be recognized at fair value instead of amounts based on relative fair value allocations of the previous carrying value of assets transferred.

These new requirements were applicable to transfers of financial assets occurring on or after January 1, 2010. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Fair Value Measurements

Effective January 1, 2010, the Company adopted ASU No. 2010-06, “Fair Value Measurements and Disclosures – Improving Disclosures about Fair Value Measurements,” which amends ASC Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”). This guidance requires new disclosures about significant transfers between Level 1 and 2 measurement categories and clarifies existing fair value disclosures about the level of disaggregation and inputs and valuation techniques used to measure fair value. The guidance also requires separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements, which will be effective for the Company on January 1, 2011. Adoption of this guidance resulted in expanded disclosures related to fair value measurements, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Effective December 31, 2009, the Company adopted ASU No. 2009-12, “Fair Value Measurements and Disclosures – Investment in Certain Entities That Calculate Net Asset per Share (or Its Equivalent).” This amendment to ASC 820 allows entities to use the net asset value of certain investments when determining fair value, provided certain criteria are met. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective December 31, 2009, the Company adopted ASU No. 2009-05, “Measuring Liabilities at Fair Value.” This amendment to ASC 820 simplifies, in certain instances, the assessment of fair value of a liability. This amendment, when applicable, allows the use of the fair value of the instrument associated with the liability when it is traded as an asset as a proxy for its fair value as a liability, given inherent difficulties in measuring the fair value of such liabilities directly. The fair value of the liability is not adjusted to reflect any restrictions on its transfer. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective April 1, 2009, the Company adopted FSP No. FAS 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which is now incorporated into ASC 820. This accounting guidance carries forward and elaborates on previous fair value concepts. The fair value of an asset or liability continues to be the price that would be received to sell the asset or paid to transfer the liability in an orderly transaction between market participants at the measurement date under then current market conditions. ASC 820 provides indicators of when a transaction is considered disorderly and elaborates on how to determine the fair value of a financial instrument if such conditions exist. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

In October 2008, the FASB issued FSP No. FAS 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active,” which is now incorporated into ASC 820. This pronouncement provided additional guidance on determining fair values of illiquid securities. This guidance was immediately effective, retroactive to prior reporting periods for which financial statements had not yet been issued. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted FSP No. FAS 157-1, “Application of FASB Statement No. 157 to FASB Statement No. 13 and Other Accounting Pronouncements That Address Fair Value Measurements for Purposes of Lease Classification or Measurement under Statement 13,” which is now incorporated into ASC 820. This guidance provides a scope exception for applying Statement of Financial Accounting Standards No. 157, “Fair Value Measurements (“SFAS No. 157”),” fair value methodologies to the evaluation criteria on lease classification or measurement. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted SFAS No. 157, which is now incorporated into ASC 820. This guidance provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements.

ASC 820 requires, among other things, an exit value approach for valuing assets and liabilities, using the best available information about what a market would bear. The exit value approach focuses on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Exit values for liabilities should include margins for risk even if they are not observable. ASC 820 provides guidance on how to measure fair value when required under existing accounting standards. ASC 820 establishes a fair value hierarchy based on the observability of the inputs to valuation techniques used to measure fair value, sorted into three levels (“Level 1, 2, and 3”) with the most observable input level being Level 1. The impact of changing valuation methods to comply with ASC 820 resulted in adjustments to actuarial liabilities, which were recorded as an increase in net income of $60 million, net of tax, on January 1, 2008.

Pension and Postretirement Benefit Plans

Effective December 31, 2009, the Company adopted FSP No. FAS 132(R)-1, “Employers’ Disclosures about Postretirement Benefit Plan Assets,” which is now incorporated into ASC Topic 715, “Compensation – Retirement Benefits” (“ASC 715”). This guidance requires enhanced disclosures of the assets of the Company’s pension and other postretirement benefit plans in

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

the Company’s consolidated financial statements. ASC 715 requires a narrative description of investment policies and strategies for plan assets and discussion of long-term rate of return assumptions for plan assets. ASC 715 requires application of ASC 820 style disclosures to fair values of plan assets, including disclosure of fair values of plan assets sorted by asset category and valuation Levels 1, 2, and 3, with roll forward of Level 3 plan assets and discussion of valuation processes used. Adoption of this guidance resulted in expanded disclosures related to the Company’s pension and postretirement benefit plans, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted Emerging Issues Task Force (“EITF”) Issue No. 06-10, “Accounting for Deferred Compensation and Postretirement Benefit Aspects of Collateral Assignment Split-Dollar Life Insurance Arrangements,” which is now incorporated into ASC 715. This guidance requires employers to recognize a liability for the postretirement benefit related to collateral assignment split-dollar life insurance arrangements. ASC 715 also requires employers to recognize and measure an asset based on the nature and substance of the collateral assignment split-dollar life insurance arrangement. The impact of adoption of this guidance was recorded directly to the beginning balance of 2008 retained earnings and reported as a change in accounting principle. Adoption of this guidance did not have a material impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted EITF Issue No. 06-4, “Accounting for Deferred Compensation and Postretirement Benefit Aspects of Endorsement Split-Dollar Life Insurance Arrangements,” which is now incorporated into ASC 715. This guidance requires employers that enter into endorsement split-dollar life insurance arrangements that provide an employee with a postretirement benefit to recognize a liability for the future benefits promised based on the substantive agreement made with the employer. Whether the accrual is based on a death benefit or on the future cost of maintaining the insurance depends on what the employer has effectively agreed to provide during the employee’s retirement. The purchase of an endorsement-type life insurance policy does not qualify as a settlement of the liability. The impact of adoption of this guidance was recorded directly to the beginning balance of 2008 retained earnings and reported as a change in accounting principle. Adoption of this guidance did not have a material impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

FASB Accounting Standards Codification

Effective July 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles – a Replacement of FASB Statement No. 162,” and ASU No. 2009-01, “Topic 105- Generally Accepted Accounting Principles amendments based on Statement of Financial Accounting Standards No. 168 – The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles.”

ASC Topic 105 establishes the FASB Accounting Standards Codification™ as the single source of authoritative U.S. GAAP recognized by the FASB to be applied by nongovernmental entities and to supersede all previous U.S. GAAP literature. Adoption of the ASC had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations, as it did not change U.S. GAAP principles.

Subsequent Events

Effective April 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 165, “Subsequent Events,” which is now incorporated into ASC Topic 855, “Subsequent Events.” This guidance was retroactively amended by the FASB in February 2010 by issuance of ASU No. 2010-09, “Subsequent Events,” which requires an entity which files or furnishes its financial statements with the U.S. Securities and Exchange Commission (“SEC”) to evaluate subsequent events through the date that its financial statements are issued. Adoption of this guidance resulted in expanded disclosures related to subsequent events, but had no impact on the Company’s Balance Sheets or Statements of Operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Other-Than-Temporary Impairments

Effective April 1, 2009, the Company adopted FSP No. FAS 115-2, “Recognition and Presentation of Other-Than-Temporary Impairments,” which is now incorporated into ASC Topic 320, “Investments – Debt and Equity Securities” (“ASC 320”). This new guidance removes the concept of “intent and ability to hold until recovery of value” associated with other-than-temporary impairment of a debt security whose fair value is less than its cost. Impairment losses should be recorded in earnings on an available-for-sale debt security only when management does not expect to recover the amortized cost of the security. For additional information regarding the Company’s impairment process, see Note 2 – Investments.

The Company’s adoption of this guidance required reassessment of previous impairment losses recorded on debt securities held at March 31, 2009, with any reversals of previous impairment losses recorded through retained earnings and offset to accumulated other comprehensive income for available-for-sale debt securities and other actuarial related amounts included in other comprehensive income, and related impact on deferred policy acquisition costs, as of April 1, 2009.

As a result of adoption of ASC 320, the Company recognized an increase in retained earnings of $730 million, net of tax, on April 1, 2009, with a corresponding (decrease) increase in accumulated other comprehensive income of ($761) million, net of tax, attributable to (1) available-for-sale debt securities of ($898) million, (2) unearned revenue liability of ($5) million, (3) deferred policy acquisition costs and deferred sales inducements of $96 million, (4) value of business acquired of $30 million, and (5) future policy benefits of $16 million. Other balance sheet items were impacted as follows: value of business acquired decreased by $36 million, deferred policy acquisition costs and deferred sales inducements decreased by $11 million, deferred income tax liability decreased by $17 million, and future policy benefits increased by $1 million.

Investments

Effective December 31, 2008, the Company adopted FSP No. EITF 99-20-1, “Amendments to the Impairment Guidance EITF Issue No. 99-20,” which is now incorporated into ASC Topic 325, “Investments – Other” (“ASC 325”). This guidance helps conform the impairment guidance in EITF Issue No. 99-20, “Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets,” which is also now incorporated into ASC 325, to the impairment guidance of ASC 320. This impairment guidance applies to debt securities backed by securitized financial assets (“ABS”), which are of less than high credit quality and can be contractually prepaid in a way that the investor could lose part of its investment. These securities are categorized as available-for-sale and most have fair values below their carrying values. ASC 325 allows the Company to consider its own expectations about probabilities that the ABS can and will be held until the fair values recover, while assessing whether the ABS is other-than-temporarily impaired. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Financial Instruments

Effective January 1, 2008, the Company adopted Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities,” which is now incorporated into ASC Topic 825, “Financial Instruments” (“ASC 825”). The objective of this guidance is to enable companies to mitigate the earnings volatility caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. ASC 825 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable and can be applied on an instrument-by-instrument basis.

The Company elected to adopt ASC 825 for certain bonds classified as available-for-sale that support certain actuarial liabilities to participating policyholders. The book and market value for these bonds prior to this election were $1,307 million and $1,314 million, respectively. The amount of net unrealized gains reclassified from accumulated other comprehensive income on January 1, 2008 was $7 million. The actuarial liabilities in these products are recorded through earnings primarily based on fluctuations in the fair value of the underlying bonds. The bonds were classified as held-for-trading on the Consolidated Balance Sheet at December 31, 2008. The adoption of ASC 825 resulted in an adjustment to retained earnings of $7 million as of January 1, 2008.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Future Adoption of Recent Accounting Pronouncements

Deferred Policy Acquisition Costs

In October 2010, the FASB issued ASU No. 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts,” which amends ASC Topic 944, “Financial Services – Insurance” (“ASC 944”). ASU No. 2010-26 clarifies the costs that should be deferred when issuing and renewing insurance contracts and also specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized. All other acquisition-related costs should be expensed as incurred. This guidance is to be applied prospectively upon the date of adoption, with retrospective application permitted, but not required. ASU No. 2010-26 will be effective for the Company on January 1, 2012. The Company is currently evaluating the impact the adoption of this guidance will have on the Company’s Consolidated Balance Sheets and Consolidated Statements of Operations.

Consolidated Financial Statements

In April 2010, the FASB issued ASU No. 2010-15, “How Investments Held through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments,” which amends ASC 944. Under ASU No. 2010-15, an insurance entity should not consider the interests held through separate accounts for the benefit of policyholders in the insurer’s evaluation of its economics in a VIE, unless the separate account contract holder is a related party. This guidance is to be applied retrospectively to all prior periods upon the date of adoption. ASU No. 2010-15 will be effective for the Company on January 1, 2011. Adoption of this guidance will result in deconsolidation of $983 million of separate account assets, offset by deconsolidation of $983 million of separate account liabilities on January 1, 2011.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments

Fixed Maturities and Equity Securities

The Company’s investments in available-for-sale fixed maturities and equity securities are summarized below:

	December 31, 2010

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI (2)

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$39,259	$2,503	$563	$41,199	$(85)
Commercial mortgage-backed securities	4,211	156	120	4,247	-
Residential mortgage-backed securities	684	2	226	460	(31)
Collateralized debt obligations	246	-	110	136	-
Other asset-backed securities	970	68	9	1,029	(1)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	8,176	55	390	7,841	-
Obligations of states and political subdivisions	4,079	60	112	4,027	-
Debt securities issued by foreign governments	1,399	139	7	1,531	-

Fixed maturities	59,024	2,983	1,537	60,470	(117)
Other fixed maturities (1)	1,932	-	-	1,932	-

Total fixed maturities available-for-sale	60,956	2,983	1,537	62,402	(117)

Equity securities available-for-sale	486	107	5	588	-

Total fixed maturities and equity securities available-for-sale	$61,442	$3,090	$1,542	$62,990	$(117)

(1)	The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.
(2)	Represents the amount of other-than-temporary impairment losses in accumulated other comprehensive income (“AOCI”), which were not included in earnings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2009

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI (2)

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$41,667	$1,803	$965	$42,505	$(98)
Commercial mortgage-backed securities	4,643	69	238	4,474	(1)
Residential mortgage-backed securities	843	1	368	476	(8)
Collateralized debt obligations	291	-	156	135	(1)
Other asset-backed securities	1,238	41	37	1,242	-
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,945	40	17	1,968	-
Obligations of states and political subdivisions	1,533	11	53	1,491	-
Debt securities issued by foreign governments	1,214	98	34	1,278	-

Fixed maturities	53,374	2,063	1,868	53,569	(108)
Other fixed maturities (1)	2,012	-	-	2,012	-

Total fixed maturities available-for-sale	55,386	2,063	1,868	55,581	(108)

Equity securities available-for-sale	489	77	8	558	-

Total fixed maturities and equity securities available-for-sale	$55,875	$2,140	$1,876	$56,139	$(108)

(1)	The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.
(2)	Represents the amount of other-than-temporary impairment losses in AOCI, which from the date of adoption of ASC 320 on April 1, 2009 were not included in earnings.

The amortized cost and fair value of available-for-sale fixed maturities at December 31, 2010, by contractual maturity, are shown below:

	Amortized Cost	Fair Value

	(in millions)
Fixed maturities:
Due in one year or less	$2,255	$2,280
Due after one year through five years	10,788	11,237
Due after five years through ten years	11,148	11,813
Due after ten years	28,722	29,268

	52,913	54,598
Asset-backed and mortgage-backed securities	6,111	5,872

Total	$59,024	$60,470

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

Fixed Maturities and Equity Securities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

At the end of each quarter, the MFC Loan Review Committee reviews all securities where market value is less than 80 percent of amortized cost for six months or more or if there is a significant unrealized loss at the balance sheet date to determine whether impairments need to be taken. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired, and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For those securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less than the security’s amortized cost, then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment and other gains (losses) on the Consolidated Statements of Operations, while the non-credit loss is charged to accumulated other comprehensive income on the Consolidated Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions.

The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. For mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of other-than-temporary impairment charges.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table rolls forward the amount of credit losses recognized in earnings on available-for-sale fixed maturities for which a portion of the other-than-temporary impairment was also recognized in accumulated other comprehensive income:

Credit losses on available-for-sale fixed maturities:

(in millions)

Balance at January 1, 2010	$361

Additions:
Credit losses for which an other-than-temporary impairment was not previously recognized	93
Credit losses for which an other-than-temporary impairment was previously recognized	10

Deletions:
Amounts related to sold, matured, or paid down available-for-sale fixed maturities	(65)

Balance at December 31, 2010	$399

Balance at January 1, 2009	$-

Additions:
Credit losses remaining in retained earnings related to adoption of new authoritative guidance on April 1, 2009	726
Credit losses for which an other-than-temporary impairment was not previously recognized	159
Credit losses for which an other-than-temporary impairment was previously recognized	15

Deletions:
Amounts related to sold, matured, or paid down available-for-sale fixed maturities	(539)

Balance at December 31, 2009	$361

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual available-for-sale fixed maturity securities and equity securities have been in a continuous unrealized loss position:

Unrealized Losses on Available-For-Sale Fixed Maturity Securities and Equity Securities — By Investment Age

	Year ended December 31, 2010

	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$4,729	$173	$3,345	$390	$8,074	$563
Commercial mortgage-backed securities	269	15	448	105	717	120
Residential mortgage-backed securities	-	-	409	226	409	226
Collateralized debt obligations	-	-	135	110	135	110
Other asset-backed securities	72	2	140	7	212	9
U.S. Treasury securities and obligations of U.S. government corporations and agencies	5,924	390	-	-	5,924	390
Obligations of states and political subdivisions	1,983	92	133	20	2,116	112
Debt securities issued by foreign governments	86	1	56	6	142	7

Total fixed maturities available-for-sale	13,063	673	4,666	864	17,729	1,537
Equity securities available-for-sale	70	3	28	2	98	5

Total	$13,133	$676	$4,694	$866	$17,827	$1,542

	Year ended December 31, 2009

	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$6,358	$235	$6,167	$730	$12,525	$965
Commercial mortgage-backed securities	772	38	946	200	1,718	238
Residential mortgage-backed securities	194	147	275	221	469	368
Collateralized debt obligations	5	1	103	155	108	156
Other asset-backed securities	199	7	325	30	524	37
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,155	17	-	-	1,155	17
Obligations of states and political subdivisions	1,148	50	23	3	1,171	53
Debt securities issued by foreign governments	335	12	67	22	402	34

Total fixed maturities available-for-sale	10,166	507	7,906	1,361	18,072	1,868
Equity securities available-for-sale	40	3	58	5	98	8

Total	$10,206	$510	$7,964	$1,366	$18,170	$1,876

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade available-for-sale fixed maturity securities decreased to $464 million at December 31, 2010 from $606 million at December 31, 2009.

At December 31, 2010 and 2009, there were 1,138 and 1,545 available-for-sale fixed maturity securities with an aggregate gross unrealized loss of $1,537 million and $1,868 million, respectively, of which the single largest unrealized loss was $198 million and $24 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

At December 31, 2010 and 2009, there were 88 and 141 equity securities with an aggregate gross unrealized loss of $5 million and $8 million, respectively, of which the single largest unrealized loss was $1 million and $2 million, respectively. The Company anticipates that these equity securities will recover in value in the near term.

Available-for-sale securities with amortized cost of $436 million were non-income producing for the year ended December 31, 2010. Non-income producing assets represent investments that have not produced income for the 12 months preceding December 31, 2010.

Securities Lending

The Company participated in a securities lending program for the purpose of enhancing income on securities held in 2010 and 2009, but there were no securities on loan and no collateral held as of December 31, 2010 and 2009. The Company maintains collateral at a level of at least 102% of the loaned securities’ market value and monitors the market value of the loaned securities on a daily basis.

Assets on Deposit

As of December 31, 2010 and 2009, fixed maturity securities with a fair value of $34 million and $50 million, respectively, were on deposit with government authorities as required by law.

Mortgage Loans on Real Estate

At December 31, 2010, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$1,789	East North Central	$1,296
Industrial	1,828	East South Central	211
Office buildings	3,756	Middle Atlantic	2,304
Retail	3,370	Mountain	898
Mixed use	174	New England	1,026
Agricultural	670	Pacific	3,492
Agri business	1,026	South Atlantic	2,523
Other	764	West North Central	514
		West South Central	910
		Canada/Other	203

Provision for losses	(34)	Provision for losses	(34)

Total	$13,343	Total	$13,343

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

At the end of each quarter, the MFC Loan Review Committee reviews all mortgage loans rated BB or lower, as determined by review of the underlying collateral, and decides whether an allowance for credit loss is needed. The Company considers collateral value, the borrower’s ability to pay, normal historical credit loss levels, and future expectations in evaluating whether an allowance for credit losses is required for impaired loans.

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Recoveries	Charge-offs and Disposals	Balance at End of Period

	(in millions)

Year ended December 31, 2010	$ 42	$ 38	$ 5	$ 41	$ 34

Year ended December 31, 2009	29	36	-	23	42

Year ended December 31, 2008	17	15	-	3	29

A mortgage loan charge-off is recorded when the impaired loan is disposed or when an impaired loan is determined to be a full loss with no possibility of recovery.

Mortgage loans with a carrying value of $81 million were non-income producing for the year ended December 31, 2010. Mortgage loans with a carrying value of $81 million were on nonaccrual status at December 31, 2010. At December 31, 2010, mortgage loans with a carrying value of $4 million were delinquent by less than 90 days and $4 million were delinquent by 90 days or more.

The Company provides for credit risk on mortgage loans by establishing allowances against the carrying value of the impaired loans. The total recorded investment in mortgage loans that is considered to be impaired along with the related allowance for credit losses was as follows:

	December 31,

	2010	2009

	(in millions)
Impaired mortgage loans on real estate with provision for losses	$115	$150
Allowance for credit losses	(34)	(42)

Net impaired mortgage loans on real estate	$81	$108

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	Years ended December 31,

	2010	2009	2008

	(in millions)

Average recorded investment in impaired loans	$130	$113	$60
Interest income recognized on impaired loans	-	-	-

For mortgage loans, the Company develops an internal risk rating (“IRR”) by utilizing the Mortgage Risk Rating System. The IRR is a designated grade that measures the riskiness of expected loss. These ratings are updated on a quarterly basis.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The carrying value of mortgage loans by IRR was as follows:

	December 31,

	2010	2009

	(in millions)
AAA	$116	$93
AA	1,335	1,502
A	2,523	2,435
BBB	8,488	7,770
BB	570	527
B & Lower and Unrated	311	296

Total	$13,343	$12,623

Investment Real Estate, Agriculture, and Timber

Investment real estate, agriculture, and timber of $128 million was non-income producing for the year ended December 31, 2010. Depreciation expense on investment real estate, agriculture, and timber was $63 million, $53 million, and $51 million in 2010, 2009, and 2008, respectively. Accumulated depreciation was $467 million and $413 million at December 31, 2010 and 2009, respectively.

Other Invested Assets

Other invested assets primarily consist of unconsolidated joint ventures, partnerships, and limited liability corporations, which are accounted for using the equity method of accounting. Equity method investments totaled $3,571 million and $3,059 million at December 31, 2010 and 2009, respectively. Net investment income (loss) on investments accounted for under the equity method totaled $199 million, $78 million, and $(4) million in 2010, 2009, and 2008, respectively. Total combined assets of such investments were $46,563 million and $34,412 million (consisting primarily of investments) and total combined liabilities were $14,546 million and $9,960 million (including $8,911 million and $6,539 million of debt) at December 31, 2010 and 2009, respectively. Total combined revenues and expenses of these investments in 2010 were $3,998 million and $4,895 million, respectively, resulting in $897 million of total combined loss from operations. Total combined revenues and expenses of these investments in 2009 were $4,199 million and $4,075 million, respectively, resulting in $124 million of total combined income from operations. Total combined revenues and expenses of these investments in 2008 were $3,071 million and $3,482 million, respectively, resulting in $411 million of total combined loss from operations. Depending on the timing of receipt of the audited financial statements of these other invested assets, the above investee level financial data may be up to one year in arrears.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Net Investment Income and Net Realized Investment and Other Losses

The following information summarizes the components of net investment income and net realized investment and other losses:

	Years ended December 31,

	2010	2009	2008

	(in millions)
Net investment income
Fixed maturities	$3,273	$3,333	$3,286
Equity securities	9	31	56
Mortgage loans on real estate	766	739	714
Investment real estate, agriculture, and timber	171	146	155
Policy loans	326	332	322
Short-term investments	12	27	182
Equity method investments and other	279	15	(8)

Gross investment income	4,836	4,623	4,707

Less investment expenses	269	277	266

Net investment income (1)	$4,567	$4,346	$4,441

	Years ended December 31,

	2010	2009	2008

	(in millions)
Net realized investment and other gains (losses)
Fixed maturities	$821	$(180)	$(1,577)
Equity securities	37	(59)	(129)
Mortgage loans on real estate	(62)	(83)	(23)
Derivatives and other invested assets	(332)	(1,366)	1,317
Amounts credited to participating contract holders	(83)	(149)	189

Net realized investment and other gains (losses) (1)	$381	$(1,837)	$(223)

(1)	Includes net investment income and net realized investment and other gains (losses) on assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 – Related Party Transactions for information on the associated MRBL reinsurance agreement.

The change in net unrealized loss on fixed maturities classified as held-for-trading of $(18) million, $(107) million, and $216 million is included in net realized investment and other gains (losses) for the years ended December 31, 2010, 2009, and 2008, respectively.

For 2010, 2009, and 2008, net investment income passed through to participating contract holders as interest credited to policyholders’ account balances amounted to $106 million, $111 million, and $138 million, respectively.

Gross gains were realized on the sale of available-for-sale securities of $774 million, $363 million, and $352 million for the years ended December 31, 2010, 2009, and 2008, respectively, and gross losses were realized on the sale of available-for-sale securities of $194 million, $131 million, and $30 million for the years ended December 31, 2010, 2009, and 2008, respectively. In addition, other-than-temporary impairments on available-for-sale securities of $115 million, $663 million, and $1,767 million for the years ended December 31, 2010, 2009, and 2008, respectively, were recognized in the Consolidated Statements of Operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are considered variable interest entities (“VIEs”).

The variable interest holder, if any, that has the power to direct the activities of the VIE that most significantly impact the entity’s economic performance and the obligation to absorb losses of the entity that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE is deemed to be the primary beneficiary and must consolidate the VIE. The Company’s analysis to determine whether it is the primary beneficiary of a VIE includes review of the Company’s contractual rights and responsibilities, fees received, and interests held. For the purpose of disclosing consolidated variable interest entities, the Company aggregates similar entities.

If it is not considered to be the primary beneficiary, the Company assesses the materiality of its relationship with the VIE to determine if it holds a significant variable interest, which requires disclosure. This assessment considers the materiality of the VIE relationship to the Company as, among other factors, a percentage of total investments, percentage of total net investment income, and percentage of total funds under management. For purposes of assessing materiality and disclosing significant variable interests, the Company aggregates similar entities.

Consolidated Variable Interest Entities

The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary, and which are consolidated in the Company’s financial statements. The liabilities recognized as a result of consolidating the VIEs do not represent claims against the general assets of the Company. Conversely, the assets recognized as a result of consolidating the VIEs can only be used to settle the liabilities recognized as a result of consolidating the VIEs.

	December 31,

	2010		2009

	Total Assets	Total Liabilities	Total Assets	Total Liabilities

	(in millions)
Collateralized debt obligations (1)	$451	$368	$-	$-
Timber funds (2)	116	116	106	106

Total	$567	$484	$106	$106

(1)	As discussed in Note 1, upon adoption of ASC 810 effective January 1, 2010, the Company consolidated certain asset-backed investment vehicles, commonly known as collateralized debt obligations (“CDOs”), which were previously reported in the unconsolidated VIE table below. The Company is considered to be the primary beneficiary of the CDOs as it provides investment management services, earns a fee for those services, and also holds investments in the entities. At December 31, 2010, these entities held total assets of $451 million, consisting of $401 million of securities classified by the Company as held-for-trading fixed maturities, $44 million of cash, and $6 million of accrued investment income. These entities held total liabilities of $368 million, consisting of $351 million of long-term debt, $10 million of derivative liabilities, and $7 million of other liabilities. See the table below for further discussion regarding CDOs.
(2)	The Company’s separate accounts are considered to be the primary beneficiary of certain timberland VIEs, as discussed further below. The Company consolidates the noncontrolling interests in these VIEs within separate account assets and separate account liabilities on the Consolidated Balance Sheets.

Significant Variable Interests in Unconsolidated Variable Interest Entities

The following table presents the total assets of, investment in, and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests, but it is not the primary beneficiary, and which have not been consolidated. The Company does not record any liabilities related to the unconsolidated VIEs.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities - (continued)

	December 31,

	2010

	Total Assets	Investment (1)	Maximum Exposure to Loss (2)
	(in millions)
Collateralized debt obligations (3)	$1,033	$-	$-
Real estate limited partnerships (4)	1,307	441	455
Timber funds (5)	1,748	106	143

Total	$4,088	$547	$598

	December 31,

	2009

	Total Assets	Investment (1)	Maximum Exposure to Loss (2)
	(in millions)
Collateralized debt obligations (3)	$1,431	$27	$27
Real estate limited partnerships (4)	1,166	466	522
Timber funds (5)	1,583	80	83

Total	$4,180	$573	$632

(1)	The Company’s investments in unconsolidated VIEs are included in available-for-sale fixed maturities and other invested assets on the Consolidated Balance Sheets.
(2)	The maximum exposure to loss related to CDOs is limited to the investment reported on the Company’s Consolidated Balance Sheets. The maximum exposure to loss related to real estate limited partnerships and timber funds is limited to the Company’s investment plus unfunded capital commitments. The maximum loss is expected to occur only upon bankruptcy of the issuer or investee or as a result of a natural disaster in the case of the timber funds.
(3)	The Company acts as an investment manager to certain CDOs for which it collects a management fee. In addition, the Company may invest in debt or equity securities issued by these CDOs or by CDOs managed by others. CDOs raise capital by issuing debt and equity securities and use the proceeds to purchase investments.
(4)	Real estate limited partnerships include partnerships established for the purpose of investing in real estate that qualifies for low income housing and/or historic tax credits. Limited partnerships are owned by a general partner, who manages the business, and by limited partners, who invest capital, but have limited liability and are not involved in the partnerships’ management. The Company is typically the sole limited partner or investor member of each and is not a general partner or managing member.
(5)	The Company acts as investment manager for the VIEs owning the timberland properties (the “timber funds”), which the general account and institutional separate accounts invest in. Timber funds are investment vehicles used primarily by large institutional investors, such as public and corporate pension plans, whose primary source of return is derived from the growth and harvest of timber and long-term appreciation of the property. The primary risks of timberland investing include market uncertainty (fluctuation of timber and timberland investments), relative illiquidity (compared to stocks and other investment assets), and environmental risk (natural hazards or legislation related to threatened or endangered species). These risks are mitigated through effective investment management and geographic diversification of timberland investments. The Company collects an advisory fee from each timber fund and is also eligible for performance and forestry management fees.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, interest rate swap agreements, and cancelable interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate futures contracts are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a pre-determined future date at a specified price. Interest rate futures contracts are agreements with standard amounts and settlement dates that are traded on regulated exchanges. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During future periods when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will receive on certain floating rate fixed income securities. The accumulated gain or loss will be amortized into investment income as a yield adjustment when the payments are made.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in non-qualifying hedging relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in qualifying and non-qualifying hedging relationships.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time. The Company also purchases interest rate caps and floors primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in qualifying and non-qualifying hedging relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in qualifying and non-qualifying hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes currency forwards in non-qualifying hedging relationships.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the underlying risk exposure for all derivatives in hedging and non-hedging relationships:

		December 31, 2010			December 31, 2009

		Notional Amount	Fair Value Assets	Fair Value Liabilities	Notional Amount	Fair Value Assets	Fair Value Liabilities

		(in millions)
Qualifying Hedging Relationships
Fair value hedges	Interest rate swaps	$11,995	$433	$709	$14,922	$402	$752
	Foreign currency swaps	1,017	53	223	883	-	253

Cash flow hedges	Interest rate swaps	18,467	1,337	540	12,961	912	66
	Foreign currency swaps	1,861	29	189	629	4	122
	Foreign currency forwards	140	29	-	266	43	-
	Equity market contracts	20	1	1	38	8	-

Total Derivatives in Hedging Relationships		$33,500	$1,882	$1,662	$29,699	$1,369	$1,193

Non-Hedging Relationships
	Interest rate swaps	$38,111	$951	$915	$22,535	$526	$500
	Interest rate futures	1,598	-	-	407	-	-
	Foreign currency swaps	1,660	128	166	4,461	238	319
	Foreign currency forwards	134	4	-	115	-	1
	Foreign currency futures	1,100	-	-	278	-	-
	Equity market contracts	31	3	1	-	-	-
	Equity index futures	4,954	-	-	1,030	-	-
	Interest rate options	181	-	-	287	1	-
	Embedded derivatives – fixed maturities	-	-	-	86	-	2
	Embedded derivatives – reinsurance contracts	-	7	660	-	8	614
	Embedded derivatives – participating pension contracts (1)	-	-	98	-	-	71
	Embedded derivatives – benefit guarantees (1)	-	1,497	456	-	1,703	640

Total Derivatives in Non-Hedging Relationships		47,769	2,590	2,296	29,199	2,476	2,147

Total Derivatives (2)		$81,269	$4,472	$3,958	$58,898	$3,845	$3,340

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

(1)	Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets.
(2)	The fair values of all derivatives in an asset position are reported within derivative asset on the Consolidated Balance Sheets, and derivatives in a liability position are reported within derivative liability on the Consolidated Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

Hedging Relationships

The Company uses derivatives for economic hedging purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as either fair value hedges or cash flow hedges, as described below.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges in net realized investment and other gains (losses). For the years ended December 31, 2010, 2009, and 2008, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2010, the Company had no hedges of firm commitments.

The following table shows the investment gains (losses) recognized:

For the year ended December 31, 2010

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized

		(in millions)
Interest rate swaps	Fixed-rate assets	$(70)	$157	$87
	Fixed-rate liabilities	62	(64)	(2)
Foreign currency swaps	Fixed-rate assets	(73)	111	38

Total		$(81)	$204	$123

For the year ended December 31, 2009

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized

		(in millions)
Interest rate swaps	Fixed-rate assets	$470	$(348)	$122
	Fixed-rate liabilities	(310)	263	(47)
Foreign currency swaps	Fixed-rate assets	90	(83)	7

Total		$250	$(168)	$82

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

For the year ended December 31, 2008

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized

		(in millions)
Interest rate swaps	Fixed-rate assets	$(657)	$684	$27
	Fixed-rate liabilities	220	(272)	(52)
Foreign currency swaps	Fixed-rate assets	(114)	92	(22)

Total		$(551)	$504	$(47)

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the years ended December 31, 2010 and 2009, all of the Company’s hedged forecast transactions qualified as cash flow hedges. For the years ended December 31, 2010 and 2009, no cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

The following table presents the effects of derivatives in cash flow hedging relationships on the Consolidated Statements of Operations and the Consolidated Statements of Changes in Shareholder’s Equity:

For the year ended December 31, 2010

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)

		(in millions)

Interest rate swaps	Forecasted fixed-rate assets	$48	$(129)	$3
	Inflation indexed liabilities	(43)	-	-
Foreign currency swaps	Fixed-rate assets	(25)	-	-
	Floating rate assets	(4)	-	-
Foreign currency forwards	Forecasted expenses	(9)	-	-
	Foreign currency assets	(1)	-	-
Equity market contracts	Stock-based compensation	(3)	-	-

Total		$(37)	$(129)	$3

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

For the year ended December 31, 2009

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)

		(in millions)
Interest rate swaps	Floating rate assets	$(23)	$-	$-
	Forecasted fixed-rate assets	(1,082)	(5)	(17)
	Inflation indexed liabilities	108	-	-
Foreign currency swaps	Fixed-rate assets	(35)	-	-
Foreign currency forwards	Forecasted expenses	28	-	-
Equity market contracts	Stock-based compensation	4	-	-

Total		$(1,000)	$(5)	$(17)

For the year ended December 31, 2008

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)

		(in millions)
Interest rate swaps	Floating rate assets	$37	$-	$-
	Forecasted fixed-rate assets	1,118	(31)	30
	Inflation indexed liabilities	(73)	-	-
Foreign currency swaps	Fixed-rate assets	5	-	-
Equity market contracts	Stock-based compensation	(1)	-	-

Total		$1,086	$(31)	$30

The Company anticipates that pre-tax net gains of approximately $41 million will be reclassified from accumulated other comprehensive income to earnings within the next 12 months. The maximum time frame for which variable cash flows are hedged is 36 years.

For a roll forward of the net accumulated gains (losses) on cash flow hedges see Note 12 – Shareholder’s Equity.

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swap agreements, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Credit default swaps are contracts in which the buyer makes a series of payments to the seller and, in exchange, receives compensation if one of the events specified in the contract occurs. Interest rate cap agreements are contracts with counterparties which require the payment of a premium for the right to receive payments for the difference between the cap interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal).

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses, without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. Beginning in November 2007, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), U.S. Treasury futures, and foreign currency futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

Beginning in December 2010, the Company implemented a macro equity risk hedging program using equity and currency futures. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

For the years ended December 31, 2010, 2009, and 2008, net losses of $709 million, net losses of $2,679 million, and net gains of $2,901 million, respectively, related to derivatives in a non-hedge relationship were recognized by the Company. These amounts were recorded in net realized investment and other gains (losses).

For the years ended December 31,	2010	2009	2008

	(in millions)
Non-Hedging Relationships
Investment (losses) gains:
Interest rate swaps	$145	$(906)	$818
Interest rate futures	(56)	3	(28)
Interest rate options	(1)	4	-
Foreign currency swaps	(68)	(121)	31
Foreign currency forwards	22	18	(28)
Foreign currency futures	(18)	(24)	(2)
Embedded derivatives	(93)	(1,390)	1,944
Equity market contracts	12	30	(25)
Equity index futures	(652)	(293)	191

Total Investment (Losses) Gains from Derivatives in Non-Hedging Relationships	$(709)	$(2,679)	$2,901

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include fixed maturities, reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company’s embedded derivatives, see Note 14 – Fair Value of Financial Instruments.

Credit Risk. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its over-the-counter derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2010 and 2009, the Company had accepted collateral consisting of various securities with a fair value of $824 million and $861 million, respectively, which is held in separate custodial accounts. In addition, as of December 31, 2010 and 2009, the Company pledged collateral of $690 million and $598 million, respectively, which is included in available-for-sale fixed maturities on the Consolidated Balance Sheets.

Note 5 — Income Taxes

Prior to 2010, the Company filed tax returns as part of two consolidated groups, MHDLLC and JHHLLC. MHDLLC included JHUSA and JHHLLC included JHLICO and JHVLICO. For the 2010 tax year, the Company is included in the consolidated federal income tax return of JHHLLC with the following affiliates and wholly-owned subsidiaries: MIC, Manulife Reinsurance Limited, Manulife Reinsurance (Bermuda) Limited, Manulife Service Corporation, John Hancock International Holdings, Inc., John Hancock Life Insurance Company of New York (“JHNY”), and John Hancock Subsidiaries LLC.

In accordance with the income tax sharing agreements in effect for the applicable tax years, the income tax provision (or benefit) is computed as if each entity filed separate federal income tax returns. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

(Loss) income before income taxes includes the following:

	Years ended December 31,

	2010	2009	2008

	(in millions)
Domestic	$(669)	$290	$(670)
Foreign	14	14	20

(Loss) income before income taxes	$(655)	$304	$(650)

The components of income taxes were as follows:

	Years ended December 31,

	2010	2009	2008

	(in millions)
Current taxes:
Federal	$(230)	$(45)	$(462)
Foreign	6	6	4
State	-	3	5

Total	(224)	(36)	(453)

Deferred taxes:
Federal	450	31	111
Foreign	(1)	(1)	2
State	(3)	(1)	1

Total	446	29	114

Total income tax expense (benefit)	$222	$(7)	$(339)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Income Taxes - (continued)

A reconciliation of income taxes at the federal income tax rate to income tax expense charged to operations follows:

	Years ended December 31,

	2010	2009	2008

	(in millions)

Tax at 35%	$(229)	$106	$(227)
Add (deduct):
Prior year taxes	47	14	26
Tax credits	(65)	(76)	(72)
Tax-exempt investment income	(119)	(76)	(92)
Lease income	(5)	63	3
Unrecognized tax benefits	34	(44)	15
Goodwill impairment	560	-	-
Other	(1)	6	8

Total income tax expense (benefit)	$222	$(7)	$(339)

Deferred income tax assets and liabilities result from tax effecting the differences between the financial statement values and income tax values of assets and liabilities at each Consolidated Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,

	2010	2009

	(in millions)
Deferred tax assets:
Policy reserves	$1,309	$1,339
Net operating loss carryforwards	725	384
Net capital loss carryforwards	108	74
Tax credits	732	670
Unearned revenue	907	915
Deferred compensation	48	212
Federal interest deficiency	381	307
Dividends payable to policyholders	135	144
Securities and other investments	805	1
Other	97	245

Total deferred tax assets	5,247	4,291

Deferred tax liabilities:
Unrealized investment gains on securities	653	493
Deferred policy acquisition costs	2,503	2,367
Intangibles	1,134	1,213
Premiums receivable	56	42
Deferred sales inducements	124	132
Deferred gains	638	628
Securities and other investments	2,648	1,091
Other	256	80

Total deferred tax liabilities	8,012	6,046

Net deferred tax liabilities	$2,765	$1,755

At December 31, 2010, the Company had $2,070 million of operating loss carryforwards, which will expire between 2022 and 2025, and $309 million of capital loss carryforwards, which will expire between 2013 and 2014. The Company believes that it will realize the full benefit of its deferred tax assets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Income Taxes - (continued)

The Company received an income tax refund of $31 million in 2010 and made income tax payments of $4 million and $13 million in 2009 and 2008, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state, or local income tax examinations by taxing authorities for years before 1996.

For MHDLLC, the Internal Revenue Service (“IRS”) completed its examinations and the appeals process for years 1998 through 2003, and the Company received income tax refunds for these years in April 2009 totaling $44 million, including interest. The IRS completed its examination of this group’s income tax returns for the years 2004 and 2005 in July 2009. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. The IRS commenced an examination of this group’s income tax returns for years 2006 and 2007 in November 2009.

For JHHLLC, the IRS completed its examinations for years 1996 through 1998 in September 2003. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. In June 2008, the Company and the IRS Appeals Division agreed to compromise settlement on several issues that arose in the 1996 through 1998 examinations, and in December 2008, the IRS issued a statutory notice of deficiency covering the remaining issues. In March 2009, the Company filed a petition in U.S. Tax Court contesting the statutory notice of deficiency.

The IRS completed its examinations of this group’s income tax returns for the years 1999 through 2001 in October 2006. In August 2009, the Company and the IRS Appeals Division agreed to compromise settlement on several issues that arose in the examinations, and in December 2009, the IRS issued a statutory notice of deficiency covering the remaining issues. In March 2010, the Company filed a petition in U.S. Tax Court contesting the statutory notice of deficiency.

The IRS completed its examination of this group’s income tax returns for the years 2002 through 2004 in August 2009. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. The IRS examination for years 2005 and 2006 commenced in January 2010.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31

	2010	2009

	(in millions)
Beginning balance	$2,161	$1,869
Additions based on tax positions related to the current year	202	182
Additions for tax positions of prior years	177	349
Reductions for tax positions of prior years	(144)	(239)

Ending balance	$2,396	$2,161

Included in the balances as of December 31, 2010 and 2009, respectively, are $338 million and $356 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate.

Included in the balances as of December 31, 2010 and 2009, respectively, are $2,058 million and $1,805 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate, but would accelerate the payment of taxes to an earlier period.

An estimate of the change in unrecognized tax benefits attributable to deductions for dividends received cannot be made at this time because there is no specific information available with respect to either the position that will be taken by the U.S. Treasury Department or the effective dates of the anticipated regulations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Income Taxes - (continued)

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. During the years ended December 31, 2010, 2009, and 2008, the Company recognized approximately $166 million, $224 million, and $195 million in interest expense, respectively. The Company had approximately $1,044 million and $878 million accrued for interest as of December 31, 2010 and 2009, respectively. The Company did not recognize any material amounts of penalties during the years ended December 31, 2010, 2009, and 2008.

Note 6 — Closed Blocks

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, and taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues. Assets allocated to the closed blocks inure solely to the benefit of the holders of the policies included in the closed blocks and will not revert to the benefit of the shareholder of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior approval from the State of Michigan Office of Financial and Insurance Regulation.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

The assets and liabilities allocated to the closed blocks are recorded in the Company’s Consolidated Balance Sheets and Statements of Operations on the same basis as other similar assets and liabilities. The carrying amount of the closed blocks’ liabilities in excess of the carrying amount of the closed blocks’ assets at the date the closed blocks were established (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed blocks that can be recognized in income over the period the policies in the closed blocks remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings of a closed block are greater than expected cumulative earnings of that block, only expected earnings will be recognized in that closed block’s income. Actual cumulative earnings in excess of expected cumulative earnings of a closed block represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to the policyholders of that closed block as an additional policyholder dividend unless otherwise offset by future closed block performance that is less favorable than originally expected. If actual cumulative performance of a closed block is less favorable than expected, expected earnings for that closed block will be recognized in net income, unless the policyholder dividend obligation has been reduced to zero, in which case actual earnings will be recognized in income. Actual experience within the JHLICO closed block, in particular realized and unrealized losses, resulted in a reduction of the remaining policyholder dividend obligation to zero during the year ended December 31, 2008. The policyholder dividend obligation for the JHUSA closed block remains zero at December 31, 2010 and 2009.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks - (continued)

For all closed block policies, the principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders’ benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. For the JHLICO closed block policies, the principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred policy acquisition costs. There are no exclusions applicable to the JHUSA closed block. The amounts shown in the following tables for assets, liabilities, revenues, and expenses of the closed blocks are those that enter into the determination of amounts that are to be paid to policyholders.

The following tables set forth certain summarized financial information relating to the closed blocks as of the dates indicated:

JHUSA Closed Block

	December 31,
	2010	2009

	(in millions)
Liabilities
Future policy benefits	$8,443	$8,632
Policyholders’ funds	78	79
Policyholder dividends payable	184	202
Other closed block liabilities	587	526

Total closed block liabilities	$9,292	$9,439

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2010—$2,898; 2009—$3,084)	$3,094	$3,179
Mortgage loans on real estate	643	652
Investment real estate	655	656
Policy loans	1,550	1,619
Other invested assets	5	3

Total investments	5,947	6,109

Cash borrowings and cash equivalents	(168)	(244)
Accrued investment income	104	117
Amounts due from and held for affiliates	1,830	1,779
Other closed block assets	642	667

Total assets designated to the closed block	$8,355	$8,428

Excess of closed block liabilities over assets designated to the closed block	$937	$1,011
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $199 million and $142 million, respectively	370	264
Adjustment for deferred policy acquisition costs, net of deferred income tax benefit of $64 million and $46 million, respectively	(119)	(85)
Foreign currency translation adjustment	(85)	(67)

Total amounts included in accumulated other comprehensive income	166	112

Maximum future earnings to be recognized from closed block assets and liabilities	$1,103	$1,123

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks - (continued)

JHUSA Closed Block

	Years ended December 31,
	2010	2009	2008

	(in millions)
Revenues
Premiums	$597	$624	$647
Net investment income	415	455	473
Net realized investment and other gains (losses)	97	(35)	(9)

Total revenues	1,109	1,044	1,111

Benefits and Expenses
Benefits to policyholders	713	734	782
Policyholder dividends	367	392	411
Amortization of deferred policy acquisition costs	(28)	(76)	(218)
Other closed block operating costs and expenses	26	24	25

Total benefits and expenses	1,078	1,074	1,000

Revenues, net of benefits and expenses before income taxes	31	(30)	111
Income tax expense (benefit)	11	(11)	39

Revenues, net of benefits and expenses and income taxes	$20	$(19)	$72

Maximum future earnings from closed block assets and liabilities:

	Years ended December 31,
	2010	2009

	(in millions)
Beginning of period	$1,123	$1,127
Revenues, net of benefits and expenses and income taxes	(20)	19
Adoption of ASC 320, recognition of other-than-temporary impairments	-	(23)

End of period	$1,103	$1,123

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks - (continued)

JHLICO Closed Block

	December 31,
	2010	2009

	(in millions)
Liabilities
Future policy benefits	$10,798	$10,916
Policyholders’ funds	1,501	1,511
Policyholder dividends payable	401	407
Other closed block liabilities	116	118

Total closed block liabilities	$12,816	$12,952

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2010—$6,530; 2009—$6,378)	$6,766	$6,456
Equity securities:
Available-for-sale—at fair value (cost: 2010—$9; 2009—$7)	12	8
Mortgage loans on real estate	2,105	1,928
Policy loans	1,500	1,533
Other invested assets	121	153

Total investments	10,504	10,078

Cash borrowings, cash, and cash equivalents	(38)	299
Accrued investment income	141	134
Other closed block assets	92	165

Total assets designated to the closed block	$10,699	$10,676

Excess of closed block liabilities over assets designated to the closed block	$2,117	$2,276
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $98 million and $28 million, respectively	183	53

Maximum future earnings to be recognized from closed block assets and liabilities	$2,300	$2,329

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks - (continued)

JHLICO Closed Block

	Years ended December 31,
	2010	2009	2008

	(in millions)
Revenues
Premiums	$621	$648	$699
Net investment income	585	588	581
Net realized investment and other gains (losses)	18	(12)	(118)

Total revenues	1,224	1,224	1,162

Benefits and Expenses
Benefits to policyholders	733	761	794
Policyholder dividends	439	461	478
Change in the policyholder dividend obligation	-	-	(62)
Other closed block operating costs and expenses	11	3	2

Total benefits and expenses	1,183	1,225	1,212

Revenues, net of benefits and expenses before income taxes	41	(1)	(50)
Income tax expense (benefit)	12	(2)	(17)

Revenues, net of benefits and expenses and income taxes	$29	$1	$(33)

Maximum future earnings from closed block assets and liabilities:

	Years ended December 31,
	2010	2009

	(in millions)
Beginning of period	$2,329	$2,372
Revenues, net of benefits and expenses and income taxes	(29)	(1)
Adoption of ASC 320, recognition of other-than-temporary impairments	-	(42)

End of period	$2,300	$2,329

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Debt and Line of Credit

External short-term and long-term debt consisted of the following:

	December 31,
	2010	2009

	(in millions)
Short-term debt:
Current maturities of long-term debt	$7	$6

Long-term debt:
Surplus notes, 7.38% maturing in 2024 (1)	489	491
Variable rate notes payable, interest ranging from LIBOR plus 0.45% to LIBOR plus 3.15% due in varying amounts to 2019 (2)	222	-
Fixed rate notes payable, interest ranging from 6.1% to 13.84% due in varying amounts to 2016 (2)	149	15
Fair value adjustments related to interest rate swaps (1)	(15)	(16)

	845	490
Less current maturities of long-term debt	(7)	(6)

Total long-term debt	$838	$484

Consumer notes:
Notes payable, interest ranging from 0.83% to 6.25% due in varying amounts to 2036	$966	$1,205

(1)	As part of its interest rate management, the Company uses interest rate swaps to convert the interest expense on the surplus notes from fixed to variable. Under ASC 815, these swaps are designated as fair value hedges, which results in the carrying value of the notes being adjusted for changes in fair value.
(2)	As a result of the adoption of ASC 810 effective January 1, 2010, long-term debt at December 31, 2010 includes $222 million of variable rate notes and $129 million of fixed rate notes related to consolidated variable interest entities. For further information regarding the adoption of ASC 810, see Note 1 – Summary of Significant Accounting Policies.

Long-Term Debt

Aggregate maturities of long-term debt are as follows: 2011—$7 million; 2012—$162 million; 2013—$0 million; 2014—$35 million; 2015—$12 million; and thereafter—$629 million.

Interest expense on debt, included in other operating costs and expenses, was $47 million, $34 million, and $34 million in 2010, 2009, and 2008, respectively. Interest paid on debt was $47 million, $34 million, and $34 million in 2010, 2009, and 2008, respectively.

Any payment of interest or principal on the surplus notes requires the prior approval of the Michigan Commissioner of Financial and Insurance Regulation (the “Commissioner”).

Consumer Notes

The Company issues consumer notes through its SignatureNotes program. SignatureNotes is an investment product sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes have a variety of maturities, interest rates, and call provisions.

Aggregate maturities of consumer notes, net of unamortized dealer fees, are as follows: 2011—$155 million; 2012—$109 million; 2013—$55 million; 2014—$233 million; 2015—$146 million; and thereafter—$268 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Debt and Line of Credit - (continued)

Interest expense on consumer notes, included in other operating costs and expenses, was $48 million, $47 million, and $104 million in 2010, 2009, and 2008, respectively. Interest paid amounted to $48 million, $50 million, and $104 million in 2010, 2009, and 2008, respectively.

Line of Credit

At December 31, 2010, the Company had a committed line of credit established by MFC totaling $1 billion pursuant to a 364-day revolving credit facility. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, which were met at December 31, 2010. At December 31, 2010, the Company had no outstanding borrowings under the agreement.

At December 31, 2010, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2014. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2010. At December 31, 2010, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

Note 8 — Related Party Transactions

Reinsurance Transactions

Effective December 31, 2008, the Company entered into an amended and restated reinsurance agreement with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”), to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. Under the terms of the agreement, the Company recorded a reduction of $3,640 million in premiums in the Consolidated Statements of Operations and recorded a modified coinsurance reserve adjustment of $3,640 million, which reduced benefits to policyholders in the Consolidated Statements of Operations for the year ended December 31, 2008.

The Company reinsured certain portions of its long-term care insurance and group annuity contracts with JHRECO. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are written both on a funds withheld basis where the related financial assets remain invested at the Company and a modified coinsurance agreement. As of July 1, 2010, amendments were made to the contracts to update the calculation of investment income and the expense allowance to reflect current experience. The Company recorded a liability for coinsurance amounts withheld from JHRECO of $4,784 million and $4,147 million at December 31, 2010 and 2009, respectively, on the Company’s Consolidated Balance Sheets and recorded a reinsurance recoverable from JHRECO of $5,414 million and $4,749 million at December 31, 2010 and 2009, respectively, which was included with reinsurance recoverable on the Company’s Consolidated Balance Sheets. Premiums ceded to JHRECO were $625 million, $644 million, and $656 million during the years ended December 31, 2010, 2009, and 2008, respectively. Claims incurred ceded to JHRECO were $652 million, $603 million, and $538 million during the years ended December 31, 2010, 2009, and 2008, respectively.

Effective October 1, 2008, the Company entered into a reinsurance agreement with an affiliate, Manulife Reinsurance (Bermuda) Limited (“MRBL”), to reinsure 75% of certain group annuity contracts in-force. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider, issued and in-force as of September 30, 2008. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument. Under the terms of the agreement, the Company received initial consideration of $1,495 million, which was classified as unearned revenue. Effective October 1, 2009, the original agreement was amended to increase the quota share percentage from 75% to 87%. Under the terms of the amended agreement, additional consideration of $250 million was due to the Company on December 31, 2009, which was paid by MRBL on March 31, 2010. The Company recorded this amount as a receivable as of December 31, 2009. As a result of the amendment,

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Related Party Transactions - (continued)

the unearned revenue of $250 million as of September 30, 2009 was included with the balance of unearned revenue related to the initial consideration. These amounts are being amortized into income through other operating costs and expenses on a basis consistent with the manner in which the deferred policy acquisition costs on the underlying reinsured contracts are recognized. The balance of the unearned revenue liability was $1,563 million and $1,705 million as of December 31, 2010 and 2009, respectively.

Effective October 1, 2008, the Company entered into an amended and restated reinsurance agreement with MRBL to reinsure 90% of a significant block of variable annuity contracts in-force. All substantial risks, including all guaranteed benefits, related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance funds withheld. The assets supporting the reinsured policies remain invested with the Company. As of November 15, 2010, the agreement was amended to update the calculation of investment income. As of December 31, 2010 and 2009, respectively, the Company reported a reinsurance recoverable for ceded reserves and cost of reinsurance of $1,595 million and $1,681 million and a liability for coinsurance funds withheld of $72 million and $194 million on the Consolidated Balance Sheets. As of December 31, 2010, the Company reported a reinsurance settlement receivable from MRBL of $180 million, which was included with amounts due from and held for affiliates, and as of December 31, 2009, the Company reported a reinsurance settlement payable to MRBL of $261 million, which was included with amounts due to affiliates on the Consolidated Balance Sheets. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Consolidated Statements of Operations.

Effective December 31, 2004, the Company entered into a reinsurance agreement with MRBL to reinsure 75% of the non-reinsured risk of the JHLICO closed block. The Company amended this treaty during 2008 to increase the portion of non-reinsured risk reinsured under this treaty to 90% and amended it during 2009 to provide additional surplus relief. The reinsurance agreement is written on a modified coinsurance basis where the related financial assets remain invested within the Company. As the reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, it was classified as financial reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Consolidated Statements of Operations.

Effective December 31, 2003, the Company entered into a reinsurance agreement with MRBL to reinsure 90% of the non-reinsured risk of the JHUSA closed block. As approximately 90% of the mortality risk is covered under previously existing contracts with third-party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. The Company retained title to the invested assets supporting this block of business. These invested assets are held in trust on behalf of MRBL and are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. The amounts held at December 31, 2010 and 2009 were $2,394 million and $2,290 million, respectively, and are accounted for as fixed maturities available-for-sale.

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months notice. Under the various agreements, the Company will pay direct operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting, and certain other administrative services. Costs incurred under the agreements were $372 million, $394 million, and $374 million for the years ended December 31, 2010, 2009, and 2008, respectively. As of December 31, 2010 and 2009, the Company had amounts receivable from MFC and MLI of $1 million and amounts payable to MFC and MLI of $10 million, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Consolidated Balance Sheets may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Related Party Transactions - (continued)

Debt Transactions

Pursuant to a subordinated surplus note dated September 30, 2008, the Company borrowed $110 million from an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”) (formerly John Hancock Financial Holdings (Delaware), Inc.). The interest rate is fixed at 7%, and interest is payable semi-annually. The note matures on March 31, 2033. Interest expense was $8 million, $8 million, and $2 million for the years ended December 31, 2010, 2009, and 2008, respectively.

Pursuant to a subordinated surplus note dated September 30, 2008, the Company borrowed $295 million from JHIA. The interest rate is fixed at 7%, and interest is payable semi-annually. The note matures on March 31, 2033. Interest expense was $21 million, $21 million, and $5 million for the years ended December 31, 2010, 2009, and 2008, respectively.

On December 22, 2006, the Company issued a subordinated note to MHDLLC in the amount of $136 million due December 15, 2016 (the “Original Note”). Interest on the Original Note accrued at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 15, June 15, September 15, and December 15 and payable semi-annually on June 15 and December 15 of each year until December 15, 2011, and thereafter at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforesaid until payment in full. On September 30, 2008, the Original Note was converted to a subordinated surplus note on the same economic terms. Interest on the subordinated surplus note from October 1, 2008 until December 15, 2011 accrues at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 31, June 30, September 30, and December 31 and payable semi-annually on March 31 and September 30 of each year. Thereafter, interest accrues at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforementioned and payable semi-annually on June 15 and September 15 of each year until payment in full. Pursuant to the merger of MHDLLC into JHHLLC, as discussed in Note 1, MHDLLC ceased to exist, and the loan was transferred to JHHLLC effective December 31, 2009. Interest expense was $1 million, $2 million, and $5 million for the years ended December 31, 2010, 2009, and 2008, respectively.

The issuance of the above surplus notes by the Company was approved by the Commissioner, and any payments of interest or principal on the surplus notes require the prior approval of the Commissioner. The surplus notes were included with amounts due to affiliates on the Consolidated Balance Sheets.

Pursuant to a demand note dated September 30, 2008, the Company loaned $295 million to JHFS. The interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 50 basis points. Pursuant to the merger of JHFS into MIC, as discussed in Note 1, JHFS ceased to exist, and the loan was transferred to MIC effective December 31, 2009. Interest income was $3 million, $4 million, and $3 million for the years ended December 31, 2010, 2009, and 2008, respectively.

Pursuant to a senior promissory note dated March 1, 2007, the Company borrowed $477 million from MHDLLC. The note was repaid on September 30, 2008. Interest was calculated at a fluctuating rate equal to 3-month LIBOR plus 33.5 basis points. Interest expense was $13 million for the year ended December 31, 2008.

Capital Stock Transactions

On December 16, 2010, the Company issued one share of common stock to MIC for $350 million in cash.

On September 30, 2008, the Company issued two shares of common stock to MIC for $477 million in cash.

Other

On December 31, 2010, the Company issued a noncash dividend of $13 million to MIC as part of the transfer of certain pension and postretirement benefit plans. For additional information on the transfer, see Note 10 — Pension and Other Postretirement Benefit Plans.

On December 10, 2008, the Company issued a dividend in-kind of $460 million to JHFS as repayment on an outstanding loan.

The Company, in the ordinary course of business, invests funds deposited by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of the Company may attract

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Related Party Transactions - (continued)

deposits from affiliates of the Company. At December 31, 2010 and 2009, the Company managed approximately $7,233 million and $6,098 million of deposits from affiliates, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that the Company can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. Interest payable on the funds will be reset daily to the one-month London Interbank Bid Rate.

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,
	2010	2009

	(in millions)
The Manufacturers Investment Corporation	$48	$84
John Hancock Holdings (Delaware) LLC	102	40
Manulife Reinsurance Limited	22	197
Manulife Reinsurance (Bermuda) Limited	281	949
Manulife Hungary Holdings KFT	51	62
John Hancock Life Insurance Company of Vermont	25	52
John Hancock Reassurance Company Limited	20	482
John Hancock Insurance Agency, Inc.	69	6

Total	$618	$1,872

The balances above are reported on the Consolidated Balance Sheets as amounts due to affiliates.

On July 15, 2009, MFC fully and unconditionally guaranteed payments from the guarantee periods of the accumulation phase of the Company’s new market value adjusted deferred annuity contracts.

On July 8, 2005, MFC fully and unconditionally guaranteed JHLICO’s SignatureNotes, both those outstanding at that time and those to be issued subsequently. Pursuant to the merger of JHLICO into JHUSA, as discussed in Note 1, those SignatureNotes became obligations of the Company. MFC continues to guarantee the SignatureNotes originally issued by JHLICO. On December 9, 2009, MFC issued a guarantee of any new SignatureNotes to be issued by the Company.

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes. As a result of the guarantees by MFC, the Company is exempt from filing quarterly and annual reports with the SEC pursuant to SEC Rule 12h-5, and in lieu thereof, MFC reports condensed consolidating financial information regarding the Company in its quarterly and annual reports.

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The Claims Guarantee Agreement was revoked effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Reinsurance

The effect of reinsurance on life, health, and annuity premiums earned was as follows:

	December 31,
	2010	2009	2008

	(in millions)

Direct	$5,897	$5,680	$5,677

Assumed	1,198	1,384	1,221

Ceded	(3,173)	(3,118)	(6,817)

Net life, health, and annuity premiums earned	$3,922	$3,946	$81

For the years ended December 31, 2010, 2009, and 2008, benefits to policyholders under life, health, and annuity ceded reinsurance contracts were $4,433 million, $3,442 million, and $2,964 million, respectively.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks, and provide additional capacity for growth.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Note 10 — Pension and Other Postretirement Benefit Plans

Prior to December 31, 2010, the Company accounted for its share of the qualified defined benefit plan, the non-qualified defined benefit plan, and the employee welfare plan as direct legal obligations of the Company and accounted for the corresponding plan obligations on its Consolidated Balance Sheets and Consolidated Statements of Operations. Effective December 31, 2010, the Company transferred the sponsorship of these plans to MIC, the Company’s immediate parent, along with the associated net liabilities. The impact of the transfer on the Company’s December 31, 2010 Consolidated Balance Sheet was a decrease in total liabilities of $460 million, a decrease in additional paid-in capital of $13 million, and an increase in accumulated other comprehensive income of $473 million, net of tax.

As of the transfer date, the assets and liabilities of these plans became direct obligations of MIC, while JHUSA became a participating employer in the plans transferred. Prospectively, the Company will remain jointly and severally liable for the funding requirements of the plans and will recognize its required contributions as net periodic benefit cost in its consolidated financial statements.

Prior to December 31, 2010, the Company sponsored a funded qualified defined benefit plan (the ‘Plan”) that covers substantially all of its employees. Historically, pension benefits were calculated utilizing a traditional formula. Under the traditional formula, benefits were provided based upon length of service and final average compensation. As of January 1, 2002, all defined benefit pension plans were amended to a cash balance basis. Under the cash balance formula, participants are credited with benefits equal to a percentage of eligible pay, as well as interest. Certain grandfathered employees are eligible to receive benefits based upon the greater of the traditional formula or cash balance formula. In addition, early retirement benefits are subsidized for certain grandfathered employees.

Prior to December 31, 2010, the Company’s funding policy for its qualified defined benefit plan was to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws and generally not greater than the maximum amount that can be deducted for federal income tax purposes. In 2010, 2009, and 2008, no contributions were made to the qualified plan.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Prior to December 31, 2010, the Company also sponsored an unfunded non-qualified defined benefit plan. This plan provides supplemental benefits in excess of the compensation limit outlined in the Internal Revenue Code for certain employees.

Prior to December 31, 2010, the Company’s funding policy for its non-qualified defined benefit plan was to contribute an amount equal to the plan’s benefit payments made during the year. The contribution to the non-qualified plan was $31 million, $34 million, and $33 million in 2010, 2009, and 2008, respectively.

Prior to December 31, 2010, the Company provided postretirement medical and life insurance benefits for its retired employees and their spouses through its sponsorship of the John Hancock Financial Services, Inc. Employee Welfare Plan. Effective January 1, 2010, the plan was renamed the John Hancock Employee Welfare Plan and plan sponsorship was transferred from JHFS to the Company. Certain employees hired prior to January 1, 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan’s provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum.

The welfare plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also, the number of years of service required to be eligible for the benefit was increased to 15 years for all participants. The future retiree life insurance coverage amount was frozen as of December 31, 2006.

Prior to December 31, 2010, the Company’s policy was to fund its other postretirement benefits in amounts at or below the annual tax qualified limits. The contribution for the other postretirement benefits was $48 million, $54 million, and $59 million in 2010, 2009, and 2008, respectively.

The Company participates in a non-qualified defined contribution pension plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for the plan was $8 million in 2010 and $7 million in both 2009 and 2008. The prior non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. Sponsorship of these plans transferred from JHFS to the Company effective January 1, 2010. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. The expense for the defined contribution plans was $18 million, $19 million, and $19 million in 2010, 2009, and 2008, respectively.

The Company uses a December 31 measurement date to account for its pension and other postretirement benefit plans.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Obligations and Funded Status of Defined Benefit Plans

The amounts disclosed below represent the Company’s share of the pension and other postretirement benefit plans described above:

	Years ended December 31,
	Pension Benefits		Other Postretirement Benefits

	2010	2009	2010	2009

		(in millions)
Change in benefit obligation:
Benefit obligation at beginning of year	$2,354	$2,237	$548	$573
Service cost	32	30	1	1
Interest cost	124	128	28	33
Participant contributions	-	-	4	5
Actuarial loss (gain)	132	132	4	(8)
Retiree drug subsidy	-	-	3	3
Benefits paid	(175)	(173)	(52)	(59)
Transfer of certain pension and postretirement benefit plans to Parent	(2,467)	-	(536)	-

Benefit obligation at end of year	$-	$2,354	$-	$548

Change in plan assets:
Fair value of plan assets at beginning of year	$1,843	$1,628	$306	$245
Actual return on plan assets	281	354	40	61
Employer contributions	32	34	48	54
Participant contributions	-	-	4	5
Benefits paid	(175)	(173)	(52)	(59)
Transfer of certain pension and postretirement benefit plans to Parent	(1,981)	-	(346)	-

Fair value of plan assets at end of year	$-	$1,843	$-	$306

Funded status at end of year	$-	$(511)	$-	$(242)

Amounts recognized on Consolidated Balance Sheets:
Assets	$-	$-	$-	$-
Liabilities	-	(511)	-	(242)

Net amount recognized	$-	$(511)	$-	$(242)

Amounts recognized in accumulated other comprehensive income:
Prior service cost	$(26)	$(29)	$-	$-
Net actuarial loss	735	739	19	29
Transfer of certain pension and postretirement benefit plans to Parent	(709)	-	(19)	-

Total	$-	$710	$-	$29

The accumulated benefit obligation for all defined benefit plans was $0 million and $2,329 million at December 31, 2010 and 2009, respectively.

The following table provides information for pension plans with accumulated benefit obligations in excess of plan assets:

	December 31,
	2010	2009

	(in millions)
Accumulated benefit obligation	$-	$2,329
Projected benefit obligation	-	2,354
Fair value of plan assets	-	1,843

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Components of Net Periodic Benefit Cost

	Years ended December 31,
	Pension Benefits			Other Postretirement Benefits

	2010	2009	2008	2010	2009	2008

	(in millions)
Service cost	$32	$30	$ 30	$1	$1	$1
Interest cost	124	128	129	28	33	34
Expected return on plan assets	(161)	(175)	(181)	(26)	(26)	(26)
Amortization of prior service cost	(3)	(3)	(3)	-	-	-
Recognized actuarial loss	15	4	5	-	-	-

Net periodic benefit cost (income)	$7	$(16)	$ (20)	$3	$8	$9

Assumptions

Weighted–average assumptions used to determine benefit obligations were as follows:

	Years ended December 31,
	Pension Benefits		Other Postretirement Benefits

	2010	2009	2010	2009

Discount rate	N/A	5.50%	N/A	5.50%
Rate of compensation increase	N/A	4.35%	N/A	N/A
Health care cost trend rate for following year			N/A	8.50%
Ultimate trend rate			N/A	5.00%
Year ultimate rate reached			N/A	2028

Weighted-average assumptions used to determine net periodic benefit cost were as follows:

	Years ended December 31,
	Pension Benefits			Other Postretirement Benefits

	2010	2009	2008	2010	2009	2008

Discount rate	5.50%	6.00%	6.00%	5.50%	6.00%	6.00%
Expected long-term return on plan assets	7.75%	8.00%	8.00%	7.75%	8.00%	8.00%
Rate of compensation increase	4.35%	4.10%	5.10%	N/A	N/A	N/A
Health care cost trend rate for following year				8.50%	8.50%	9.00%
Ultimate trend rate				5.00%	5.00%	5.00%
Year ultimate rate reached				2028	2016	2016

The overall expected long-term rate of return on plan assets assumption reflects the Company’s best estimate. The general approach used to develop the assumption takes into consideration the allocation of assets held on the measurement date, plus the target allocation of expected contributions to the plan for the upcoming fiscal year, net of investment expenses. The rate is calculated using historical weighted-average real returns for each significant class of plan assets including the effects of continuous reinvestment of earnings. In addition, the calculation includes a long-term expectation of general inflation. Current market conditions and published commentary are also considered when assessing the reasonableness of the overall expected long-term rate of return on plan assets assumption.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Assumed health care cost trend rates have a significant effect on the amounts reported for the postretirement healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

	One-Percentage Point Increase	One-Percentage Point Decrease

	(in millions)
Effect on total service and interest costs in 2010	$1	$(1)
Effect on postretirement benefit obligation as of December 31, 2010	N/A	N/A

Plan Assets

The Company’s overall investment strategy was to achieve a mix of approximately 94% of investments for long-term growth and 6% for near-term benefit payments, with a wide diversification of asset types, fund strategies, and fund managers.

The target allocations for plan assets are 52% equity securities, 35% fixed income securities, and 13% to all other types of investments. Equity securities primarily include investments in large-cap, mid-cap, and small-cap companies primarily located in the United States. Fixed income securities include corporate bonds of companies from a diverse range of industries, mortgage-backed securities, and U.S. Treasuries. Other types of investments include investments in private equity funds and timber and agriculture investments that follow several different strategies.

Pension plan assets of $0 million and $702 million at December 31, 2010 and 2009, respectively, were investments managed by related parties. Welfare plan assets of $0 million and $185 million at December 31, 2010 and 2009, respectively, were investments in related parties.

The plans did not own any of the Company’s or MFC’s common stock at December 31, 2010 and 2009.

Fair Value Measurements

Following ASC 820 guidance, the Company categorizes its fair value measurements of pension and other postretirement benefit plan assets according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the plans’ valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. For additional information regarding the valuation hierarchy and the Company’s determination of fair value, see Note 14 – Fair Value of Financial Instruments.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Cash and cash equivalents – The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments. Cash and cash equivalents are included in Level 1.

Domestic equity – Includes investments in separate accounts and common/collective trusts. Separate account fair values are determined by the fair value of the underlying assets. Underlying domestic equity assets are valued based on observable quoted prices in active markets, and these separate account investments are included in Level 1. Collective trust fair values are determined monthly and bi-monthly based on observable quoted prices in an inactive market, and these investments are included in Level 2.

International equity – Includes investments in mutual funds and common/collective trusts. Mutual fund fair values are determined based upon observable net asset values (“NAV”), and these investments are included in Level 1. Collective trust fair values are determined monthly and bi-monthly based on observable quoted prices in an inactive market, and these investments are included in Level 2.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Domestic fixed income – Includes investments in mutual funds and separate accounts of the group annuity contract. Mutual fund fair values are determined based upon observable NAV, and these investments are included in Level 1. Fair values of investments in separate accounts of the group annuity contract are based upon the fair value of underlying assets. Underlying domestic fixed-income investments are valued based on observable quoted prices in active and inactive markets, as well as observable market inputs other than quoted prices. These investments are included in Level 2.

International fixed income – Includes investments in mutual funds and separate accounts of the group annuity contract. Mutual fund fair values are determined based upon observable NAV, and these investments are included in Level 1. Fair values of investments in separate accounts of the group annuity contract are based upon the fair value of underlying assets. Underlying international fixed-income investments are valued based on observable quoted prices in active markets, as well as observable market inputs other than quoted prices. These investments are included in Level 2.

Private equity – Fair values are determined based upon market inputs other than quoted prices and significant unobservable assumptions. Private equity investments are included in Level 3.

Timber/Agriculture – Fair values are determined based upon market inputs other than quoted prices and significant unobservable assumptions. Timber/agriculture investments are included in Level 3.

401(h) account net assets – Fair values are determined based upon the fair values of the investments held in the Plan, as described above. The 401(h) account net assets are included in Level 1, Level 2, or Level 3.

The fair value of the Company’s pension plan assets at December 31, 2009, by asset category is as follows:

	December 31, 2009

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Cash and cash equivalents	$26	$26	$-	$-
Equity
Domestic	783	331	452	-
International	268	108	160	-
Fixed income
Domestic (a)	437	142	215	80
International (b)	121	80	41	-
Other types of investments
Private equity (c)	129	-	-	129
Timber / agriculture (d)	79	-	-	79

Total assets at fair value	$1,843	$687	$868	$288

(a)	This category consists of approximately 40% corporate bonds from U.S. issuers in diverse industries, 18% invested in the general account of the Company, 13% mortgage-backed securities, 13% U.S. Treasuries and other government debt, 9% cash and other domestic fixed income investments, and 7% sovereign debt. Investments in the general account of the Company consist primarily of domestic fixed income securities.
(b)	This category consists of approximately 95% sovereign debt, with the remaining 5% invested in foreign currency and other international fixed income investments.
(c)	This category consists of limited partnerships with buyout, mezzanine, and fund-of-fund private equity investments.
(d)	This category consists of limited partnerships with timber and agriculture investments.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

The changes in Level 3 assets measured at fair value on a recurring basis for the year ended December 31, 2009 are summarized as follows:

	Domestic Fixed Income	Private Equity	Timber / Agriculture

	(in millions)
Balance at January 1, 2009	$73	$150	$72
Actual return on plan assets:
Relating to assets still held at the reporting date	18	(19)	6
Relating to assets sold during the period	-	5	2
Purchases, sales, and settlements (net)	(11)	(7)	(1)
Transfers into and/or out of Level 3	-	-	-

Balance at December 31, 2009	$80	$129	$79

The fair value of the Company’s other postretirement benefit plan assets at December 31, 2009, by asset category is as follows:

	December 31, 2009

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Cash and cash equivalents	$23	$23	$-	$-
Equity
Domestic	129	14	115	-
International	22	11	11	-
Fixed income
Domestic (a)	124	24	98	2
International (b)	3	2	1	-
Other types of investments
Private equity (c)	3	-	-	3
Timber / agriculture (d)	2	-	-	2

Total assets at fair value	$306	$74	$225	$7

(a)	This category consists of approximately 44% corporate bonds from U.S. issuers in diverse industries, 27% mortgage-backed securities, 17% U.S. Treasuries and other government debt, 6% cash and other domestic fixed income investments, 4% sovereign debt, and 2% invested in the general account of the Company. Investments in the general account of the Company consist primarily of domestic fixed income securities.
(b)	This category consists of approximately 95% sovereign debt, with the remaining 5% invested in foreign currency and other international fixed income investments.
(c)	This category consists of limited partnerships with buyout, mezzanine, and fund-of-fund private equity investments.
(d)	This category consists of limited partnerships with timber and agriculture investments.

The fair value of Level 3 assets measured on a recurring basis at December 31, 2009 was $7 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Risk Management Practices and Investment Goals

Investment allocation decisions for plan assets were made in accordance with the criteria and limitations set forth in the most recent Statement of Investment Policies and Procedures (the “Statement”), as amended and restated effective November 17, 2009. The Company relies on the Statement to set forth guidelines for adopting and maintaining certain funding policies in accordance with the provisions of ERISA and to ensure that the Plan maintains sufficient amounts to meet the obligations of the Plan as they come due.

The Company’s board of directors had delegated the fiduciary oversight responsibility of the Plan to the U.S. Benefits Committee (the “Committee”), which in turn, established and actively monitors specialized subcommittees to ensure continued prudent and effective management of the Plan. One such subcommittee, the Investment Committee, is responsible for diversification of plan assets to achieve a suitable combination of investment risk and rate of return for the exclusive benefit of plan participants and beneficiaries. In order to satisfy the Plan’s ongoing obligations and minimize the likelihood of a significant deterioration in the Plan’s funded status resulting from capital market activity, the Investment Committee retained an Investment Advisor, John Hancock Investment Management Services LLC, a subsidiary of the Company, to assist in the overall strategic investment direction of the fund.

Investment Policies and Strategies

The overall investment policies and strategies of the Plan were based on the guiding principle of diversification. Plan investments were allocated primarily between the major asset classes of fixed income and equity, with a relatively smaller proportion of investments in alternative asset classes. These investments fall into two broad categories within the context of the current asset allocation policy.

Liability-Hedging Assets – These assets consist primarily of fixed income investments, such as bonds, that generally have characteristics similar to pension liabilities, including predictable cash flows and comparable durations. In addition to capital preservation, the payment streams provided by liability-hedging assets are used to satisfy plan obligations as they become due.

Return-Seeking Assets – All non-fixed income investments, such as equities and certain alternative asset classes, fall into this category. In pursuing these investments, the Plan seeks to experience higher returns from appreciation in asset values. Historically, the long-term rate of return on equities has been higher than most investment grade fixed income securities. The increased yield comes at the expense of increased volatility and unpredictability in cash flows.

Permitted and Prohibited Investments

Plan investments were permitted to be made either directly, through pooled or mutual funds, or through insurance contracts, and both active and passive strategies have been used. In order to fulfill its fiduciary responsibility and to ensure that plan assets are invested prudently, the Committee has compiled a list of prohibited investments, as well as placed constraints on certain permitted investments. Moreover, the Plan was not permitted to borrow funds to acquire securities or otherwise deal in margin trading. Additional restrictions and constraints, by asset class, are outlined below.

Fixed Income

The Plan’s fixed income exposure was achieved through investments in separate accounts or mutual funds. For securities held in separate accounts, the combined market value of any individual investments, as a percentage of the aggregate market value of all fixed income investments, was not to exceed the maximum quality limits outlined below. Each mutual fund investment was governed by its own prospectus, and therefore not subject to these quality limits.

Investment Rating	Maximum Limit

AAA	100%
AA	90%
A	75%
BBB & Lower	50%
BB & Lower	8%

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Equities

The Plan’s domestic and international equity investments were required to be fully diversified across sectors and countries at all times. In addition, the Plan was prohibited from acquiring more than 7.5% of the outstanding securities of any one company. The Plan was also prohibited from holding greater than 10% of its assets in the form of MFC stock.

Derivatives, Options, and Futures

The use of derivatives was permitted for the purpose of hedging investment risks, including market, interest rate, credit, liquidity, and currency risks. Derivatives may also have been used to replicate direct investments, in instances where the Plan would benefit from lower costs or transactional ease. Conversely, the use of derivatives to create leverage for speculative purposes was prohibited. The Plan was also required to hold cash and cash equivalents equal to the underlying market exposure of derivatives, net of margin funds. The Plan was permitted to invest in options and futures on any securities that were not specifically prohibited by the Statement, but it was prohibited from selling derivatives on securities it did not own.

Investments in Other Assets

Pursuant to the asset allocation policy, the Plan was permitted to make investments in alternative asset classes. The Plan was permitted to invest in private equity, power and infrastructure equity, timber and agricultural investments, but hedge funds were prohibited. The Investment Committee was required to approve any proposed investments in other assets that were not specifically permitted above.

Note 11 — Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $1,824 million and $130 million, respectively, at December 31, 2010. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The majority of these commitments expire in 2011.

The Company leases office space under non-cancelable operating lease agreements of various expiration dates. Rental expenses, net of sub-lease income, were $24 million, $26 million, and $22 million for the years ended December 31, 2010, 2009, and 2008, respectively.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. The terms of the lease agreement provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under the remaining ground lease and other non-cancelable operating leases along with the associated sub-lease income are as follows:

	Non- cancelable Operating Leases	Sub-lease Income

	(in millions)
2011	$48	$17
2012	42	17
2013	39	17
2014	29	14
2015	13	3
Thereafter	410	-

Total	$581	$68

Guarantees. In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. GAAP specific to the insurance industry. The Company had no guarantees outstanding outside the scope of insurance accounting at December 31, 2010.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Commitments, Guarantees, Contingencies, and Legal Proceedings - (continued)

Contingencies. The Company is an investor in leveraged leases and has established provisions for possible disallowance of the tax treatment and for interest on past due taxes. During the years ended December 31, 2010 and 2009, the Company increased this provision by $94 million and $186 million, net of tax, respectively. The Company continues to believe that deductions originally claimed in relation to these arrangements are appropriate. Although not expected to occur, should the tax attributes of the leveraged leases be fully denied, the maximum after tax exposure including interest would be an additional estimated $218 million at December 31, 2010.

The Company owns an 80% interest in Phipps Tower Associates LLC, a limited liability company formed for the purpose of development, construction, leasing, and operation of Phipps Tower, an office building located in Atlanta, Georgia. The construction of Phipps Tower was completed in February 2010 and is currently in the leasing phase. Under an LLC agreement entered into by the Company with its partner developer, both parties have rights to a one-time put/call option when the project has achieved its stabilization stage, defined as when 85% of the gross rentable area of the building has been leased and the tenants under such leases have accepted delivery of the premises. At that time, the Company may exercise its call option to purchase the partner developer’s interest in the project, and the partner developer may exercise its put option and sell its interest to the Company. If on or before March 5, 2013 the stabilization stage has not been achieved, or stabilization has been achieved but options have not been exercised, the Company is obligated to purchase the partner developer’s entire interest (20%) in the project for the greater of the project cost or 95% of market value at the time of the buyout. The current estimated minimum amount that the Company would be required to pay is $7 million. This estimate is 20% of the $108 million cost of construction, net of $73 million of related loans payable.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, state regulatory bodies, state attorneys general, the SEC, the Financial Industry Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its consolidated financial condition or results of operations.

Note 12 — Shareholder’s Equity

Capital Stock

The Company has two classes of capital stock, preferred stock and common stock. All of the outstanding preferred and common stock of the Company is owned by MIC, its parent.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

Accumulated Other Comprehensive Income (Loss)

The components of accumulated other comprehensive income (loss) were as follows:

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2008	$577	$350	$27	$129	$1,083
Gross unrealized investment losses (net of deferred income tax benefit of $1,574 million)	(2,932)	-	-	-	(2,932)
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $101 million)	(187)	-	-	-	(187)
Adjustment for policyholder liabilities (net of deferred income tax expense of $87 million)	162	-	-	-	162
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax expense of $216 million)	403	-	-	-	403
Adjustment for policyholder dividend obligation (net of deferred income tax expense of $11 million)	20	-	-	-	20

Net unrealized investment losses	(2,534)	-	-	-	(2,534)
Foreign currency translation adjustment	-	-	(23)	-	(23)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1 million)	-	-	-	(1)	(1)
Change in net actuarial loss (net of deferred income tax benefit of $359 million)	-	-	-	(666)	(666)
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $586 million)	-	1,086	-	-	1,086
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $17 million)	-	(31)	-	-	(31)

Balance at December 31, 2008	$(1,957)	$1,405	$4	$(538)	$(1,086)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2009	$(1,957)	$1,405	$4	$(538)	$(1,086)
Gross unrealized investment gains (net of deferred income tax expense of $1,883 million)	3,498	-	-	-	3,498
Reclassification adjustment for losses realized in net income (net of deferred income tax expense of $109 million)	202	-	-	-	202
Adjustment for policyholder liabilities (net of deferred income tax benefit of $67 million)	(126)	-	-	-	(126)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $354 million)	(658)	-	-	-	(658)

Net unrealized investment gains	2,916	-	-	-	2,916
Foreign currency translation adjustment	-	-	5	-	5
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1 million)	-	-	-	(2)	(2)
Change in net actuarial loss (net of deferred income tax expense of $31 million)	-	-	-	60	60
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $1 million)	-	-	-	2	2
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $538 million)	-	(1,000)	-	-	(1,000)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $3 million)	-	(5)	-	-	(5)
Adoption of ASC 320, recognition of other-than-temporary impairments (net of deferred income tax benefit of $410 million)	(761)	-	-	-	(761)

Balance at December 31, 2009	$198	$400	$9	$(478)	$129

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2010	$198	$400	$9	$(478)	$129
Gross unrealized investment gains (net of deferred income tax expense of $808 million)	1,501	-	-	-	1,501
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $313 million)	(582)	-	-	-	(582)
Adjustment for policyholder liabilities (net of deferred income tax expense of $23 million)	42	-	-	-	42
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $100 million)	(185)	-	-	-	(185)

Net unrealized investment gains	776	-	-	-	776
Foreign currency translation adjustment	-	-	(53)	-	(53)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1 million)	-	-	-	(2)	(2)
Change in net actuarial loss (net of deferred income tax expense of $5 million)	-	-	-	9	9
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $1 million)	-	-	-	2	2
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $20 million)	-	(37)	-	-	(37)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $69 million)	-	(129)	-	-	(129)
Transfer of certain pension and postretirement benefit plans to Parent (net of deferred income tax expense of $255 million)	-	-	-	473	473

Balance at December 31, 2010	$974	$234	$(44)	$4	$1,168

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

Net unrealized investment gains (losses) included on the Company’s Consolidated Balance Sheets as a component of shareholder’s equity are summarized below:

	December 31,

	2010	2009	2008

	(in millions)
Balance, end of year comprises:
Unrealized investment gains (losses) on:
Fixed maturities	$1,852	$547	$(3,345)
Equity securities	360	249	(79)
Other investments	(5)	(3)	(91)

Total (1)	2,207	793	(3,515)

Amounts of unrealized investment gains (losses) attributable to:
Deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability	(653)	(368)	458
Policyholder liabilities	(56)	(121)	49
Deferred income taxes	(524)	(106)	1,051

Total	(1,233)	(595)	1,558

Net unrealized investment gains (losses)	$974	$198	$(1,957)

(1)	Includes unrealized investment gains (losses) on invested assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 — Related Party Transactions, for information on the associated MRBL reinsurance agreement.

Statutory Results

The Company and its wholly-owned subsidiaries, JHNY and John Hancock Life & Health Insurance Company, are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance departments of their states of domicile, which are Michigan, New York, and Massachusetts, respectively.

At December 31, 2008, JHUSA, with the explicit permission of the Commissioner, used the implied forward rates from the rolling average of the swap rates that have been observed over the past three years instead of the implied forward rates from the swap curve observed at December 31, 2008 for purposes of its C-3 Phase II calculation. The impact of using this approach was a $53 million decrease in JHUSA’s authorized control level risk-based capital as of December 31, 2008. This permitted practice was effective for reporting periods beginning on or after December 31, 2008 and ended September 30, 2009.

At December 31, 2008, JHUSA, with the explicit permission of the Commissioner, recorded an increase in the net admitted deferred tax asset (“DTA”) instead of the deferred tax calculation required by prescribed statutory accounting practices. If the net admitted DTA was reflected on the statutory balance sheet based on prescribed practices, the DTA and statutory surplus at December 31, 2008 would both be decreased by $84 million. The permitted practice had no effect on statutory net income. This permitted practice was effective for reporting periods beginning on or after December 31, 2008 and ended September 30, 2009.

The Company’s statutory net income (loss) for the years ended December 31, 2010, 2009, and 2008 was $35 million (unaudited), $(76) million, and $(2,407) million, respectively. The Company’s statutory capital and surplus as of December 31, 2010 and 2009 was $5,093 million (unaudited) and $5,012 million, respectively.

Unless approved by the Commissioner prior to payment, dividends to the shareholder shall be declared or paid only from the Company’s earned surplus. Dividends to the shareholder that may be paid without prior approval of the Commissioner are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the Company’s surplus as of December 31 of the preceding year, or the net gain from operations for the 12 month period ending December 31 of the immediately preceding year.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Segment Information

The Company operates in the following three business segments: (1) Insurance and (2) Wealth Management, which primarily serve retail and institutional customers and (3) Corporate and Other, which includes the institutional advisory business, the remaining international insurance operations, the reinsurance operations, and the corporate account.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Insurance Segment. Offers a variety of individual life insurance products, including participating whole life, term life, universal life, and variable life insurance, and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing.

Wealth Management Segment. Offers individual and group annuities and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, and variable annuities. Mutual fund products and services primarily consist of open-end mutual funds, closed-end funds, institutional advisory accounts, and privately managed accounts. These products are distributed through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

This segment also offers a variety of retirement products to qualified defined benefit plans, defined contribution plans, and non-qualified buyers, including guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund-type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products.

These products are distributed through a combination of dedicated regional representatives, pension consultants, and investment professionals. The segment’s consumer notes program is distributed primarily through brokers affiliated with the Company and securities brokerage firms.

Corporate and Other Segment. Primarily consists of the Company’s remaining international insurance operations, certain corporate operations, the institutional advisory business, reinsurance operations, and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments, and certain non-recurring expenses not allocated to the segments. Reinsurance refers to the transfer of all or part of certain risks related to policies issued by the Company to a reinsurer or to the assumption of risk from other insurers. The disposed business primarily consists of group health insurance and related group life insurance, property and casualty insurance, and selected broker-dealer operations.

The accounting policies of the segments are the same as those described in Note 1 — Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following table summarizes selected financial information by segment for the periods indicated. Included in the Insurance Segment for all periods presented are the assets, liabilities, revenues, and expenses of the closed blocks. For additional information on the closed blocks, see Note 6 — Closed Blocks.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2010
Revenues from external customers	$4,460	$2,765	$482	$7,707
Net investment income	2,619	1,710	238	4,567
Net realized investment and other gains (losses)	381	(202)	202	381
Inter-segment revenues	3	-	(3)	-

Revenues	$7,463	$4,273	$919	$12,655

Total net (loss) income	$(1,486)	$506	$103	$(877)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$158	$62	$(21)	$199
Carrying value of investments accounted for under the equity method	2,157	1,129	285	3,571
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	512	239	1	752
Goodwill impairment	1,600	-	-	1,600
Interest expense	-	-	47	47
Income tax expense	48	135	39	222
Segment assets	$82,106	$160,978	$22,944	$266,028

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2009
Revenues from external customers	$4,366	$2,652	$535	$7,553
Net investment income	2,265	1,624	457	4,346
Net realized investment and other losses	(732)	(1,103)	(2)	(1,837)
Inter-segment revenues	-	1	(1)	-

Revenues	$5,899	$3,174	$989	$10,062

Total net (loss) income	$(258)	$412	$157	$311

Supplemental Information:
Equity in net income of investees accounted for under the equity method	$28	$9	$41	$78
Carrying value of investments accounted for under the equity method	1,622	1,123	314	3,059
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	308	898	5	1,211
Interest expense	-	-	34	34
Income tax (benefit) expense	(167)	63	97	(7)
Segment assets	$75,509	$149,336	$23,084	$247,929

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2008
Revenues from external customers	$3,407	$(357)	$520	$3,570
Net investment income	2,300	1,578	563	4,441
Net realized investment and other gains (losses)	120	102	(445)	(223)
Inter-segment revenues	-	1	(1)	-

Revenues	$5,827	$1,324	$637	$7,788

Total net income (loss)	$272	$(360)	$(223)	$(311)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$8	$26	$(38)	$(4)
Carrying value of investments accounted for under the equity method	1,418	991	438	2,847
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	(362)	21	5	(336)
Interest expense	-	-	34	34
Income tax expense (benefit)	137	(413)	(63)	(339)

The Company operates primarily in the United States and has no reportable major customers. The following table summarizes selected financial information by geographic location for or at the end of periods presented:

Location	Revenues	Income (Loss) Before Income Taxes	Long-Lived Assets	Assets

	(in millions)
2010
United States	$12,582	$(669)	$173	$265,908
Foreign — other	73	14	-	120

Total	$12,655	$(655)	$173	$266,028

2009
United States	$10,004	$290	$198	$247,786
Foreign — other	58	14	-	143

Total	$10,062	$304	$198	$247,929

2008
United States	$7,722	$(670)
Foreign — other	66	20

Total	$7,788	$(650)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments. Fair values have been determined by using available market information and the valuation methodologies described below.

	December 31,

	2010		2009

	Carrying Value	Fair Value	Carrying Value	Fair Value

	(in millions)
Assets:
Fixed maturities:
Available-for-sale (1)	$60,470	$60,470	$53,569	$53,569
Held-for-trading	1,627	1,627	1,208	1,208
Equity securities:
Available-for-sale	588	588	558	558
Mortgage loans on real estate	13,343	14,301	12,623	13,252
Policy loans	5,050	5,050	4,949	4,949
Short-term investments	1,472	1,472	3,973	3,973
Cash and cash equivalents	2,772	2,772	4,915	4,915
Derivatives:
Interest rate swaps	2,721	2,721	1,840	1,840
Foreign currency swaps	210	210	242	242
Foreign currency forwards	33	33	43	43
Interest rate options	-	-	1	1
Equity market contracts	4	4	8	8
Embedded derivatives	1,504	1,504	1,711	1,711
Assets held in trust	2,394	2,394	2,290	2,290
Separate account assets	136,002	136,002	122,466	122,466

Total assets	$228,190	$229,148	$210,396	$211,025

Liabilities:
Consumer notes	$966	$983	$1,205	$1,234
Debt	845	839	490	463
Guaranteed investment contracts and funding agreements	1,833	1,850	2,701	2,760
Fixed-rate deferred and immediate annuities	8,971	8,866	9,255	8,696
Supplementary contracts without life contingencies	47	48	51	53
Derivatives:
Interest rate swaps	2,164	2,164	1,318	1,318
Foreign currency swaps	578	578	694	694
Foreign currency forwards	-	-	1	1
Equity market contracts	2	2	-	-
Embedded derivatives	1,214	1,214	1,327	1,327

Total liabilities	$16,620	$16,544	$17,042	$16,546

(1)	Fixed maturities available-for-sale exclude leveraged leases of $1,932 million and $2,012 million at December 31, 2010 and 2009, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at their expected internal rate of return.

ASC 820 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments – (continued)

ASC 820 created the following two primary categories for the purpose of fair value disclosure:

•

Assets and Liabilities Measured at Fair Value and Reported in the Consolidated Balance Sheets – This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturities, equity securities, short-term investments, derivatives, and separate account assets. Assets measured at fair value on a nonrecurring basis include mortgage loans, joint ventures, limited partnership interests, and goodwill, which are reported at fair value only in the period in which an impairment is recognized.

•	Other Assets and Liabilities Not Reported at Fair Value – This category includes assets and liabilities, which do not require the additional ASC 820 disclosures, as follows:

Mortgage loans on real estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Cash and cash equivalents – The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

Consumer notes, guaranteed investment contracts, and funding agreements – The fair values associated with these financial instruments are determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Debt – The fair value of the Company’s long-term debt is estimated using discounted cash flows based on the Company’s incremental borrowing rates for similar type of borrowing arrangements. As a result of the adoption of ASC 810 effective January 1, 2010, long-term debt at December 31, 2010 includes variable and fixed rate notes related to consolidated variable interest entities. The carrying value of this debt approximates fair value at December 31, 2010. For further information regarding the adoption of ASC 810, see Note 1 – Summary of Significant Accounting Policies.

The carrying values for commercial paper and short-term borrowings approximate fair value.

Fixed-rate deferred and immediate annuities – The fair value of fixed-rate deferred annuities is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date. The fair value of fixed immediate annuities is determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Assets and Liabilities Measured at Fair Value on the Consolidated Balance Sheets

Valuation Hierarchy

Following ASC 820 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

• Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

• Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data.

Most debt securities are classified within Level 2. Also included in the Level 2 category are derivative instruments that are priced using models with observable market inputs, including most derivative financial instruments and certain separate account assets.

• Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk.

Level 3 securities include less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency. Embedded and complex derivative financial instruments and separate account investments in real estate are also included in Level 3.

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities under ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques, which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Fair Value Measurements on a Recurring Basis

Fixed Maturities

For fixed maturities, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

Equity Securities

Equity securities are comprised of common stock and are classified within Level 1, as fair values are based on quoted market prices.

Short-term Investments

Short-term investments are comprised of securities due to mature within one year of the date of purchase that are traded in active markets and are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter (“OTC”) derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives

As defined in ASC 815, the Company holds assets and liabilities classified as embedded derivatives on the Consolidated Balance Sheets. These assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements (“Reinsurance GMIB Assets”). Liabilities include policyholder benefits offered under variable annuity contracts such as guaranteed minimum withdrawal benefits with a term certain (“GMWB”) and embedded reinsurance derivatives.

Embedded derivatives are recorded on the Consolidated Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many factors including, but not limited to, market conditions, credit ratings, variations in actuarial assumptions regarding policyholder liabilities, and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of these embedded derivatives that could materially affect net income.

The fair value of embedded derivatives is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal, and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer; therefore, fair value reflects the reporting entity’s own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC’s own credit risk, which is determined by taking into consideration publicly available information relating to MFC’s debt, as well as its claims paying ability. Nonperformance risk is also reflected in the Reinsurance GMIB Assets held by the Company. The credit risk of the reinsurance companies is most representative of the nonperformance risk for the Reinsurance GMIB Assets and is derived from publicly available information relating to the reinsurance companies’ publicly issued debt.

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Consolidated Balance Sheets representing the difference between the statutory book value and fair value of the related modified coinsurance assets with ongoing changes in fair value recorded in net realized investment and other gains (losses). The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

Separate Account Assets

Separate account assets are reported at fair value and reported as a summarized total on the Consolidated Balance Sheets in accordance with SOP No. 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts,” which is now incorporated into ASC 944. The fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. Assets owned by the Company’s separate accounts primarily include investments in mutual funds, fixed maturity securities, equity securities, real estate, short-term investments, and cash and cash equivalents.

The fair value of mutual fund investments is based upon quoted market prices or reported net asset values. Open-ended mutual fund investments that are traded in an active market and have a publicly available price are included in Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account.

Separate account assets classified as Level 3 consist primarily of debt and equity investments in private companies, which own real estate and carry it at fair value. The values of the real estate investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase of properties and at two or three-year intervals thereafter, depending on the property. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of a real estate investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating property value. These real estate investments are classified as Level 3 by the companies owning them. The equity investments in these companies are considered to be Level 3 by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

The following tables present the Company’s assets and liabilities that are measured at fair value on a recurring basis by fair value hierarchy level:

	December 31, 2010

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$41,199	$-	$37,898	$3,301
Commercial mortgage-backed securities	4,247	-	3,762	485
Residential mortgage-backed securities	460	-	10	450
Collateralized debt obligations	136	-	33	103
Other asset-backed securities	1,029	-	950	79
U.S. Treasury and agency securities	7,841	-	7,841	-
Obligations of states and political subdivisions	4,027	-	3,619	408
Debt securities issued by foreign governments	1,531	-	1,531	-

Total fixed maturities available-for-sale	60,470	-	55,644	4,826

Fixed maturities held-for-trading:
Corporate debt securities	1,177	8	1,133	36
Commercial mortgage-backed securities	224	-	209	15
Residential mortgage-backed securities	3	-	-	3
Collateralized debt obligations	4	-	1	3
Other asset-backed securities	66	-	65	1
U.S. Treasury and agency securities	101	-	101	-
Obligations of states and political subdivisions	51	-	51	-
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	1,627	8	1,561	58

Equity securities available-for-sale	588	588	-	-
Short-term investments	1,472	-	1,472	-
Derivative assets (2):
Interest rate swaps	2,721	-	2,652	69
Foreign currency swaps	210	-	210	-
Foreign currency forwards	33	-	33	-
Equity market contracts	4	-	-	4
Embedded derivatives (3):
Reinsurance contracts	7	-	7	-
Benefit guarantees	1,497	-	-	1,497
Assets held in trust (4)	2,394	913	1,420	61
Separate account assets (5)	136,002	130,884	2,092	3,026

Total assets at fair value	$207,025	$132,393	$65,091	$9,541

Liabilities:
Derivative liabilities (2):
Interest rate swaps	$2,164	$-	$2,156	$8
Foreign currency swaps	578	-	534	44
Equity market contracts	2	-	-	2
Embedded derivatives (3):
Reinsurance contracts	660	-	660	-
Participating pension contracts	98	-	98	-
Benefit guarantees	456	-	-	456

Total liabilities at fair value	$3,958	$-	$3,448	$510

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

	December 31, 2009

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$42,505	$-	$39,889	$2,616
Commercial mortgage-backed securities	4,474	-	4,039	435
Residential mortgage-backed securities	476	-	16	460
Collateralized debt obligations	135	-	57	78
Other asset-backed securities	1,242	-	1,151	91
U.S. Treasury and agency securities	1,968	-	1,968	-
Obligations of states and political subdivisions	1,491	-	1,261	230
Debt securities issued by foreign governments	1,278	-	1,213	65

Total fixed maturities available-for-sale	53,569	-	49,594	3,975

Fixed maturities held-for-trading:
Corporate debt securities	898	-	882	16
Commercial mortgage-backed securities	216	-	206	10
Residential mortgage-backed securities	3	-	-	3
Collateralized debt obligations	2	-	1	1
Other asset-backed securities	21	-	20	1
U.S. Treasury and agency securities	29	-	29	-
Obligations of states and political subdivisions	26	-	23	3
Debt securities issued by foreign governments	13	-	-	13

Total fixed maturities held-for-trading	1,208	-	1,161	47

Equity securities available-for-sale	558	558	-	-
Short-term investments	3,973	-	3,973	-
Derivative assets (2)	2,134	-	2,074	60
Embedded derivatives (3)	1,711	-	8	1,703
Assets held in trust (4)	2,290	624	1,666	-
Separate account assets (5)	122,466	116,875	2,494	3,097

Total assets at fair value	$187,909	$118,057	$60,970	$8,882

Liabilities:
Derivative liabilities (2)	$2,013	$-	$1,987	$26
Embedded derivatives (3)	1,327	-	688	639

Total liabilities at fair value	$3,340	$-	$2,675	$665

(1)	Fixed maturities available-for-sale exclude leveraged leases of $1,932 million and $2,012 million at December 31, 2010 and 2009, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at their expected internal rate of return.
(2)	Derivative assets and liabilities are presented gross to reflect the presentation in the Consolidated Balance Sheets, but are presented net for purposes of the Level 3 rollforward in the following table.
(3)	Embedded derivatives related to fixed maturities and reinsurance contracts are reported as part of the derivative asset or liability on the Consolidated Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Consolidated Balance Sheets.
(4)	Represents the fair value of assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 — Related Party Transactions for information on the associated MRBL reinsurance agreement. The fair value of the trust assets is determined on a basis consistent with the methodologies described herein for similar financial instruments.
(5)	Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured at fair value on a recurring basis for the years ended December 31, 2010 and 2009 are summarized as follows:

		Net realized/unrealized gains (losses) included in:				Transfers
	Balance at January 1, 2010	Earnings (1)		AOCI (2)	Purchases, issuances, and settlements (net)	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2010	Change in unrealized gains (losses) included in earnings on instruments still held

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$2,616	$(50)		$223	$80	$733	$(301)	$3,301	$-
Commercial mortgage-backed securities	435	1		105	(54)	-	(2)	485	-
Residential mortgage-backed securities	460	(22)		131	(119)	-	-	450	-
Collateralized debt obligations	78	(3)		39	(11)	-	-	103	-
Other asset-backed securities	91	(4)		14	(22)	-	-	79	-
Obligations of states and political subdivisions	230	-		(6)	247	342	(405)	408	-
Debt securities issued by foreign governments	65	-		(65)	-	-	-	-	-

Total fixed maturities available-for-sale	3,975	(78)		441	121	1,075	(708)	4,826	-

Fixed maturities held-for-trading:
Corporate debt securities	16	15		-	4	2	(1)	36	15
Commercial mortgage-backed securities	10	5		-	-	-	-	15	5
Residential mortgage-backed securities	3	-		-	-	-	-	3	1
Collateralized debt obligations	1	2		-	-	-	-	3	2
Other asset-backed securities	1	-		-	-	-	-	1	-
Obligations of states and political subdivisions	3	-		-	3	-	(6)	-	-
Debt securities issued by foreign governments	13	(13)		-	-	-	-	-	(13)

Total fixed maturities held-for-trading	47	9		-	7	2	(7)	58	10

Net derivatives	34	15		(30)	-	-	-	19	19
Net embedded derivatives	1,064	(23	) (4)	-	-	-	-	1,041	(23)
Assets held in trust	-	1		3	(10)	68	(1)	61	3
Separate account assets (5)	3,097	(13)		5	(125)	62	-	3,026	10

Total	$8,217	$(89)		$419	$(7)	$1,207	$(716)	$9,031	$19

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

		Net realized/unrealized gains (losses) included in:
	Balance at January 1, 2009	Earnings (1)		AOCI (2)	Purchases, issuances, and settlements (net)	Net transfers into and out of Level 3 (3)	Balance at December 31, 2009	Change in unrealized gains (losses) included in earnings on instruments still held

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$1,792	$80		$482	$(67)	$329	$2,616	$-
Commercial mortgage-backed securities	446	(2)		100	(90)	(19)	435	-
Residential mortgage-backed securities	624	(87)		149	(230)	4	460	-
Collateralized debt obligations	88	(6)		6	(10)	-	78	-
Other asset-backed securities	299	3		29	(252)	12	91	-
Obligations of states and political subdivisions	1	-		(6)	315	(80)	230	-
Debt securities issued by foreign governments	62	-		4	(1)	-	65	-

Total fixed maturities available-for-sale	3,312	(12)		764	(335)	246	3,975	-

Fixed maturities held-for-trading:
Corporate debt securities	16	2		-	(2)	-	16	1
Commercial mortgage-backed securities	7	3		-	-	-	10	3
Residential mortgage-backed securities	3	1		-	(1)	-	3	1
Collateralized debt obligations	1	-		-	-	-	1	-
Other asset-backed securities	2	-		-	(1)	-	1	-
Obligations of states and political subdivisions	-	(1)		-	4	-	3	(1)
Debt securities issued by foreign governments	12	1		-	-	-	13	1

Total fixed maturities held-for-trading	41	6		-	-	-	47	5

Net derivatives	195	(38)		(12)	-	(111)	34	(32)
Net embedded derivatives	1,516	(452	) (4)	-	-	-	1,064	(452)
Separate account assets (5)	2,972	(493)		(1)	619	-	3,097	(389)

Total	$8,036	$(989)		$751	$284	$135	$8,217	$(868)

(1)	This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations.
(2)	This amount is included in accumulated other comprehensive income on the Consolidated Balance Sheets.
(3)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
(4)	This amount is included in benefits to policyholders on the Consolidated Statements of Operations.
(5)	Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying assets into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that asset, thus eliminating the need to extrapolate market data beyond observable points.

Assets Measured at Fair Value on a Nonrecurring Basis

Certain assets are reported at fair value on a nonrecurring basis, including investments such as mortgage loans, joint ventures, and limited partnership interests, and goodwill, which are reported at fair value only in the period in which an impairment is recognized. The fair value is calculated using either models that are widely accepted in the financial services industry or the valuation of collateral underlying impaired mortgages. The Company recorded a goodwill impairment of $1,600 million during the year ended December 31, 2010, and the fair value measurement was classified as Level 3. For additional information regarding the impairment, see Note 15 — Goodwill, Value of Business Acquired, and Other Intangible Assets.

Note 15 — Goodwill, Value of Business Acquired, and Other Intangible Assets

The changes in the carrying value of goodwill by segment were as follows:

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2010	$1,600	$1,307	$146	$3,053
Impairment	(1,600)	-	-	(1,600)

Balance at December 31, 2010	$-	$1,307	$146	$1,453

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2009	$1,600	$1,307	$146	$3,053
Impairment	-	-	-	-

Balance at December 31, 2009	$1,600	$1,307	$146	$3,053

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit, which is defined as an operating segment or one level below an operating segment, below its carrying amount. In 2010, the Company impaired the entire $1,600 million of goodwill associated with the Insurance segment. The impairment was reflective of the decrease in the expected future earnings for this business. The fair value was determined primarily using an earnings-based approach, which incorporated the segment’s in-force and new business embedded value using internal forecasts of revenue and expense. There were no impairments recorded in 2009, and there were no accumulated impairment losses at December 31, 2009.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

Value of Business Acquired

The balance of and changes in VOBA as of and for the years ended December 31, were as follows:

	December 31,
	2010	2009

	(in millions)
Balance, beginning of year	$2,171	$2,564
Amortization	(66)	(15)
Change in unrealized investment gains and losses	(146)	(342)
Adoption of ASC 320, recognition of other-than-temporary impairments	-	(36)

Balance, end of year	$1,959	$2,171

The following table provides estimated future amortization (net of tax) for the periods indicated:

VOBA Amortization
(in millions)
2011	$94
2012	87
2013	82
2014	68
2015	67

Other Intangible Assets

Other intangible asset balances were as follows:

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2010
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	48	349
Other investment management contracts	64	28	36

Total	$1,361	$76	$1,285

December 31, 2009
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Subject to amortization:
Distribution networks	397	37	360
Other investment management contracts	64	25	39

Total	$1,356	$62	$1,294

Amortization expense (net of tax) for other intangible assets was $9 million, $9 million, and $8 million for the years ended December 31, 2010, 2009, and 2008, respectively. Amortization expense (net of tax) for other intangible assets is expected to be approximately $10 million in 2011, $11 million in 2012, $11 million in 2013, $12 million in 2014, and $11 million in 2015.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. Most contracts contain certain guarantees, which are discussed more fully below.

The assets supporting the variable portion of variable annuities are carried at fair value and reported on the Consolidated Balance Sheets as separate account assets with an equivalent amount reported for separate account liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue, and changes in liabilities for minimum guarantees are included in benefits to policyholders in the Company’s Consolidated Statements of Operations. For the years ended December 31, 2010 and 2009, there were no gains or losses on transfers of assets from the general account to the separate account.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,
	2010	2009

	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$7,648	$6,969
Net amount at risk related to deposits	156	208
Average attained age of contract holders	51	50

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. Guaranteed Minimum Death Benefit (“GMDB”) features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or (d) a combination of (b) and (c) above.

Contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

Multiple variations of an optional Guaranteed Minimum Withdrawal Benefit (“GMWB”) rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions, which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated and affiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Certain Separate Accounts - (continued)

	December 31,
	2010	2009

	(in millions, except for ages and percents)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$25,630	$23,472
Net amount at risk- net of reinsurance	140	312
Average attained age of contract holders	65	64

Return of net deposits plus a minimum return
In the event of death
Account value	$702	$744
Net amount at risk- net of reinsurance	318	354
Average attained age of contract holders	70	70
Guaranteed minimum return rate	5%	5%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$29,399	$28,414
Net amount at risk- net of reinsurance	485	843
Average attained age of contract holders	65	64

Guaranteed Minimum Income Benefit
Account value	$6,276	$6,293
Net amount at risk- net of reinsurance	41	54
Average attained age of contract holders	64	63

Guaranteed Minimum Withdrawal Benefit
Account value	$39,034	$35,595
Net amount at risk	782	1,012
Average attained age of contract holders	64	63

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2010	2009

	(in billions)
Type of Fund
Equity	$30	$28
Balanced	23	22
Bond	7	7
Money Market	2	2

Total	$62	$59

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Certain Separate Accounts - (continued)

The following table summarizes the liabilities for guarantees on variable contracts reflected in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Total

	(in millions)
Balance at January 1, 2010	$253	$209	$663	$1,125
Incurred guarantee benefits	(100)	(60)	-	(160)
Other reserve changes	72	28	(156)	(56)

Balance at December 31, 2010	225	177	507	909
Reinsurance recoverable	(78)	(1,120)	(421)	(1,619)

Net balance at December 31, 2010	$147	$(943)	$86	$(710)

Balance at January 1, 2009	$454	$442	$2,890	$3,786
Incurred guarantee benefits	(153)	(144)	-	(297)
Other reserve changes	(48)	(89)	(2,227)	(2,364)

Balance at December 31, 2009	253	209	663	1,125
Reinsurance recoverable	(104)	(1,177)	(548)	(1,829)

Net balance at December 31, 2009	$149	$(968)	$115	$(704)

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve were determined in accordance with ASC 815.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2010 and 2009:

•	Data used included 1,000 stochastically generated investment performance scenarios. For ASC 815 calculations, risk neutral scenarios were used.

•

For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

•	Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for ASC 815 calculations.

•	Annuity mortality was based on the 1994 MGDB table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•

Annuity base lapse rates vary by contract type, commission type, and by with or without living benefit or death benefit riders. The lapse rates range from 0.8% to 41.5% for GMDB and 0.3% to 41.5% for GMIB and GMWB.

•

The discount rates used in the ASC 944 calculations range from 6.4% to 7%. The discount rates used in the ASC 815 calculations were based on the term structure of swap curves with a credit spread based on the credit standing of MFC (for GMWB) and the reinsurers (for GMIB).

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs as of and for the years ended December 31, were as follows:

	December 31,
	2010	2009

	(in millions)
Balance, beginning of year	$9,186	$9,419
Capitalization	1,228	1,579
Amortization	(664)	(1,119)
Change in unrealized investment gains and losses	(98)	(704)
Adoption of ASC 320, recognition of other-than-temporary impairments	-	11

Balance, end of year	$9,652	$9,186

The balance of and changes in deferred sales inducements as of and for the years ended December 31, were as follows:

	December 31,
	2010	2009

	(in millions)
Balance, beginning of year	$379	$427
Capitalization	12	63
Amortization	(22)	(77)
Change in unrealized investment gains and losses	(15)	(12)
Adoption of ASC 320, recognition of other-than-temporary impairments	-	(22)

Balance, end of year	$354	$379

Note 18 — Share-Based Payments

The Company participates in the stock compensation plans of MFC and uses the Black-Scholes option-pricing model to estimate the value of stock options granted to employees. The stock-based compensation is a legal obligation of MFC, but in accordance with U.S. GAAP, is recorded in the accounts of the Company in other operating costs and expenses.

Stock Options (ESOP)

Under MFC’s Executive Stock Option Plan (“ESOP”), stock options are granted to selected individuals. Options provide the holder with the right to purchase common shares at an exercise price equal to the higher of the prior day or prior five-day average closing market price of MFC’s common shares on the Toronto Stock Exchange on the date the options were granted. The options vest over a period not exceeding four years and expire not more than 10 years from the grant date. A total of 73.6 million common shares have been reserved for issuance under the ESOP.

MFC grants Deferred Share Units (“DSUs”) to certain employees under the ESOP. These DSUs vest over a three-year period, and each DSU entitles the holder to receive one common share on retirement or termination of employment. When dividends are paid on MFC’s common shares, holders of DSUs are deemed to receive dividends at the same rate, payable in the form of additional DSUs.

In addition, for certain new employees and pursuant to the deferred compensation program, MFC grants DSUs under the ESOP, which entitle the holder to receive cash payment equal to the value of the same number of common shares plus credited dividends on retirement or termination of employment. In 2010, 17,000 DSUs were issued to certain new hires, which vest over a maximum period of five years. No such DSUs were issued in 2009 or 2008.

In 2010, 2009, and 2008, 35,000, 56,000, and 217,000 DSUs, respectively, were issued to certain employees who elected to defer receipt of all or part of their annual bonus. These DSUs vested immediately upon grant. Also, in 2010 and 2008, 20,000 and 269,000 DSUs were issued to certain employees who elected to defer payment of all or part of their restricted share units and/or performance share units. In 2009, no DSUs were granted to certain employees to defer payment of all or part of their restricted share units since the restricted share units scheduled to vest in 2009 did so without any payment value. Restricted share units and performance share units are discussed below. These DSUs also vested immediately upon grant.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 18 — Share-Based Payments - (continued)

Under the Stock Plan for Non-Employee Directors, each eligible director may elect to receive his or her annual director’s retainer and fees in DSUs or common shares in lieu of cash. Upon termination of board service, an eligible director who has elected to receive DSUs will be entitled to receive cash equal to the value of the DSUs accumulated in his or her account or, at his or her direction, an equivalent number of common shares. A total of one million common shares of MFC have been reserved for issuance under the Stock Plan for Non-Employee Directors.

The Company recorded compensation expense for stock options granted of $8 million, $9 million, and $9 million for the years ended December 31, 2010, 2009, and 2008, respectively.

Global Share Ownership Plan (GSOP)

Effective January 1, 2001, MFC established the Global Share Ownership Plan (“GSOP”) for its eligible employees. Under the GSOP, qualifying employees can choose to apply up to 5% of their annual base earnings toward the purchase of common shares of MFC. MFC matches a percentage of the employee’s eligible contributions up to a maximum amount. MFC’s contributions vest immediately. All contributions are used by the GSOP’s trustee to purchase common shares in the open market. The Company’s compensation expense related to the GSOP was $1 million for each of the three years ended December 31, 2010, 2009, and 2008.

Restricted Share Unit Plan (RSU)

In 2003, MFC established the Restricted Share Unit (“RSU”) Plan. For the years ended December 31, 2010, 2009, and 2008, 3.0 million, 3.8 million, and 1.8 million RSUs, respectively, were granted to certain eligible employees under this plan. For the year ended December 31, 2009, 0.6 million Special RSUs and for the years ended December 31, 2010 and 2009, 0.7 million and 1.5 million Performance Share Units (“PSUs”), respectively, were granted to eligible employees under this plan. There were no Special RSUs granted in 2010, and no Special RSUs or PSUs granted in 2008. Each RSU/Special RSU/PSU entitles the recipient to receive payment equal to the market value of one common share, plus credited dividends, at the time of vesting, subject to any performance conditions.

For the years ended December 31, 2010, 2009, and 2008, the Company granted 1.4 million, 2.0 million, and 0.7 million RSUs, respectively, to certain eligible employees. RSUs granted in 2010 vest 25% on the first anniversary and 75% on the date that is 34 months from the grant date. RSUs granted in 2009 vest 25% on the first anniversary, 25% on the second anniversary, and 50% on the date that is 34 months from the grant date. RSUs granted prior to 2009 vest three years from the grant date. The related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company’s compensation expense related to RSUs was $22 million, $14 million, and $24 million for the years ended December 31, 2010, 2009, and 2008, respectively.

For the year ended December 31, 2009, the Company granted 0.3 million Special RSUs to certain eligible employees. Special RSUs vest on the date that is 22 months from the grant date, and the related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. No Special RSUs were granted in 2010 or 2008. The Company’s compensation expense related to Special RSUs was $2 million for each of the two years ended December 31, 2010 and 2009.

For the years ended December 31, 2010 and 2009, the Company granted 0.2 million and 0.4 million PSUs, respectively, to certain eligible employees. PSUs granted in 2010 vest 25% on the first anniversary and 75% on the date that is 34 months from the grant date. PSUs granted in 2009 vest 25% on the first anniversary, 25% on the second anniversary, and 50% on the date that is 34 months from the grant date. Both grants are subject to performance conditions that are equally weighted over their respective performance periods, and the related compensation expense is recognized over these periods, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. No PSUs were granted in 2008. The Company’s compensation expense related to PSUs was $2 million and $3 million for the years ended December 31, 2010 and 2009, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 19 — Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2010 consolidated financial statements through the date on which the consolidated financial statements were issued. The Company did not have any subsequent events requiring disclosure.

John Hancock Variable Life Account V of John Hancock Life Insurance Company (U.S.A.)

Audited Financial Statements

Year ended December 31, 2010 with Report of Independent Registered Public Accounting Firm

John Hancock Variable Life Account V

Audited Financial Statements

Year ended December 31, 2010

Report of Independent Registered Public Accounting Firm

To the Contract Owners of the sub-accounts of

John Hancock Variable Life Account V of John Hancock Life Insurance Company (U.S.A.)

“Active” sub-accounts

500 Index Trust B	Mid Cap Index Trust
Active Bond Trust	Mid Cap Stock Trust
Blue Chip Growth Trust	Mid Value Trust
Capital Appreciation Trust	Money Market Trust B
Emerging Markets Value Trust	Optimized All Cap Trust
Equity-Income Trust	Real Estate Securities Trust
Global Bond Trust	Short Term Government Income Trust
High Yield Trust	Small Cap Growth Trust
International Equity Index Trust B	Total Bond Market Trust B
International Value Trust	Brandes International Equity Trust
Lifestyle Balanced Trust	Frontier Capital Appreciation Trust
Lifestyle Growth Trust	Large Cap Growth Trust
Lifestyle Moderate Trust

“Closed” sub-accounts

Overseas Equity Trust	Short-Term Bond Trust

We have audited the accompanying statements of assets and contract owners’ equity of John Hancock Variable Life Account V (the “Account”), comprised of the active sub-accounts as of December 31, 2010, and the related statements of operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception). These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian or fund manager of the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.

5

Report of Independent Registered Public Accounting Firm

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the active sub-accounts constituting John Hancock Variable Life Account V at December 31, 2010, and the results of its operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception), in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Chartered Accountants

Licensed Public Accountants

Toronto, Canada

March 31, 2011

6

John Hancock Variable Life Account V

Statements of Assets and Contract Owners’ Equity

December 31, 2010

Assets
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
500 Index Trust B - 3,171,851 shares (cost $44,777,804)	$49,829,781
Active Bond Trust - 4,811,788 shares (cost $45,183,667)	46,722,457
Blue Chip Growth Trust - 4,393,565 shares (cost $73,908,898)	88,837,891
Capital Appreciation Trust - 2,066,123 shares (cost $17,950,652)	20,537,264
Emerging Markets Value Trust - 506,149 shares (cost $4,573,474)	8,088,264
Equity-Income Trust - 2,399,039 shares (cost $36,198,194)	33,178,703
Global Bond Trust - 416,666 shares (cost $5,513,299)	5,366,664
High Yield Trust - 1,789,422 shares (cost $13,171,779)	10,521,803
International Equity Index Trust B - 2,463,412 shares (cost $40,775,985)	39,242,153
International Value Trust - 1,049,233 shares (cost $11,846,674)	12,622,271
Lifestyle Balanced Trust - 16,371,968 shares (cost $151,755,148)	192,534,349
Lifestyle Growth Trust - 1,202,790 shares (cost $14,326,873)	13,747,890
Lifestyle Moderate Trust - 151,240 shares (cost $1,676,228)	1,817,907
Mid Cap Index Trust - 23,499 shares (cost $356,949)	416,629
Mid Cap Stock Trust - 3,023,893 shares (cost $43,355,780)	42,909,036
Mid Value Trust - 760,009 shares (cost $7,784,299)	8,420,901
Money Market Trust B - 23,050,437 shares (cost $23,050,437)	23,050,437
Optimized All Cap Trust - 14,799,961 shares (cost $201,439,354)	191,363,502
Overseas Equity Trust	—
Real Estate Securities Trust - 3,097,104 shares (cost $43,584,464)	34,997,275
Short Term Government Income Trust - 770,703 shares (cost $10,078,300)	9,957,488
Short-Term Bond Trust	—
Small Cap Growth Trust - 3,007,541 shares (cost $28,140,564)	30,526,539
Total Bond Market Trust B - 906,129 shares (cost $9,111,489)	9,197,213

Sub-accounts invested in Outside Trust Portfolios:
Brandes International Equity Trust - 508,071 shares (cost $5,169,300)	$5,954,597
Frontier Capital Appreciation Trust - 16,442 shares (cost $321,165)	426,504
Large Cap Growth Trust - 115,767 shares (cost $1,154,835)	1,878,891

Total assets	$882,146,409

Contract Owners’ Equity

Variable universal life insurance contracts	$882,146,409

See accompanying notes.

7

John Hancock Variable Life Account V

Statements of Operations and Changes in Contract Owners’ Equity

	Sub-Account
	500 Index Trust B		Active Bond Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$821,926	$884,732	$3,579,638	$3,599,676

Total investment income	821,926	884,732	3,579,638	3,599,676
Expenses:
Mortality and expense risk	276,816	235,213	321,201	300,949

Net investment income (loss)	545,110	649,519	3,258,437	3,298,727

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(463,763)	(2,294,443)	509,204	(938,029)

Realized gains (losses)	(463,763)	(2,294,443)	509,204	(938,029)
Unrealized appreciation (depreciation) during the period	6,358,127	11,646,550	2,876,878	8,497,854

Net increase (decrease) in assets from operations	6,439,474	10,001,626	6,644,519	10,858,552

Changes from principal transactions:
Transfer of net premiums	3,492,191	4,180,487	3,527,988	3,891,471
Transfer on terminations	(5,280,293)	(4,524,427)	(8,244,680)	(9,178,162)
Transfer on policy loans	(655,683)	(642,718)	605,119	(1,533,558)
Net interfund transfers	103,577	1,003,190	(8,365,903)	266,003

Net increase (decrease) in assets from principal transactions	(2,340,208)	16,532	(12,477,476)	(6,554,246)

Total increase (decrease) in assets	4,099,266	10,018,158	(5,832,957)	4,304,306

Assets, beginning of period	45,730,515	35,712,357	52,555,414	48,251,108

Assets, end of period	$49,829,781	$45,730,515	$46,722,457	$52,555,414

See accompanying notes.

8

Sub-Account
Blue Chip Growth Trust		Brandes International Equity Trust		Capital Appreciation Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$76,998	$140,838	$188,755	$147,509	$35,179	$52,957

76,998	140,838	188,755	147,509	35,179	52,957

499,125	450,176	41,011	28,913	114,964	101,490

(422,127)	(309,338)	147,744	118,596	(79,785)	(48,533)

—	—	—	—	—	—
1,697,788	(1,156,316)	148,737	(1,774,165)	(15,380)	(558,411)

1,697,788	(1,156,316)	148,737	(1,774,165)	(15,380)	(558,411)
10,891,157	28,294,259	(51,307)	2,636,459	2,177,545	6,621,832

12,166,818	26,828,605	245,174	980,890	2,082,380	6,014,888

8,183,799	8,970,100	5,114	73,549	2,327,699	2,657,228
(13,379,479)	(14,376,683)	(131,743)	(105,835)	(3,187,568)	(3,081,442)
(2,356,997)	(1,696,658)	(998)	(1,434)	(516,697)	(513,398)
(2,038,370)	(770,652)	(970,655)	2,549,589	(114,841)	(3,879)

(9,591,047)	(7,873,893)	(1,098,282)	2,515,869	(1,491,407)	(941,491)

2,575,771	18,954,712	(853,108)	3,496,759	590,973	5,073,397

86,262,120	67,307,408	6,807,705	3,310,946	19,946,291	14,872,894

$88,837,891	$86,262,120	$5,954,597	$6,807,705	$20,537,264	$19,946,291

9

John Hancock Variable Life Account V

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Emerging Markets Value Trust		Equity-Income Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$103,715	$8,227	$610,153	$627,334

Total investment income	103,715	8,227	610,153	627,334
Expenses:
Mortality and expense risk	42,792	35,190	188,961	170,320

Net investment income (loss)	60,923	(26,963)	421,192	457,014

Realized gains (losses) on investments:
Capital gain distributions	183,198	8,163	—	—
Net realized gains (losses)	847,077	(694,259)	(1,258,907)	(3,744,796)

Realized gains (losses)	1,030,275	(686,096)	(1,258,907)	(3,744,796)
Unrealized appreciation (depreciation) during the period	467,944	4,714,446	5,163,954	9,760,494

Net increase (decrease) in assets from operations	1,559,142	4,001,387	4,326,239	6,472,712

Changes from principal transactions:
Transfer of net premiums	132,880	128,292	2,677,176	2,938,262
Transfer on terminations	(268,844)	(196,278)	(4,742,959)	(4,815,261)
Transfer on policy loans	(10,233)	(12,775)	(763,581)	(713,378)
Net interfund transfers	(302,078)	(2,057,246)	(372,597)	(919,948)

Net increase (decrease) in assets from principal transactions	(448,275)	(2,138,007)	(3,201,961)	(3,510,325)

Total increase (decrease) in assets	1,110,867	1,863,380	1,124,278	2,962,387

Assets, beginning of period	6,977,397	5,114,017	32,054,425	29,092,038

Assets, end of period	$8,088,264	$6,977,397	$33,178,703	$32,054,425

See accompanying notes.

10

Sub-Account
Frontier Capital Appreciation Trust		Global Bond Trust		High Yield Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$809	$203	$189,852	$643,572	$3,747,574	$455,307

809	203	189,852	643,572	3,747,574	455,307

2,461	3,248	32,002	31,861	38,844	22,083

(1,652)	(3,045)	157,850	611,711	3,708,730	433,224

—	—	—	716,944	—	—
(56,032)	(314,024)	(176,996)	(248,338)	55,048	(513,416)

(56,032)	(314,024)	(176,996)	468,606	55,048	(513,416)
139,966	509,187	512,515	(379,082)	(2,973,353)	1,639,187

82,282	192,118	493,369	701,235	790,425	1,558,995

7,388	17,734	399,062	445,926	353,540	315,749
(56,161)	(13,181)	(909,032)	(1,021,718)	(427,215)	(437,618)
(764)	(477)	(152,755)	(102,177)	1,143,663	(36,609)
(150,622)	(366,529)	158,730	(197,809)	4,024,143	221,066

(200,159)	(362,453)	(503,995)	(875,778)	5,094,131	62,588

(117,877)	(170,335)	(10,626)	(174,543)	5,884,556	1,621,583

544,381	714,716	5,377,290	5,551,833	4,637,247	3,015,664

$426,504	$544,381	$5,366,664	$5,377,290	$10,521,803	$4,637,247

11

John Hancock Variable Life Account V

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Equity Index Trust B		International Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (f)
Income:
Dividend income distribution	$933,912	$1,317,074	$244,610

Total investment income	933,912	1,317,074	244,610
Expenses:
Mortality and expense risk	223,927	211,207	47,516

Net investment income (loss)	709,985	1,105,867	197,094

Realized gains (losses) on investments:
Capital gain distributions	—	661,499	—
Net realized gains (losses)	(870,532)	(549,422)	(21,699)

Realized gains (losses)	(870,532)	112,077	(21,699)
Unrealized appreciation (depreciation) during the period	3,993,577	10,504,914	775,598

Net increase (decrease) in assets from operations	3,833,030	11,722,858	950,993

Changes from principal transactions:
Transfer of net premiums	2,632,048	3,063,474	13,201,949
Transfer on terminations	(5,983,999)	(6,004,869)	(1,099,903)
Transfer on policy loans	(653,361)	(827,549)	(302,789)
Net interfund transfers	(747,028)	(749,807)	(127,979)

Net increase (decrease) in assets from principal transactions	(4,752,340)	(4,518,751)	11,671,278

Total increase (decrease) in assets	(919,310)	7,204,107	12,622,271

Assets, beginning of period	40,161,463	32,957,356	—

Assets, end of period	$39,242,153	$40,161,463	$12,622,271

(f)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.
(aa)	Renamed on November 16, 2009. Previously known as Turner Core Growth Trust.

See accompanying notes.

12

Sub-Account
Large Cap Growth Trust		Lifestyle Balanced Trust		Lifestyle Growth Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$5,925	$9,221	$5,140,628	$7,723,385	$318,197	$386,459

5,925	9,221	5,140,628	7,723,385	318,197	386,459

10,050	9,022	1,147,696	1,090,155	76,133	67,442

(4,125)	199	3,992,932	6,633,230	242,064	319,017

—	—	—	149,459	—	—
14,763	(640,786)	6,091,523	1,105,012	(617,244)	(1,443,389)

14,763	(640,786)	6,091,523	1,254,471	(617,244)	(1,443,389)
330,383	1,079,316	9,858,022	40,567,541	1,905,682	4,399,374

341,021	438,729	19,942,477	48,455,242	1,530,502	3,275,002

8,270	36,217	14,787,646	17,092,373	950,409	1,151,671
(27,345)	(28,837)	(32,108,751)	(37,045,238)	(2,113,579)	(2,032,163)
1,587	1,659	(4,041,864)	(4,304,047)	(281,776)	(207,987)
(189,063)	(275,973)	(3,526,360)	(675,764)	666,153	140,493

(206,551)	(266,934)	(24,889,329)	(24,932,676)	(778,793)	(947,986)

134,470	171,795	(4,946,852)	23,522,566	751,709	2,327,016

1,744,421	1,572,626	197,481,201	173,958,635	12,996,181	10,669,165

$1,878,891	$1,744,421	$192,534,349	$197,481,201	$13,747,890	$12,996,181

13

John Hancock Variable Life Account V

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Moderate Trust		Mid Cap Index Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (d)
Income:
Dividend income distribution	$47,411	$78,805	$4,005	$583

Total investment income	47,411	78,805	4,005	583
Expenses:
Mortality and expense risk	11,951	8,555	1,730	61

Net investment income (loss)	35,460	70,250	2,275	522

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(56,438)	(264,254)	5,721	5

Realized gains (losses)	(56,438)	(264,254)	5,721	5
Unrealized appreciation (depreciation) during the period	207,679	488,117	57,077	2,603

Net increase (decrease) in assets from operations	186,701	294,113	65,073	3,130

Changes from principal transactions:
Transfer of net premiums	109,920	99,758	17,114	76,241
Transfer on terminations	(637,035)	(148,426)	(25,702)	(287)
Transfer on policy loans	(55,417)	(31,247)	(59)	—
Net interfund transfers	377,406	194,740	277,997	3,122

Net increase (decrease) in assets from principal transactions	(205,126)	114,825	269,350	79,076

Total increase (decrease) in assets	(18,425)	408,938	334,423	82,206

Assets, beginning of period	1,836,332	1,427,394	82,206	—

Assets, end of period	$1,817,907	$1,836,332	$416,629	$82,206

(d)	Fund available in prior year but no activity.
(q)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on November 16, 2009.

See accompanying notes.

14

Sub-Account
Mid Cap Intersection Trust	Mid Cap Stock Trust		Mid Value Trust
Year Ended Dec. 31/09 (q)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$339	$32	—	$168,517	$49,285

339	32	—	168,517	49,285

286	236,039	210,303	49,251	44,994

53	(236,007)	(210,303)	119,266	4,291

—	—	—	29,860	—
(7,778)	(307,477)	(2,266,884)	(493,749)	(1,530,359)

(7,778)	(307,477)	(2,266,884)	(463,889)	(1,530,359)
23,048	8,603,524	12,172,602	1,509,390	4,430,384

15,323	8,060,040	9,695,415	1,164,767	2,904,316

5,096	2,943,255	3,422,286	471,867	628,751
(70,346)	(6,640,909)	(6,241,418)	(1,279,751)	(1,245,190)
(50)	(946,696)	(1,018,256)	(145,478)	(183,466)
9,359	(803,505)	(674,109)	(372,479)	(565,599)

(55,941)	(5,447,855)	(4,511,497)	(1,325,841)	(1,365,504)

(40,618)	2,612,185	5,183,918	(161,074)	1,538,812

40,618	40,296,851	35,112,933	8,581,975	7,043,163

—	$42,909,036	$40,296,851	$8,420,901	$8,581,975

15

John Hancock Variable Life Account V

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Money Market Trust B		Optimized All Cap Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$11,885	$140,111	$2,122,993	$2,306,669

Total investment income	11,885	140,111	2,122,993	2,306,669
Expenses:
Mortality and expense risk	144,338	171,930	1,076,086	964,894

Net investment income (loss)	(132,453)	(31,819)	1,046,907	1,341,775

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	—	—	(8,659,627)	(15,886,805)

Realized gains (losses)	—	—	(8,659,627)	(15,886,805)
Unrealized appreciation (depreciation) during the period	—	—	38,884,647	55,220,503

Net increase (decrease) in assets from operations	(132,453)	(31,819)	31,271,927	40,675,473

Changes from principal transactions:
Transfer of net premiums	1,767,014	2,267,531	19,727,281	22,397,037
Transfer on terminations	(9,930,770)	(10,802,413)	(34,381,670)	(31,231,735)
Transfer on policy loans	(502,468)	(708,946)	(4,773,563)	(3,966,444)
Net interfund transfers	6,648,442	3,463,687	(2,995,346)	(3,882,048)

Net increase (decrease) in assets from principal transactions	(2,017,782)	(5,780,141)	(22,423,298)	(16,683,190)

Total increase (decrease) in assets	(2,150,235)	(5,811,960)	8,848,629	23,992,283

Assets, beginning of period	25,200,672	31,012,632	182,514,873	158,522,590

Assets, end of period	$23,050,437	$25,200,672	$191,363,502	$182,514,873

(a)	Terminated as an investment option and funds transferred to International Value Trust on May 3, 2010.
(f)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

See accompanying notes.

16

Sub-Account
Overseas Equity Trust		Real Estate Securities Trust		Short Term Government Income Trust
Year Ended Dec. 31/10 (a)	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (f)

$78,364	$248,357	$629,374	$877,973	$149,673

78,364	248,357	629,374	877,973	149,673

25,112	69,926	197,504	150,591	18,260

53,252	178,431	431,870	727,382	131,413

—	—	—	—	830
(3,699,886)	(619,178)	(7,296,222)	(10,458,218)	26,192

(3,699,886)	(619,178)	(7,296,222)	(10,458,218)	27,022
3,488,872	3,589,926	15,100,474	16,869,742	(120,812)

(157,762)	3,149,179	8,236,122	7,138,906	37,623

323,407	1,311,909	2,288,111	2,580,002	3,720,586
(13,122,287)	(2,050,565)	(5,550,797)	(4,552,979)	(1,074,844)
(79,042)	(392,856)	(1,159,297)	(650,536)	(87,334)
(147,153)	(369,953)	(140,157)	(448,727)	7,361,457

(13,025,075)	(1,501,465)	(4,562,140)	(3,072,240)	9,919,865

(13,182,837)	1,647,714	3,673,982	4,066,666	9,957,488

13,182,837	11,535,123	31,323,293	27,256,627	—

—	$13,182,837	$34,997,275	$31,323,293	$9,957,488

17

John Hancock Variable Life Account V

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Short-Term Bond Trust		Small Cap Growth Trust
	Year Ended Dec. 31/10 (e)	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$69,507	$176,719	—	—

Total investment income	69,507	176,719	—	—
Expenses:
Mortality and expense risk	7,040	18,886	167,229	143,411

Net investment income (loss)	62,467	157,833	(167,229)	(143,411)

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(115,545)	(182,057)	145,177	(991,987)

Realized gains (losses)	(115,545)	(182,057)	145,177	(991,987)
Unrealized appreciation (depreciation) during the period	194,719	557,778	5,496,229	8,361,072

Net increase (decrease) in assets from operations	141,641	533,554	5,474,177	7,225,674

Changes from principal transactions:
Transfer of net premiums	89,373	319,074	2,251,666	2,599,946
Transfer on terminations	(3,748,251)	(808,188)	(4,190,376)	(3,900,985)
Transfer on policy loans	(10,430)	(81,856)	(649,691)	(640,369)
Net interfund transfers	140,922	352,680	(339,753)	(409,893)

Net increase (decrease) in assets from principal transactions	(3,528,386)	(218,290)	(2,928,154)	(2,351,301)

Total increase (decrease) in assets	(3,386,745)	315,264	2,546,023	4,874,373

Assets, beginning of period	3,386,745	3,071,481	27,980,516	23,106,143

Assets, end of period	—	$3,386,745	$30,526,539	$27,980,516

(e)	Terminated as an investment option and funds transferred to Short Term Government Income Trust on May 3, 2010.

See accompanying notes.

18

Sub-Account
Total Bond Market Trust B		Total
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$415,757	$513,737	$19,695,389	$20,389,072

415,757	513,737	19,695,389	20,389,072

59,171	66,532	5,057,210	4,607,638

356,586	447,205	14,638,179	15,781,434

—	—	213,888	1,536,065
140,389	123,727	(14,427,878)	(45,848,570)

140,389	123,727	(14,213,990)	(44,312,505)
80,343	39,057	115,928,830	232,247,163

577,318	609,989	116,353,019	203,716,092

439,114	603,027	86,835,867	81,273,191
(828,177)	(1,096,222)	(159,372,120)	(145,010,466)
210,206	(2,878,952)	(16,186,398)	(21,144,084)
(1,361,975)	2,413,240	(3,307,037)	(1,750,767)

(1,540,832)	(958,907)	(92,029,688)	(86,632,126)

(963,514)	(348,918)	24,323,331	117,083,966

10,160,727	10,509,645	857,823,078	740,739,112

$9,197,213	$10,160,727	$882,146,409	$857,823,078

19

John Hancock Variable Life Account V

Notes to Financial Statements

December 31, 2010

1.	Organization

John Hancock Variable Life Account V (the “Account”) is a separate investment account of John Hancock Life Insurance Company (U.S.A.) (the “Company” or “JHUSA”). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the “Act”) and has 22 active investment sub-accounts that invest in shares of a particular John Hancock Trust (the “Trust”) portfolio and 3 sub-accounts that invest in shares of other outside investment trusts as of December 31, 2010. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under variable life contracts (the “Contracts”) issued by the Company.

The Company is a stock life Insurance Company incorporated under the laws of Michigan in 1979. The Company is an indirect wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life Insurance Company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company’s general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

The following sub-accounts of the Account were commenced as an investment options:

New	Effective Date
International Value Trust	May 3, 2010
Short Term Government Income Trust	May 3, 2010

The following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-accounts as follows:

Terminated	Fund Transferred To	Effective Date
Overseas Equity Trust	International Value Trust	May 3, 2010
Short-Term Bond Trust	Short Term Government Income Trust	May 3, 2010

20

John Hancock Variable Life Account V

Notes to Financial Statements (continued)

2.	Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company’s general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

FAS 157 - Fair Value Measurements, which was adopted effective January 1, 2008, is now incorporated into ASC 820 - Fair Value Measurement and Disclosure (“ASC 820”). This guidance provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale. Assets not measured at fair value are excluded from ASC 820 note disclosure, including Policy Loans which are held to maturity and accounted for at cost.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

• Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

• Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

• Level 3 – Fair value measurements using significant non-market observable inputs.

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

21

John Hancock Variable Life Account V

Notes to Financial Statements (continued)

The following table presents the Account’s assets that are measured at fair value on a recurring basis by ASC 820 fair value hierarchy level, as of December 31, 2010.

Mutual Funds
Level 1	$882,146,409
Level 2	—
Level 3	—

$882,146,409

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3.	Mortality and Expense Risks Charge

The Company deducts from the assets of the Account a daily charge equivalent to an annual rate of 0.6% of the average net value of the Account’s assets for the assumption of mortality and expense risks.

4.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The Income Taxes topic of the FASB Accounting Standard Codification establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing John Hancock’s tax returns to determine whether tax positions are “more-likely-than not” of being sustained by the applicable tax authority. Tax positions deemed to meet more-than likely-than-not threshold would be recorded as tax expense.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2010, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations.

22

John Hancock Variable Life Account V

Notes to Financial Statements (continued)

5.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

6.	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2010 were as follows:

	Purchases	Sales
Sub-accounts:
500 Index Trust B	$4,493,419	$6,288,516
Active Bond Trust	7,569,927	16,788,965
Blue Chip Growth Trust	3,686,192	13,699,367
Capital Appreciation Trust	1,247,625	2,818,817
Emerging Markets Value Trust	1,488,488	1,692,642
Equity-Income Trust	2,078,577	4,859,345
Global Bond Trust	728,718	1,074,863
High Yield Trust	9,458,720	655,859
International Equity Index Trust B	2,408,655	6,451,010
International Value Trust	13,170,544	1,302,171
Lifestyle Balanced Trust	11,834,380	32,730,778
Lifestyle Growth Trust	1,603,763	2,140,493
Lifestyle Moderate Trust	651,445	821,111
Mid Cap Index Trust	370,005	98,381
Mid Cap Stock Trust	1,592,850	7,276,711
Mid Value Trust	851,838	2,028,553
Money Market Trust B	9,927,926	12,078,162
Optimized All Cap Trust	10,675,510	32,051,901
Overseas Equity Trust	223,506	13,195,329
Real Estate Securities Trust	1,926,695	6,056,966
Short Term Government Income Trust	11,192,804	1,140,696
Short-Term Bond Trust	475,458	3,941,377
Small Cap Growth Trust	1,400,508	4,495,889
Total Bond Market Trust B	1,993,374	3,177,620
Brandes International Equity Trust	1,639,097	2,589,635
Frontier Capital Appreciation Trust	120,440	322,251
Large Cap Growth Trust	87,047	297,724

	$102,897,511	$180,075,132

23

John Hancock Variable Life Account V

Notes to Financial Statements (continued)

7.	Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHUSA has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months’ notice. Under this agreement, JHUSA pays for legal, actuarial, investment and certain other administrative services.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

The majority of the investments held by the Account are invested in the Trust (Note 1).

Mortality and expense risk charges, as described in Note 3, are paid to JHUSA.

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the separate account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. JHUSA believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

9.	Organizational Change

On December 31, 2009, John Hancock Variable Life Insurance Company (“JHVLICO”), which was a wholly owned subsidiary of John Hancock Financial Services, Inc. (“JHFS”), merged with and into JHUSA. As a result of the merger, JHVLICO ceased to exist and the companies’ property and obligations became the property and obligations of JHUSA.

10.	Subsequent Events

In accordance with the provision set forth in ASC 855 “Subsequent Events” (“ASC 855”) formerly known as FAS 165 “Subsequent Events”, Management has evaluated the possibility of subsequent events existing in the Account’s financial statements through March 31, 2011 and has determined that no events have occurred that require additional disclosure.

24

John Hancock Variable Life Account V

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	500 Index Trust B
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/08	Dec. 31/07	Dec. 31/06
Units, beginning of period	2,358	2,313	1,971	2,219	2,758
Units issued	198	471	778	139	191
Units redeemed	(306)	(426)	(436)	(387)	(730)

Units, end of period (000’s)	2,250	2,358	2,313	1,971	2,219

Unit value, end of period $	22.14	19.39	15.44	24.73	23.64
Assets, end of period $ (000’s)	49,830	45,731	35,712	48,747	52,455
Investment income ratio*	1.78%	2.25%	2.35%	2.90%	1.14%
Expense ratio**	0.60%	0.60%	0.60%	0.60%	0.60%
Total return***	14.17%	25.59%	(37.57%)	4.63%	14.87%

	Sub-Account
	Active Bond Trust
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/08	Dec. 31/07	Dec. 31/06
Units, beginning of period	1,331	1,516	1,839	2,067	2,515
Units issued	96	73	57	97	78
Units redeemed	(382)	(258)	(380)	(325)	(526)

Units, end of period (000’s)	1,045	1,331	1,516	1,839	2,067

Unit value, end of period $	44.74	39.51	31.83	35.77	34.59
Assets, end of period $ (000’s)	46,722	52,555	48,251	65,776	71,493
Investment income ratio*	6.69%	7.17%	5.14%	8.65%	2.77%
Expense ratio**	0.60%	0.60%	0.60%	0.60%	0.60%
Total return***	13.23%	24.11%	(11.01%)	3.41%	3.92%

25

John Hancock Variable Life Account V

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Blue Chip Growth Trust
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/08	Dec. 31/07	Dec. 31/06
Units, beginning of period	1,651	1,831	2,238	2,401	2,589
Units issued	70	107	202	167	151
Units redeemed	(249)	(287)	(609)	(330)	(339)

Units, end of period (000’s)	1,472	1,651	1,831	2,238	2,401

Unit value, end of period $	60.37	52.25	36.76	64.34	57.37
Assets, end of period $ (000’s)	88,838	86,262	67,307	144,012	137,748
Investment income ratio*	0.09%	0.19%	0.38%	0.81%	0.25%
Expense ratio**	0.60%	0.60%	0.60%	0.60%	0.60%
Total return***	15.56%	42.12%	(42.86%)	12.14%	8.93%

	Sub-Account
	Brandes International Equity Trust
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/08	Dec. 31/07	Dec. 31/06
Units, beginning of period	261	158	95	140	195
Units issued	56	259	215	21	26
Units redeemed	(97)	(156)	(152)	(66)	(81)

Units, end of period (000’s)	220	261	158	95	140

Unit value, end of period $	27.14	26.10	20.96	35.05	32.64
Assets, end of period $ (000’s)	5,955	6,808	3,311	3,343	4,571
Investment income ratio*	2.76%	3.04%	4.22%	1.47%	1.33%
Expense ratio**	0.60%	0.60%	0.60%	0.60%	0.60%
Total return***	3.98%	24.53%	(40.20%)	7.36%	26.03%

26

John Hancock Variable Life Account V

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Capital Appreciation Trust
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/08	Dec. 31/07	Dec. 31/06 (d)
Units, beginning of period	1,608	1,697	1,613	1,788	—
Units issued	102	152	422	154	2,029
Units redeemed	(221)	(241)	(338)	(329)	(241)

Units, end of period (000’s)	1,489	1,608	1,697	1,613	1,788

Unit value, end of period $	13.79	12.40	8.76	14.05	12.65
Assets, end of period $ (000’s)	20,537	19,946	14,873	22,658	22,623
Investment income ratio*	0.18%	0.31%	0.55%	0.38%	0.00%
Expense ratio**	0.60%	0.60%	0.60%	0.60%	0.60%
Total return***	11.21%	41.51%	(37.62%)	11.03%	1.27%

(d) Fund available in prior year but no activity.
		Sub-Account
		Emerging Markets Value Trust
		Year Ended	Year Ended	Year Ended	Year Ended
		Dec. 31/10	Dec. 31/09	Dec. 31/08	Dec. 31/07 (x)
Units, beginning of period		611	896	81	—
Units issued		102	1,510	1,224	88
Units redeemed		(134)	(1,795)	(409)	(7)

Units, end of period (000’s)		579	611	896	81

Unit value, end of period $		13.98	11.42	5.71	11.95
Assets, end of period $ (000’s)		8,088	6,977	5,114	969
Investment income ratio*		1.45%	0.14%	7.10%	1.54%
Expense ratio**		0.60%	0.60%	0.60%	0.60%
Total return***		22.38%	100.14%	(52.22%)	19.46%

(x)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

27

John Hancock Variable Life Account V

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Equity-Income Trust
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/08	Dec. 31/07	Dec. 31/06
Units, beginning of period	1,425	1,617	2,082	2,286	2,842
Units issued	65	146	129	252	233
Units redeemed	(202)	(338)	(594)	(456)	(789)

Units, end of period (000’s)	1,288	1,425	1,617	2,082	2,286

Unit value, end of period $	25.75	22.48	17.99	28.25	27.49
Assets, end of period $ (000’s)	33,179	32,054	29,092	58,803	62,829
Investment income ratio*	1.94%	2.21%	2.32%	2.94%	1.56%
Expense ratio**	0.60%	0.60%	0.60%	0.60%	0.60%
Total return***	14.54%	25.00%	(36.32%)	2.78%	18.34%

	Sub-Account
	Frontier Capital Appreciation Trust
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/08	Dec. 31/07	Dec. 31/06
Units, beginning of period	15	30	32	42	48
Units issued	3	3	6	12	16
Units redeemed	(9)	(18)	(8)	(22)	(22)

Units, end of period (000’s)	9	15	30	32	42

Unit value, end of period $	44.00	34.86	23.60	40.95	36.81
Assets, end of period $ (000’s)	427	544	715	1,300	1,545
Investment income ratio*	0.20%	0.04%	0.00%	0.00%	0.00%
Expense ratio**	0.60%	0.60%	0.60%	0.60%	0.60%
Total return***	26.25%	47.72%	(42.38%)	11.25%	15.65%

28

John Hancock Variable Life Account V

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Global Bond Trust
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/08	Dec. 31/07	Dec. 31/06
Units, beginning of period	236	280	267	271	319
Units issued	23	27	102	75	47
Units redeemed	(44)	(71)	(89)	(79)	(95)

Units, end of period (000’s)	215	236	280	267	271

Unit value, end of period $	24.95	22.74	19.82	20.86	19.15
Assets, end of period $ (000’s)	5,367	5,377	5,552	5,571	5,187
Investment income ratio*	3.56%	12.12%	0.60%	7.30%	0.00%
Expense ratio**	0.60%	0.60%	0.60%	0.60%	0.60%
Total return***	9.74%	14.72%	(4.99%)	8.95%	4.64%

	Sub-Account
	High Yield Trust
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/08	Dec. 31/07	Dec. 31/06
Units, beginning of period	350	350	240	272	245
Units issued	398	285	243	40	70
Units redeemed	(45)	(285)	(133)	(72)	(43)

Units, end of period (000’s)	703	350	350	240	272

Unit value, end of period $	14.97	13.24	8.62	12.29	12.17
Assets, end of period $ (000’s)	10,522	4,637	3,016	2,947	3,315
Investment income ratio*	57.54%	12.34%	11.31%	13.01%	6.46%
Expense ratio**	0.60%	0.60%	0.60%	0.60%	0.60%
Total return***	13.07%	53.59%	(29.90%)	1.03%	9.79%

29

John Hancock Variable Life Account V

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	International Equity Index Trust B
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/08	Dec. 31/07	Dec. 31/06
Units, beginning of period	1,223	1,385	1,497	1,594	1,928
Units issued	48	72	160	107	116
Units redeemed	(192)	(234)	(272)	(204)	(450)

Units, end of period (000’s)	1,079	1,223	1,385	1,497	1,594

Unit value, end of period $	36.37	32.83	23.80	43.05	37.39
Assets, end of period $ (000’s)	39,242	40,161	32,957	64,438	59,596
Investment income ratio*	2.50%	3.74%	2.74%	5.01%	0.86%
Expense ratio**	0.60%	0.60%	0.60%	0.60%	0.60%
Total return***	10.77%	37.97%	(44.72%)	15.13%	26.35%

Sub-Account
International Value Trust
Year Ended
Dec. 31/10 (f)
Units, beginning of period	—
Units issued	874
Units redeemed	(87)

Units, end of period (000’s)	787

Unit value, end of period $	16.03
Assets, end of period $ (000’s)	12,622
Investment income ratio*	2.07%
Expense ratio**	0.60%
Total return***	8.34%

(f)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

30

John Hancock Variable Life Account V

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Large Cap Growth Trust
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09 (aa)	Dec. 31/08	Dec. 31/07	Dec. 31/06
Units, beginning of period	88	109	251	270	252
Units issued	4	147	126	24	108
Units redeemed	(15)	(168)	(268)	(43)	(90)

Units, end of period (000’s)	77	88	109	251	270

Unit value, end of period $	24.02	19.64	14.38	28.35	23.29
Assets, end of period $ (000’s)	1,879	1,744	1,573	7,105	6,290
Investment income ratio*	0.35%	0.61%	0.02%	0.39%	0.59%
Expense ratio**	0.60%	0.60%	0.60%	0.60%	0.60%
Total return***	22.33%	36.58%	(49.28%)	21.70%	7.87%

(aa) Renamed on November 16, 2009. Previously known as Turner Core Growth Trust.
	Sub-Account
	Lifestyle Balanced Trust
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/08	Dec. 31/07	Dec. 31/06 (u)
Units, beginning of period	17,133	19,638	633	409	197
Units issued	577	732	19,758	338	288
Units redeemed	(2,676)	(3,237)	(753)	(114)	(76)

Units, end of period (000’s)	15,034	17,133	19,638	633	409

Unit value, end of period $	12.81	11.53	8.86	12.98	12.25
Assets, end of period $ (000’s)	192,534	197,481	173,959	8,214	5,009
Investment income ratio*	2.69%	4.25%	24.49%	7.64%	4.59%
Expense ratio**	0.60%	0.60%	0.60%	0.60%	0.60%
Total return***	11.11%	30.12%	(31.74%)	5.97%	12.12%

(u)	Renamed on May 1, 2006. Previously known as Lifestyle Balanced 640 Trust.

31

John Hancock Variable Life Account V

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Lifestyle Growth Trust
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/08	Dec. 31/07	Dec. 31/06 (i)
Units, beginning of period	1,148	1,249	1,359	986	397
Units issued	113	186	173	592	719
Units redeemed	(180)	(287)	(283)	(219)	(130)

Units, end of period (000’s)	1,081	1,148	1,249	1,359	986

Unit value, end of period $	12.72	11.32	8.54	13.54	12.66
Assets, end of period $ (000’s)	13,748	12,996	10,669	18,395	12,494
Investment income ratio*	2.51%	3.43%	2.60%	7.91%	5.16%
Expense ratio**	0.60%	0.60%	0.60%	0.60%	0.60%
Total return***	12.37%	32.52%	(36.91%)	6.91%	12.90%

(i) Renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust.
	Sub-Account
	Lifestyle Moderate Trust
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/08	Dec. 31/07	Dec. 31/06 (k)
Units, beginning of period	159	156	136	89	50
Units issued	51	63	40	78	57
Units redeemed	(67)	(60)	(20)	(31)	(18)

Units, end of period (000’s)	143	159	156	136	89

Unit value, end of period $	12.73	11.57	9.15	12.14	11.59
Assets, end of period $ (000’s)	1,818	1,836	1,427	1,656	1,026
Investment income ratio*	2.38%	5.52%	4.30%	8.28%	3.88%
Expense ratio**	0.60%	0.60%	0.60%	0.60%	0.60%
Total return***	10.03%	26.44%	(24.62%)	4.71%	9.83%

(k)	Renamed on May 1, 2006. Previously known as Lifestyle Moderate 460 Trust.

32

John Hancock Variable Life Account V

Notes to Financial Statements (continued)

11.	Financial Highlights

				Sub-Account
				Mid Cap Index Trust
				Year Ended	Year Ended
				Dec. 31/10	Dec. 31/09 (d)
Units, beginning of period				12	—
Units issued				49	12
Units redeemed				(13)	—

Units, end of period (000’s)				48	12

Unit value, end of period $				8.86	7.07
Assets, end of period $ (000’s)				417	82
Investment income ratio*				1.38%	0.75%
Expense ratio**				0.60%	0.60%
Total return***				25.30%	4.14%

(d) Fund available in prior year but no activity.

	Sub-Account
	Mid Cap Stock Trust
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/08	Dec. 31/07	Dec. 31/06
Units, beginning of period	1,215	1,383	1,564	1,699	1,876
Units issued	46	84	104	128	134
Units redeemed	(204)	(252)	(285)	(263)	(311)

Units, end of period (000’s)	1,057	1,215	1,383	1,564	1,699

Unit value, end of period $	40.58	33.17	25.38	45.40	36.96
Assets, end of period $ (000’s)	42,909	40,297	35,113	71,018	62,792
Investment income ratio*	0.00%	0.00%	0.00%	0.01%	0.00%
Expense ratio**	0.60%	0.60%	0.60%	0.60%	0.60%
Total return***	22.33%	30.68%	(44.09%)	22.85%	12.98%

33

John Hancock Variable Life Account V

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Mid Value Trust
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/08	Dec. 31/07	Dec. 31/06
Units, beginning of period	444	529	720	693	824
Units issued	33	65	79	195	144
Units redeemed	(100)	(150)	(270)	(168)	(275)

Units, end of period (000’s)	377	444	529	720	693

Unit value, end of period $	22.34	19.34	13.30	20.49	20.51
Assets, end of period $ (000’s)	8,421	8,582	7,043	14,748	14,221
Investment income ratio*	2.05%	0.66%	1.15%	2.17%	0.31%
Expense ratio**	0.60%	0.60%	0.60%	0.60%	0.60%
Total return***	15.48%	45.38%	(35.07%)	(0.09%)	19.62%

	Sub-Account
	Money Market Trust B
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/08	Dec. 31/07	Dec. 31/06
Units, beginning of period	1,115	1,370	1,577	1,516	1,446
Units issued	442	993	900	692	757
Units redeemed	(531)	(1,248)	(1,107)	(631)	(687)

Units, end of period (000’s)	1,026	1,115	1,370	1,577	1,516

Unit value, end of period $	22.48	22.61	22.64	22.30	21.40
Assets, end of period $ (000’s)	23,050	25,201	31,013	35,168	32,459
Investment income ratio*	0.05%	0.49%	2.12%	4.70%	4.60%
Expense ratio**	0.60%	0.60%	0.60%	0.60%	0.60%
Total return***	(0.55%)	(0.12%)	1.50%	4.21%	4.08%

34

John Hancock Variable Life Account V

Notes to Financial Statements (continued)

11.	Financial Highlights

			Sub-Account
			Optimized All Cap Trust
			Year Ended	Year Ended	Year Ended
			Dec. 31/10	Dec. 31/09	Dec. 31/08 (c)
Units, beginning of period			3,977	4,408	—
Units issued			183	267	4,846
Units redeemed			(651)	(698)	(438)

Units, end of period (000’s)			3,509	3,977	4,408

Unit value, end of period $			54.53	45.89	35.96
Assets, end of period $ (000’s)			191,364	182,515	158,523
Investment income ratio*			1.18%	1.43%	0.93%
Expense ratio**			0.60%	0.60%	0.60%
Total return***			18.83%	27.59%	(39.96%)

(c) Renamed on April 28, 2008. Previously known as Quantitative All Cap Trust but no activity in prior year.

	Sub-Account
	Overseas Equity Trust
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10 (a)	Dec. 31/09	Dec. 31/08	Dec. 31/07	Dec. 31/06
Units, beginning of period	880	1,002	1,133	1,285	1,404
Units issued	10	52	135	121	161
Units redeemed	(890)	(174)	(266)	(273)	(280)

Units, end of period (000’s)	—	880	1,002	1,133	1,285

Unit value, end of period $	14.80	14.98	11.51	19.99	17.87
Assets, end of period $ (000’s)	—	13,183	11,535	22,654	22,959
Investment income ratio*	0.62%	2.13%	1.95%	2.34%	0.89%
Expense ratio**	0.60%	0.60%	0.60%	0.60%	0.60%
Total return***	(1.18%)	30.06%	(42.39%)	11.86%	19.05%

(a)	Terminated as an investment option and funds transferred to International Value Trust on May 3, 2010.

35

John Hancock Variable Life Account V

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Real Estate Securities Trust
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/08	Dec. 31/07	Dec. 31/06
Units, beginning of period	549	618	725	878	971
Units issued	21	37	31	25	37
Units redeemed	(92)	(106)	(138)	(178)	(130)

Units, end of period (000’s)	478	549	618	725	878

Unit value, end of period $	73.36	57.12	44.11	73.23	87.25
Assets, end of period $ (000’s)	34,997	31,323	27,257	53,110	76,576
Investment income ratio*	1.91%	3.50%	3.30%	2.70%	1.79%
Expense ratio**	0.60%	0.60%	0.60%	0.60%	0.60%
Total return***	28.43%	29.48%	(39.76%)	(16.07%)	37.34%

	Sub-Account
	Short-Term Bond Trust
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10 (e)	Dec. 31/09	Dec. 31/08	Dec. 31/07	Dec. 31/06
Units, beginning of period	202	217	247	487	334
Units issued	24	43	116	305	316
Units redeemed	(226)	(58)	(146)	(545)	(163)

Units, end of period (000’s)	—	202	217	247	487

Unit value, end of period $	17.44	16.75	14.14	17.54	17.09
Assets, end of period $ (000’s)	—	3,387	3,071	4,340	8,321
Investment income ratio*	1.97%	5.60%	7.03%	9.34%	2.69%
Expense ratio**	0.60%	0.60%	0.60%	0.60%	0.60%
Total return***	4.07%	18.49%	(19.41%)	2.62%	3.91%

(e)	Terminated as an investment option and funds transferred to Short Term Government Income Trust on May 3, 2010.

36

John Hancock Variable Life Account V

Notes to Financial Statements (continued)

11.	Financial Highlights

Sub-Account
Short Term Government Income Trust
Year Ended
Dec. 31/10 (f)
Units, beginning of period	—
Units issued	626
Units redeemed	(63)

Units, end of period (000’s)	563

Unit value, end of period $	17.70
Assets, end of period $ (000’s)	9,957
Investment income ratio*	3.28%
Expense ratio**	0.60%
Total return***	1.49%

(f)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

	Sub-Account
	Small Cap Growth Trust
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/08	Dec. 31/07	Dec. 31/06
Units, beginning of period	1,907	2,105	2,258	2,585	2,836
Units issued	92	159	237	115	252
Units redeemed	(286)	(357)	(390)	(442)	(503)

Units, end of period (000’s)	1,713	1,907	2,105	2,258	2,585

Unit value, end of period $	17.81	14.67	10.97	18.26	16.12
Assets, end of period $ (000’s)	30,527	27,981	23,106	41,235	41,658
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio**	0.60%	0.60%	0.60%	0.60%	0.60%
Total return***	21.41%	33.66%	(39.91%)	13.31%	12.79%

37

John Hancock Variable Life Account V

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Total Bond Market Trust B
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/08	Dec. 31/07 (w)	Dec. 31/06
Units, beginning of period	569	622	211	237	289
Units issued	87	216	456	36	30
Units redeemed	(169)	(269)	(45)	(62)	(82)

Units, end of period (000’s)	487	569	622	211	237

Unit value, end of period $	18.90	17.85	16.90	16.07	15.09
Assets, end of period $ (000’s)	9,197	10,161	10,510	3,396	3,575
Investment income ratio*	4.22%	4.63%	10.78%	10.20%	3.65%
Expense ratio**	0.60%	0.60%	0.60%	0.60%	0.60%
Total return***	5.85%	5.64%	5.15%	6.48%	3.46%

(w)	Renamed on October 1, 2007. Previously known as Bond Index Trust B.

38

John Hancock Variable Life Account V

Notes to Financial Statements (continued)

(*)	These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees and expenses assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. These ratios exclude those expenses, such as mortality and expense risk charges that result in direct reductions in unit values. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.
(**)	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Trust portfolio are excluded.
(***)	These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

39

PART C

OTHER INFORMATION

Item 26. Exhibits

The following exhibits are filed as part of this Registration Statement:

(a)(1) Resolution of the Board of Directors establishing Separate Account V is incorporated by reference to post-effective amendment number 1, file number 333-164175, filed with the Commission in April 2010.

(2) Resolution of Board of Directors of John Hancock Life Insurance Company (U.S.A.) accepting the intact transfer of John Hancock Variable Life Account V from John Hancock Variable Life Insurance Company, incorporated by reference to the Registrant’s Initial Registration Statement filed with the Commission on January 4, 2010.

(b) Not applicable.

(c) (1) Distribution Agreement and Servicing Agreement between John Hancock Distributors and John Hancock Life Insurance Company (U.S.A.) dated February 17, 2009, incorporated by reference to pre-effective amendment number 1, file number 333-157212, filed with the Commission on April 7, 2009.

(2)(a) Specimen General Agent and Broker-Dealer Selling Agreement by and among John Hancock Life Insurance Company (U.S.A.) and John Hancock Distributors LLC effective August 2009, incorporated by reference to pre-effective amendment number 2, file number 333-157212, filed with the Commission in April 2011.

(b) List of third party broker-dealer firms included as Attachment A, incorporated by reference to pre-effective amendment number 2, file number 333-157212, filed with the Commission in April 2011.

(d)(1) Form of Policy Endorsement for John Hancock Variable Life Insurance Company dated December 31, 2009, incorporated by reference to Registrant’s Initial Registration Statement filed with the Commission on January 4, 2010 and form of Policy Endorsement dated 2009, is incorporated by reference to post-effective amendment number 1, file number 333-164150, filed with the Commission in April 2010.

(2) Form of specimen flexible variable life insurance policy for Flex V2, incorporated by reference to the initial registration statement, file number 333-164176, filed with the Commission on January 4, 2010.

(3) Form of specimen Disability Benefit Payment of Premiums Rider, incorporated by reference to the initial registration statement, file number 333-164176, filed with the Commission on January 4, 2010.

(4) Form of specimen Accidental Death Benefit Provision Additional Fixed Benefit Rider, incorporated by reference to the initial registration statement, file number 333-164176, filed with the Commission on January 4, 2010.

(5) Form of specimen Children’s Insurance Benefit Rider, incorporated by reference to the initial registration statement, file number 333-164176, filed with the Commission on January 4, 2010.

(6) Form of specimen Yearly Renewable Decreasing Term Benefit Rider, incorporated by reference to the initial registration statement, file number 333-164176, filed with the Commission on January 4, 2010.

(7) Form of Applicant Payment of Premium Rider, incorporated by reference to the initial registration statement, file number 333-164176, filed with the Commission on January 4, 2010.

(e) Specimen policy application, incorporated by reference to the initial registration statement, filed with the Commission on January 4, 2010.

(f) (1) Restated Articles of Redomestication of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 30, 1992, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(a) Amendment to the Articles of Redomestication of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(b) Amendment to the Articles of Redomestication effective January 1, 2005, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(c) Amended and Restated Articles of Incorporation of John Hancock Life Insurnace Company (U.S.A.) dated July 26, 2010, incorporated by reference to post-effective amendment number 2, file number 333-157212, filed with the Commission in April 2011.

(2) By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 2, 1992, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(a) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated June 7, 2000, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(b) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated March 12, 1999, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(c) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(d) Amended and Restated By-laws of John Hancock Life Insurance Company (U.S.A.) dated June 15, 2010, incorporated by reference to post-effective amendment number 2, file number 333-157212, filed with the Commission in April 2011.

(g)(1)The Depositor maintains reinsurance arrangements in the normal course of business, none of which are material.

(2) Service Agreement and Indemnity Combination Coinsurance and Modified Coinsurance Agreement of Variable Insurance Policies between John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of NewYork, incorporated by reference to the Initial Registration Statement, file number 333-164150, filed with the Commission on January 4, 2010.

(h)(1) Participation Agreement among the Manufacturers Insurance Company (U.S.A.), the Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and John Hancock Trust dated April 20, 2005, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(3) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and M Financial Investment Advisers, Inc. dated November 13, 2009, incorporated by reference to file number 333-164150, filed with the Commission on January 4, 2010.

4) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(5) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(i) (1) Service Agreement between John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company dated April 28, 2004, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(j) Not applicable.

(k) Opinion and consent of counsel regarding the legality of the securities being registered, incorporated by reference to the initial registration statement, filed with the Commission on January 4, 2010.

(l) Not Applicable.

(m) Not Applicable.

(n) Consents of Independent Registered Public Accounting Firm are filed herewith.

(n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment pursuant to Rule 485(b) is filed herewith.

(o) Not Applicable.

(p) Not Applicable.

(q) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the policies, incorporated by reference to pre-effective amendment number 1, file number 333-100597, filed with the Commission on December 16, 2002.

Powers of Attorney

(i) Powers of Attorney for Thomas Borshoff, James R. Boyle, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex E. Schlaybaugh, Jr. and John G. Vrysen are incorporated by reference to Registrant’s Initial Registration Statement filed with the Commission on January 4, 2010.

(ii) Power of Attorney for Steven Finch is incorporated by reference to post-effective amendment number 4, file number 333-153252, filed with the Commission on July 27, 2010.

(iii) Power of Attorney for Paul M. Connolly is incorporated by reference to post-effective amendment number 2, file number 333-157212, filed with the Commission in April 2011.

Item 27. Directors and Officers of the Depositor

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Name and Principal Business Address	Position with Depositor
Directors
Thomas Borshoff
536 Stone Road
Pittsford, NY 14534	Director

James R. Boyle
601 Congress Street
Boston, MA 02210	Director, Chairman and President

Paul M. Connolly
75 Indian Spring Road
Milton, MA 02186	Director

Steven Finch
197 Clarendon Street
Boston, MA 02116	Director and Executive Vice President

Ruth Ann Fleming
205 Highland Avenue
Short Hills, NJ 07078	Director

James D. Gallagher
601 Congress Street
Boston, MA 02210	Director and Executive Vice President

Scott S. Hartz
197 Clarendon Street
Boston, MA 02116	Director and Executive Vice President

Rex E. Schlaybaugh, Jr.
400 Renaissance Center
Detroit, Michigan 48243	Director

John G. Vrysen
601 Congress Street
Boston, MA 02210	Director and Senior Vice President

Executive Vice Presidents
Marc Costantini*
Steven Finch**
James D. Gallagher*
Scott S. Hartz**	and Chief Investment Officer – US Investments
Peter Levitt****	and Treasurer
Katherine MacMillan****
Stephen R. McArthur***
Hugh McHaffie*

Senior Vice Presidents
Kevin J. Cloherty*
Bob Diefenbacher**
Peter Gordon**
Allan Hackney*	and Chief Information Officer
Gregory Mack†
Ronald J. McHugh*

Name and Principal Business Address	Position with Depositor
Lynne Patterson*	and Chief Financial Officer
Craig R. Raymond*	Chief Actuary & Chief Risk Officer
Diana L. Scott*
Alan R. Seghezzi**
Bruce R. Speca*
Tony Teta**
Brooks Tingle**
John G. Vrysen**

Vice Presidents
Emanuel Alves*	Counsel and Corporate Secretary
John C.S. Anderson**
Roy V. Anderson*
Arnold Bergman*
Stephen J. Blewitt**
Robert Boyda*
John E. Brabazon**	Chief Financial Officer, Investments
George H. Braun**
Thomas Bruns††
Tyler Carr*
Robert T. Cassato*
Brian Collins*
Art Creel*
George Cushnie****
John J. Danello*
Willma Davis**
Anthony J. Della Piana**
Brent Dennis**
Robert Donahue*****
Edward Eng****
Carol Nicholson Fulp*
Paul Gallagher**
Wayne A. Gates*****
Ann Gencarella**
Richard Harris***	and Appointed Actuary
John Hatch*
Kevin Hill**
E. Kendall Hines**
Eugene Xavier Hodge, Jr.**
James C. Hoodlet**
Roy Kapoor****
Mitchell Karman**	and Chief Compliance Officer & Counsel
and Chief Compliance Officer – Retail Funds/Separate
Frank Knox*	Accounts
David Kroach***
Jonathan Kutrubes*
Cynthia Lacasse**
Denise Lang***
Robert Leach*
David Longfritz*
Robert F. Lussky, Jr.*
Nathaniel I. Margolis**
John Maynard*
Steven McCormick****
Janis K. McDonough**
Scott A. McFetridge**
William McPadden**
Maureen Milet**	and Chief Compliance Officer – Investments
Peter J. Mongeau**

Name and Principal Business Address	Position with Depositor
Steven Moore****
Curtis Morrison**
Tom Mullen*
Scott Navin**
Betty Ng***
Nina Nicolosi*
Frank O’Neill*
Jacques Ouimet**
Gary M. Pelletier**
Steven Pinover*
Krishna Ramdial****	Vice President, Treasury
S. Mark Ray**
Jill Rebman***
Mark Rizza*
Ian R. Roke*
Andrew Ross****
Thomas Samoluk*
Jonnie Smith†††
Yiji S. Starr*
Tony Todisco*****
Gaurav Upadhya***
Simonetta Vendittelli*****
Peter de Vries††††
Karen Walsh*
Linda A. Watters*
Joseph P. Welch**
Jeffery Whitehead*	and Controller
Henry Wong**
Randy Zipse**

*	Principal Business Office is 601 Congress Street, Boston, MA 02210
**	Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***	Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****	Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5
*****	Principal Business Office is 380 Stuart Street, Boston, MA 02116
†	Principal Business is 6400 Sheridan Drive, Williamsville, NY 14221
††	Principal Business is 2001 Butterfield Road, Downers Grove, Illinois 60515
†††	Principal Business is 164 Corporate Drive, Portsmouth, NH 03801
††††	Principal Business is 200 Berkeley Street, Boston, MA 02116

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The Registrant is a separate account of the Depositor operating as a unit investment trust. The Registrant supports benefits payable under the Depositor’s variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Variable Insurance Trust (formerly, John Hancock Trust) and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.

A list of persons directly or indirectly controlled by or under common contract with the Depositor appears below:

Subsidiary Name

AIMV, LLC (Delaware)

Baystate Investments, LLC (Delaware)

Declaration Management & Research LLC (Delaware) Essex Corporation (New York)

Essex Holding Company, Inc. (New York)

Frigate, LLC (Delaware)

Fusion Clearing, Inc (New York)

Hancock Capital Investment Management, LLC (Delaware)

Hancock Capital Investment IV LLC (Delaware)

Hancock Capital Management, LLC (Delaware)

Hancock Forest Management (NZ) Limited (New Zealand)

Hancock Forest Management, Inc. (Delaware)

Hancock Investimentos em Florestas e Agricultura Ltda. (Brazil)

Hancock Mezzanine Investments, LLC (Delaware)

Hancock Mezzanine Investments II, LLC (Delaware)

Hancock Mezzanine Investments III, LLC (Delaware)

Hancock Natural Resource Group Australasia Pty Limited (Australia)

Hancock Natural Resource Group, Inc. (Delaware)

Hancock Venture Partners, Inc. (Delaware)

HVP Special Purpose Sub I, Inc. (Delaware)

HVP Special Purpose Sub II, Inc. (Delaware)

HVP-Russia, Inc. (Delaware)

International Forest Investments Ltd. (Cayman Islands)

JH Networking Insurance Agency, Inc. (Massachusetts)

JHFS One Corp. (Massachusetts)

JHLICO CIP Investments, LLC (Delaware)

John Hancock Advisers LLC(Delaware)

John Hancock Assignment Company (Delaware)

John Hancock Distributors LLC (Delaware)

John Hancock Energy Resources Management Inc. (Delaware)

John Hancock Financial Network, Inc. (Massachusetts)

John Hancock Funds LLC (Delaware)

John Hancock Investment Management Services, LLC (Delaware)

John Hancock Life & Health Insurance Company (Delaware)

John Hancock Life Insurance Company of New York (New York)

John Hancock Leasing Corporation (Delaware)

John Hancock Property and Casualty Holding Company (Delaware)

John Hancock Real Estate Finance, Inc. (Delaware)

John Hancock Realty Advisors, Inc. (Delaware)

John Hancock Realty Management Inc. (Delaware)

John Hancock Signature Services, Inc.(Delaware)

John Hancock Subsidiaries LLC (Delaware)

John Hancock Timber Resource Corporation (Delaware)

JHUSA CIP Investments, LLC (Delaware)

Long Term Care Partners, LLC (Delaware)

LR Company, LLC (Delaware)

LVI, LLC (Delaware)

Manulife Asset Management (US) LLC (Delaware)

Manulife Service Corporation (Colorado)

New Amsterdam Insurance Agency, Inc. (New York)

P.T. Timber Inc.(New Jersey)

Signator Insurance Agency, Inc. (Massachusetts)

Signator Investors, Inc. (Delaware)

Signature Management Co., Ltd. (Bermuda)

The Berkeley Financial Group LLC (Delaware)

Item 29. Indemnification

The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC (“JH Distributors”) and various broker-dealers may provide that the selling broker-dealer indemnify and hold harmless JH Distributors and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

(a) Set forth below is information concerning other investment companies for which JH Distributors, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account J	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account K	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter

(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JH Distributors and the following comprise the Board of Managers and Officers of JH Distributors.

Name	Title
Edward Eng***	Board Manager
Steven Finch**	Board Manager
Lynne Patterson*	Board Manager
Christopher Walker***	Board Manager
Karen Walsh*	Board Manager
Emanuel Alves*	Secretary
Brian Collins*	Vice President, U.S. Taxation
Edward Eng***	Vice President, Group Annuity
Steven Finch**	Chairman
Heather Justason***	Chief Operating Officer
Peter Levitt****	Senior Vice President, Treasurer
Jeffrey Long*	Financial Operations Principal
Declan O’Beirne**	Chief Financial Officer
Kathleen Pettit**	Chief Compliance Officer
Krishna Ramdial****	Vice President, Treasury

Name	Title
Pamela Schmidt**	General Counsel
Karen Walsh*	President and Chief Executive Officer

*	Principal Business Office is 601 Congress Street, Boston, MA 02210
**	Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***	Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****	Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

(c) John Hancock Distributors LLC

The information contained in the section titled “Principal Underwriter and Distributor” in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to Item 31.(c)(2-5).

Item 31. Location of Accounts and Records

The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, John Hancock Place, Boston, Massachusetts 02117, serves as Registrant’s distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. John Hancock Life Insurance Company (U.S.A.) (at the same address), in its capacity as Registrant’s depositor keeps all other records required by Section 31 (a) of the Act.

Item 32. Management Services

All management services contracts are discussed in Part A or Part B.

Item 33. Fee Representation

Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

John Hancock Life Insurance Company (U.S.A.) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this post-effective amendment to the Registration Statement to be signed on its behalf in the City of Boston and Commonwealth of Massachusetts, as of the 26th day of April, 2011.

John Hancock Variable Life Account V
(Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By: /s/ James R. Boyle
James R. Boyle
Principal Executive Officer

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(Depositor)

By: /s/ James R. Boyle
James R. Boyle
Principal Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities indicated as of the 26th day of April, 2011.

Signatures	Title

/s/ Jeffery J. Whitehead Jeffery J. Whitehead	Vice President and Controller

/s/ Lynne Patterson Lynne Patterson	Senior Vice President and Chief Financial Officer

* Thomas Borshoff	Director

* James R. Boyle	Director

* Paul M. Connolly	Director

* Steven Finch	Director

* Ruth Ann Fleming	Director

* James D. Gallagher	Director

* Scott S. Hartz	Director

* Rex E. Schlaybaugh, Jr.	Director

* John G. Vrysen	Director

/s/ James C. Hoodlet James C. Hoodlet *Pursuant to Power of Attorney

May, 2011

This disclosure is distributed to policy owners of variable life insurance policies of John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) and offering interests in John Hancock Variable Life Account V (the “Account” or “Separate Account”). Certain of the investment options described in this disclosure may not be available to you under your policy. You may contact the John Hancock USA Service Office for more information at 1-800-732-5543 or write to us at 197 Clarendon Street, C-6, Boston, MA 02117. For Majestic and COLI products, you may contact us at 1-800-521-1234 or write to us at the above address.

The investment options listed below are offered under variable life insurance policies bearing the following titles: Flex V1 and Flex V2.

500 Index B	International Value	Optimized All Cap
Active Bond	Lifestyle Balanced	Real Estate Securities
Blue Chip Growth	Lifestyle Growth	Short Term Government Income
Capital Appreciation	Lifestyle Moderate	Small Cap Growth
Emerging Markets Value	Mid Cap Index	Total Bond Market B
Equity-Income	Mid Cap Stock	M Capital Appreciation
Global Bond	Mid Value	M International Equity
High Yield	Money Market B	M Large Cap Growth
International Equity Index B

1

Market timing and disruptive trading risks

The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.

Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.

To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:

(i)	restricting the number of transfers made during a defined period,

(ii)	restricting the dollar amount of transfers,

(iii)	restricting transfers into and out of certain investment accounts,

(iv)	restricting the method used to submit transfers, and

(v)	deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.

While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.

Total annual portfolio operating expenses

The following table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through the Flex V1 and Flex V2 policies, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please see the prospectus for the underlying portfolio.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.49%	1.10%

2

Table of Investment Options and Investment Subadvisers

Please note that certain of the investment options described in this table may not be available to you under your policy.

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) or M Fund, Inc. (the “M Fund”) and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolio.

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains.

The M Capital Appreciation, M International Equity, and M Large Cap Growth portfolios are series of the M Fund, an open-end management investment company registered under the 1940 Act. The assets of these subaccounts are invested in the corresponding portfolios of the M Fund. M Financial Investment Advisers, Inc. (“M Financial”) is the investment adviser for all portfolios of the M Fund. The entities shown in the table below as “Portfolio Managers” of the M Fund portfolios are sub-investment advisers selected by M Financial and are the entities that manage the portfolio’s assets.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the prospectus for the underlying portfolio.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective
500 Index B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.

3

Portfolio	Portfolio Manager	Investment Objective
Active Bond	Declaration Management & Research LLC; and John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments. The portfolio seeks to invest its assets in debt securities and instruments with an average duration of between 4 to 6 years; however, there is no limit on the portfolio’s average maturity.

Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large and medium-sized blue chip growth companies.

Capital Appreciation	Jennison Associates LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that, at the time of investment, exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium to large-capitalization companies.

Emerging Markets Value	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the subadviser.

Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.

Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed-income instruments may be denominated in foreign currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

High Yield	Western Asset Management Company	To seek to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities. The portfolio’s investments may include corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities that have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):
Rating Agency
		Moody’s:	Ba through C
		S&P’s:	BB through D

International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depositary Receipts or Global Depositary Receipts representing such securities.

International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests primarily in equity securities of companies located outside the U.S., including in emerging markets. The portfolio invests at least 85% of its net assets in non-U.S. equity securities.

Lifestyle Balanced	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio normally invests approximately 50% of its assets in underlying funds that invest primarily in equity securities and approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities.

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Portfolio	Portfolio Manager	Investment Objective
Lifestyle Growth	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio normally invests approximately 70% of its assets in underlying funds that invest primarily in equity securities and approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities.

Lifestyle Moderate	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio normally invests approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 40% in underlying funds that invest primarily in equity securities.

Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium- capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P MidCap 400 Index* and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.

Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell Midcap Index* or the S&P MidCap 400 Index.*

Mid Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the S&P MidCap 400 Index* or the Russell Midcap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

Money Market B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar-denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.

Optimized All Cap	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies. The portfolio will focus on equity securities of U.S. companies across the three market capitalization ranges of large, medium and small.

Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. Under normal market conditions, the portfolio invests at least 80% of its net assets in obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Under normal circumstances, the portfolio’s effective duration is no more than 3 years.

Small Cap Growth	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*

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Portfolio	Portfolio Manager	Investment Objective
Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Barclays Capital U.S. Aggregate Bond Index** (which represents the U.S. investment-grade bond market). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities listed in the Barclays Capital U.S. Aggregate Bond Index.

M Capital Appreciation (a series of M Fund, Inc.)	Frontier Capital Management Company, LLC	To seek maximum capital appreciation through investment in common stock of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations consistent with the capitalizations of those companies found in the Russell 2500 Index.*

M International Equity (a series of M Fund, Inc.)	Brandes Investment Partners, L.P.	To seek long-term capital appreciation through investment in equity securities of foreign issuers, including common stocks, and securities that are convertible into common stocks.

M Large Cap Growth (a series of M Fund, Inc.)	DSM Capital Partners LLC	To seek long-term capital appreciation through investment mainly in common stocks of U.S. companies that the portfolio manager believes have strong earnings-growth potential.

*

“MSCI All Country World Ex U.S. Index” is a trademark of Morgan Stanley & Co. Incorporated. “Russell 2000,®” “Russell 2500,TM” “Russell Midcap,®” and “Russell Midcap Value®” are trademarks of Frank Russell Company. “S&P MidCap 400,®” and “S&P SmallCap 600®” are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indices referred to in the portfolio objectives track companies having the approximate market capitalization, as of February 28, 2011 (except as otherwise indicated), set out below:

MSCI All Country World Ex U.S. Index — $466 million to $275.1 billion

Russell 2000 Index — maximum of $6.2 billion

Russell 2500 Index — maximum of $11 billion (as of March 31, 2011)

Russell Midcap Index — $221 million to $22.3 billion

Russell Midcap Value Index — $310 million to $19 billion

S&P MidCap 400 Index — $703 million to $9.9 billion

S&P SmallCap 600 Index — maximum of $3.7 billion

**	The Barclays Capital U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market) is a bond index that relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and

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not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your account value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.) In addition, if your policy offers the Long-Term Care Rider, and if you have elected it, the rider’s benefits generally will be excludable from gross income under the Internal Revenue Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Internal Revenue Code. The rider is intended to meet these standards.

Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership. If your policy offers the Long-Term Care Rider, and if you have elected it, deductions from policy value to pay the rider charges will reduce your investment in the contract, but will not be included in income even if you have recovered all of your investment in the contract.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other

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requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

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The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

•

First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.

•

Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

•

Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

•	is made on or after the date on which the policy owner attains age 59 1/2;

•	is attributable to the policy owner becoming disabled; or

•

is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, if there is a reduction in benefits under a policy (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract.

If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.

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Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

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In addition to the disclosure contained herein, John Hancock USA has filed with the SEC a prospectus and a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements of John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Servicing Office. You should also contact the John Hancock USA Servicing Office to request any other information about your policy or to make any inquiries about its operation.

Information about the Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

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SUPPLEMENT DATED MAY 2, 2011

TO

PROSPECTUSES DATED MAY 2, 2011 OR LATER

This Supplement is to be distributed with certain prospectuses dated May 2, 2011 or later for variable life insurance policies of John Hancock Life Insurance Company (U.S.A.). The prospectuses involved bear the title “Flex V1,” “Flex V2,” or “Medallion Variable Life.” We refer to these prospectuses as the “Product Prospectuses.”

This supplement will be used only with policies sold through the product prospectuses and through registered representatives affiliated with the M Financial Group.

This Supplement is accompanied with a current prospectus for the M Fund, Inc. that contains detailed information about the funds. Be sure to read that prospectus before selecting any of the three additional variable investment options/investment accounts.

AMENDMENT TO PRODUCT PROSPECTUSES

The table on the cover page of each product prospectus is amended to include the following four additional variable investment options/investment accounts:

M International Equity

M Large Cap Growth

M Capital Appreciation

VL 3 FUND M SUPP (5/2011)